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                                                                EXHIBIT 3.1



                               BOOK 808 PAGE 493                   FILED
                                                                DEC 22 1988
                                                                [signature]
                                                            SECRETARY OF STATE

                                    RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                               OBJECT DESIGN, INC.

This restated Certificate of Incorporation is being filed pursuant to Sections 242 & 245 and restates integrates and further amends.


         FIRST: The name of the corporation (the "Corporation") is Object Design, Inc.

         SECOND: The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, Wilmington, County of New Castle, and the name of its registered agent at such address is The Corporation Trust Company.

         THIRD: The nature of the business or purpose to be conducted or promoted is as follows:

         To develop, license, purchase, sell, lease and market object oriented data base management systems and associated programming environmental tools for the creation and maintenance of object oriented applications, to engage in the development, licensing and marketing of, and to otherwise deal with, computer software products and applications generally, and to conduct or engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

         FOURTH: The total number of shares of capital stock which the Corporation shall have the authority to issue shall be 5,250,000 common shares, having a par value of $.001 per share, amounting to an aggregate par value of $5,250, and 2,750,000 shares of Series A Convertible Preferred Stock having a par value of $.01 per share (the "Preferred Stock") amounting to an aggregate par value of $27,500.

         The voting power, preferences and relative participating, optional or other special rights and the qualifications, limitations or restrictions or the Preferred Stock are set forth as follows:

         1. Number of Shares. The series of Preferred Stock designated and known as "Series A Convertible Preferred Stock" shall consist of 2,750,000 shares.

         2. Voting.

                  2A. General. Except as may be otherwise provided in these terms of the Series A Convertible Preferred Stock or by law, the Series A Convertible Preferred Stock shall vote together with the Common Stock as a single class on all actions to be taken by the stockholders of the Corporation. Each share of Series A Convertible Preferred Stock shall entitle the holder

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thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each share of Series A Convertible Preferred Stock is then convertible.

                  2B. Board Size. The Corporation shall not, without the written consent or affirmative vote of the holders of at least two-thirds of the then outstanding shares of Series A Convertible Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class, increase the maximum number of directors constituting the Board of Directors to a number in excess of seven (7).

                  2C. Board Seats. The holders of the Series A Convertible Preferred Stock shall be entitled to vote together with the Common Stock as a single class for the election of each of the directors of the Corporation. Notwithstanding the foregoing or anything else to the contrary provided in the Certificate of Incorporation, upon the occurrence of any Noncompliance Event (as such term is defined in subparagraph 7B) and continuing for so long as the Corporation remains in noncompliance (as defined in subparagraph (7B), the holders of the Series A Convertible Preferred Stock, voting as a separate class, shall be entitled to elect a majority of the directors of the Corporation, with the remaining directors of the Corporation to be elected as set forth in the first sentence of this subparagraph 2C. A vacancy in any directorship elected by the holders of the Series A Convertible Preferred Stock, voting as a separate class, shall be filled only by vote or written consent of the holders of the Series A Convertible Preferred Stock, and a vacancy in any directorship elected jointly by the holders of the Series A Convertible Preferred Stock and all other classes and series of stock of the Corporation, voting together as a single class, shall be filled only by vote or written consent of the Series A Convertible Preferred Stock and all other classes and series of stock of the Corporation, as provided above. At any meeting (or in a written consent in lieu thereof) held for the purpose of electing directors, the presence in person or by proxy (or the written consent) of the holders of a majority of the shares of Series A Convertible Preferred Stock then outstanding shall constitute a quorum of the Series A Convertible Preferred Stock for the election of directors to be elected solely by the holders of the Series A Convertible Preferred Stock.

         3. Dividends. The holders of the Series A Convertible Preferred Stock shall be entitled to receive, as and when declared by the Board of Directors out of funds legally available therefor, dividends at the same rate as dividends (other than dividends paid in additional shares of Common Stock) are paid with respect to the Common Stock (treating each share of Series A Convertible Preferred Stock as being equal to the number of shares of Common Stock (including fractions of a share) into which each share of Series A Convertible Preferred Stock is then
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                                      -3-


convertible). In addition, the holders of the Series A Convertible Preferred Stock may from time to time be entitled, pursuant to the terms of paragraph 7 below, to certain "Noncompliance Dividends", as that term is defined in subparagraph 7A, as well as to any other dividends declared by the Board of Directors on the outstanding shares of Series A Convertible Preferred Stock out of funds legally available therefor.

         4. Liquidation. Upon any liquidation, dissolution of winding up of the Corporation, whether voluntary or involuntary, the holders of the shares of Series A Convertible Preferred Stock shall first be entitled, before any distribution or payment is made upon any stock ranking on liquidation, dissolution or winding up, junior to the Series A Convertible Preferred Stock, to be paid, out of assets legally available therefor, an amount equal to $1.00 per share plus, in the case of each share, an amount equal to all accrued and unpaid dividends (including all accrued and unpaid Noncompliance Dividends, if any) thereon, computed to the date payment thereof is made available, such amount payable with respect to one share of Series A Convertible Preferred
Stock being sometimes referred to as the "Liquidation Preference Payment" and with respect to all shares of Series A Convertible Preferred Stock being sometimes referred to as the "Liquidation Preference Payments". If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Series A Convertible Preferred Stock shall be insufficient to permit payment in full to the holders to Series A Convertible Preferred Stock of the Liquidation Preference Payments, then the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of Series A Convertible Preferred Stock. Upon any such liquidation, dissolution or winding-up of the Corporation, immediately after the holders of Series A Convertible Preferred Stock shall have been paid in full the Liquidation Preference Payments, the remaining assets of the Corporation available for distribution shall be distributed ratably among the holders of Series A Convertible Preferred Stock and Common Stock (with each share of Series A Convertible Preferred Stock being deemed, for such purpose, to be equal to the number of shares of Common Stock (including fractions of a share) into which such share of Series A Convertible Preferred Stock is convertible immediately prior to the close of business on the business day fixed for such distribution); provided, however, that if the aggregate amount of assets which would be distributed to the holders of shares of Series A Convertible Preferred Stock pursuant to the provisions set forth above exceeds an amount equal to the sum of the original aggregate purchase price of such shares plus a cumulative annual rate of return of 12% on such purchase price, then the aggregate amount of assets which shall be distributable to such holders upon such liquidation, dissolution or winding up of the Corporation shall instead be limited to the amount of the Liquidation Preference
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                                      -4-


Payments. Written notice of such liquidation, dissolution or winding up, stating a payment date, the place where said payments shall be made, the aggregate amount to be paid to each holder of Series A Convertible Preferred Stock, and the alternate amount which would be paid to each such holder if all outstanding shares of Series A Convertible Preferred Stock were to be converted into shares of Common Stock prior to the payment date, shall be given by mail, postage prepaid, or by telex to non-U.S. residents, not less than 20 days prior to the payment date stated therein, to the holders of record of Series A Convertible Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation. The consolidation or merger of the Corporation into or with any other entity or entities which results in the exchange of outstanding securities of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by any such entity or entities or affiliate thereof, and the sale or transfer by the Corporation of all or substantially all its assets, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of the provisions of this paragraph 4, unless the holders of all outstanding shares of the Corporation's voting stock immediately prior to such transaction hold, immediately following the consummation of such transaction, more than fifty (50) percent of the voting stock of such entity of entities or affiliate thereof, or of the transferee of the assets of the Corporation, as the case may be. For purposes hereof, the Common Stock shall rank on liquidation, dissolution or winding up of the Corporation, junior to the Series A Convertible Preferred Stock.

         5. Restrictions. At any time when shares of Series A Convertible Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of stock of the Corporation is required by law or by the Certificate of Incorporation, and in addition to any other vote required by law or the Certificate of Incorporation, without the written consent or affirmative vote of the holders of at least two-thirds of the then-outstanding shares of Series A Convertible Preferred Stock, consenting separately as a class, the Corporation will not:

                  5A. Create or authorize the creation of any additional class or series of shares of stock, or reclassify the shares of any existing class or series of stock, unless the same ranks junior to the Series A Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or increase the authorized amount of the Series A Convertible Preferred Stock or increase the authorized amount of any additional class or series of shares of stock unless the same ranks junior to the Series A Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or create or authorize any obligation or security convertible into shares of
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                                      -5-


Series A Convertible Preferred Stock or into shares of any other class or series of stock unless the same ranks junior to the Series A Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, whether any such creation, authorization or increase shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise;

                  5B. Consent to any liquidation, dissolution or winding up of the Corporation or consolidate or merge into or with any other entity or entities or sell or transfer all or substantially all its assets;

                  5C. Sell or transfer more than ten percent (10%) of the assets of the Corporation within any 12-month period, other than in the ordinary course of business;

                  5D. Amend, alter or repeal its Certificate of Incorporation or By-laws;

                  5E. Purchase or set aside any sums for the purchase of, or pay any dividend or make any distribution on, any shares of stock other than the Series A Convertible Preferred Stock, except for dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock and except for the purchase of shares of Common Stock from former employees of the Corporation who acquire such shares directly from the Corporation, if each such purchase is made pursuant to contractual rights held by the Corporation relating to the termination of employment of such former employee and the purchase price does not exceed the original issue price paid by such former employee to the Corporation for such shares; or

                  5F. Redeem or otherwise acquire any shares of Series A Convertible Preferred Stock except pursuant to a written agreement to which the Corporation and all of the holders of Series A Preferred Stock may be parties, or pursuant to a purchase offer made pro rata to all holders of the shares of Series A Convertible Preferred Stock on the basis of the aggregate number of outstanding shares of Series A Convertible Preferred Stock then held by each such holder.

         6. Conversions. The holders of shares of Series A Convertible Preferred Stock shall have the following conversion rights:

                  6A. Conversion Events.

                  6A(1) Optional Conversion. Subject to the terms and conditions of this paragraph 6, the holder of any share or shares of Series A Convertible Preferred Stock shall have the right, at its option at any time, to convert any such shares of Series A Convertible Preferred Stock (except that upon any liquidation, voluntary or involuntary dissolution, or winding-up of the
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                                      -6-


Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Series A Convertible Preferred Stock) into such number of fully paid and nonassessable shares of Common Stock as is obtained by (i) multiplying the number of shares of Series A Convertible Preferred Stock so to be converted by $1.00 and (ii) dividing the result by the conversion price of $1.00 per share or, in case an adjustment of such price has taken place pursuant to the further provisions of this paragraph 6, then by the conversion price as last adjusted and in effect at the date any share or shares of Series A Convertible Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to as the "Conversion Price"). Such rights of conversion shall be exercised by the holder thereof by giving written notice to the Corporation that the holder elects to convert a stated number of shares of Series A Convertible Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series A Convertible Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

                  6A(2) Mandatory Conversion. All outstanding shares of Series A Convertible Preferred Stock shall automatically and without any further action on the part of the Corporation convert into shares of Common Stock effective upon the earlier to occur of (i) such time as the Corporation shall have issued an aggregate of at least two-thirds of the total number of shares of Common Stock which were issued, or are then issuable, upon conversion of shares of Series A Convertible Preferred Stock; or (ii) the closing of a sale of shares of Common Stock by the Corporation pursuant to an underwritten public offering in which (a) the aggregate gross proceeds to the Corporation shall be at least $12,500,000 and (b) the price per share paid by the public, net of underwriting discounts and commissions, shall be at least five times the lowest Conversion Price in effect on the date of such closing for any shares of Series A Convertible Preferred Stock then outstanding.

                  6B. Issuance of Certificates; Time Conversion Effected. Promptly upon (1) the happening of either event described in subparagraph 6A(2) or the receipt by the Corporation of the written notice referred to in subparagraph 6A(1), and (2) the surrender of the certificate or certificates for the share or shares of Series A Convertible Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the
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conversion of such share or shares of Series A Convertible Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation, or, in the case of a mandatory conversion under subparagraph 6A(2), on the date of occurrence of either event specified in such subparagraph, and at such time the rights of the holder of such share or shares of Series A Convertible Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

                  6C. Partial Conversion; Dividends; Fractional Shares. In case the number of shares of Series A Convertible Preferred Stock represented by the certificate or certificates surrendered pursuant to subparagraph 6A(1) exceeds the number of shares to be converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series A Convertible Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. At the time of each conversion of shares of Series A Convertible Preferred Stock, the Corporation shall pay in cash an amount equal to all dividends declared, accrued and unpaid on the shares of Series A Convertible Preferred Stock surrendered for conversion to the date upon which such conversion is deemed to take place as provided in subparagraph 6B; provided that any holder of shares of Series A Convertible Preferred Stock may elect, at the time such shares are surrendered for conversion or at any other time prior to conversion, to take payment for all Noncompliance Dividends accrued and unpaid on such shares, if any, in shares of Common Stock rather than in cash, with the number of shares of Common Stock issuable in lieu of such case payment to be determined by dividing the aggregate amount of such accrued and unpaid Noncompliance Dividends by the Conversion Price then in effect for the shares of Series A Convertible Preferred Stock held by such holder. No fractional shares shall be issued upon conversion of Series A Convertible Preferred Stock into Common Stock or upon election to take shares of Common Stock in lieu of cash for accrued and unpaid Noncompliance Dividends, and no payment or adjustment at the time of such conversion or election shall be made by the Company on account of any previously-declared cash dividends on the Common Stock. In lieu of delivering any such fractional share of Common Stock, the Corporation shall pay an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Corporation.
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                  6D. Adjustment of Price Upon Issuance of Common Stock. Except
as provided in subparagraph 6E, if and whenever the Corporation shall issue or sell, or is, in accordance with subparagraph 6D(1) through 6D(8), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Conversion Price in effect immediately prior to the time of such issue or sale (a "Dilutive Offering"), then, forthwith upon such issue or sale, the Conversion Price shall be reduced to the price determined by dividing (i) an amount equal to the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Conversion Price and (b) the consideration, if any, received by the Corporation upon such issue of sale, by (ii) the total number of shares of Common Stock outstanding immediately after such issue or sale.

         For purposes of this subparagraph 6D, the following subparagraphs 6D(1) to 6D(8) shall also be applicable:

                           6D(1) Issuance of Rights or Options. In case at any time the Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Conversion Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph 6D(3), no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

                           6D(2) Issuance of Convertible Securities. In case the Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding as of such date, provided that (a) except as otherwise provided in subparagraph 6D(3), no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Conversion Price have been or are to be made pursuant to other provisions of this subparagraph 6D, no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

                           6D(3) Change in Option Price or Conversion Rate. Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subparagraph 6D(1); the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph 6D(1) or 6D(2); or the rate at which Convertible Securities referred to in subparagraph 6D(1) or 6D(2) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Conversion Price in effect at the time of such event shall forthwith be readjusted to
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                                      -10-


         the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold, but only if as a result of such adjustment the Conversion Price then in effect hereunder is thereby reduced; and on the expiration of any such Option or the termination of any such right to convert or exchange such Convertible Securities, the Conversion Price then in effect hereunder shall forthwith be increased to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

                           6D(4) Stock Dividends. In case the Corporation shall declare a dividend or make any other distribution upon any stock of the Corporation payable in Common Stock (except for dividends or distributions upon the Common Stock), Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

                           6D(5) Consideration for Stock. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

                           6D(6) Record Date. In case the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                           6D(7) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares hall be considered an issue or sale of Common Stock for the purpose of this subparagraph 6D.

                           6D(8) Adjustments for Failure of Participation. Notwithstanding anything contained in this subparagraph 6D to the contrary, the holder of any shares of Series A Convertible Preferred Stock shall not be entitled to the benefits of this subparagraph 6D if such holder has failed to participate in any particular Dilutive Offering by acquiring in such Dilutive Offering such number of shares as shall equal the product of the number of shares actually offered in the Dilutive Offering to all holders of Series A Convertible Preferred Stock, as determined by the Board of Directors, multiplied by a fraction: (a) the numerator of which is the number of shares of Series A Convertible Preferred Stock held by such holder (by itself or together with any affiliated persons or entities) at the time of such Dilutive offering, and (b) the denominator of which is the total number of shares of the Series A Convertible Preferred Stock then outstanding (the "Pro Rata Share"). If any holder of Series A Convertible Preferred Stock shall fail to purchase its Pro Rata Share (by itself or together with any affiliated persons or entities) of any such Dilutive Offering, then such holder's rights under this subparagraph 6D shall terminate and shall no longer be of any force and effect; provided, however, that no holder of shares of Series A Convertible Preferred Stock shall be required to participate to the extent of all or any part of his Pro Rata Share of a Dilutive Offering if and to the extent such participation would violate any statute, rule or regulation, or order of any court or governmental agency applicable to such holder, and such holder furnishes to the Corporation a certificate, signed by an executive officer or general partner of such holder, as the case may be, and an opinion of counsel, each to such effect. The Corporation, the Board of Directors and the holders of the Series A Convertible Preferred Stock shall take all necessary actions to designate a new series of Preferred Stock on any occasion that any holder of Series A Convertible Preferred Stock shall fail to purchase its Pro Rata Share of any Dilutive Offering. Each share of such holder's Series A Convertible Preferred Stock shall be immediately converted into one share of such newly-created series of Preferred Stock; provided that any such new series of Preferred Stock shall be identical in all respects to the Series A Convertible Preferred Stock, except that (i) the Conversion Price of the new series of Preferred Stock shall be the Conversion Price in effect for the Series A Convertible Preferred Stock immediately prior to such Dilutive Offering, and (ii) any holder of shares of the new series of Preferred Stock shall not be entitled to receive the benefits of any adjustments to the Conversion Price pursuant to this subparagraph 6D with respect to any future Dilutive Offering by the Corporation. Except as otherwise required by law, any newly-created series of Preferred Stock shall vote together as a single series with the Series A Convertible Preferred Stock on all matters submitted to the stockholders for a vote or a written consent, including but not limited to the election of a majority of directors of the Corporation by the Series A Convertible Preferred Stock pursuant to subparagraph 2C. For the purposes of paragraphs 3, 4, 5, 6A, 6C, 6G, 6I, 6J, 6K, 6L, 6M, 6N, 6O, 6P, 7 and 8, the terms "Series A Convertible Preferred Stock" shall include any series of Preferred Stock issued by the Corporation pursuant to this subparagraph 6D(8).

                  6E. Certain Issues of Common Stock Excepted. Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Conversion Price in the case of the issuance of up to an aggregate of 2,500,000 shares (appropriately adjusted to reflect the occurrence of any event described in subparagraph 6F) of (1) Common Stock, (2) securities convertible or exchangeable into Common Stock, or (3) options or warrants to purchase Common Stock or securities convertible or exchangeable into Common Stock, to directors, officers, employees or consultants of the Corporation in connection with their service as directors or consultants of the Corporation or their employment by the Corporation, which number of shares shall include any shares issued prior to the issuance of any shares of Series A Convertible Preferred Stock.

                  6F. Subdivision or Combination of Common Stock. In case the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

                  6G. Reorganization or Reclassification. If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series A Convertible Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Series A Convertible Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

                  6H. Adjustment of Provisions. If the Corporation grants to the holders of any class or series of stock of the Corporation any rights relating to the adjustment of the Conversion Price of such class or series of stock upon a Dilutive Offering or otherwise, which rights shall be more favorable to the holders of such class or series of stock than the comparable rights in this paragraph 6 are to the holders of the Series A Convertible Preferred Stock, or which rights shall grant to the holders of such class or series of stock rights not granted to the holders of Series A Convertible Preferred Stock pursuant to the Certificate of Incorporation of the Corporation, then such more favorable rights shall be deemed also apply to all holders of Series A Convertible Preferred Stock.

                  6I. Notice of Adjustment. Upon any adjustment of the Conversion Price, then and in each such case the Corporation shall give written notice thereof, by first class mail, postage prepaid, or by telex to non-U.S. residents, addressed to each holder of shares of Series A Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

                  6J. Other Notices. In case at any time:

                           (1) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

                           (2) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

                           (3) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into, or a sale of all or substantially all its assets to, another entity or entities; or

                           (4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, or by telex to non-U.S. residents, addressed to each holder of any shares of Series A Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 20 days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale dissolution, liquidation or winding up, and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto any such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

                  6K. Stock to be Reserved. The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Series A Convertible Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series A Convertible Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to ensure that the par value per share of the Common Stock is at all times equal to or less than the Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to ensure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed. The Corporation will not take any action which results in an adjustment of the Conversion Price if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Series A Convertible Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Certificate of Incorporation.

                  6L. No Reissuance of Series A Convertible Preferred Stock. Shares of Series A Convertible Preferred Stock which are converted into shares of Common Stock as provided herein shall be cancelled and shall not be reissued.

                  6M. Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of Series A Convertible Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series A Convertible Preferred Stock which is being converted.

                  6N. Closing of Books. The Corporation will at no time close its transfer books against the transfer of any Series A Convertible Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series A Convertible Preferred Stock in any manner which interferes with the timely conversion of such Series A Convertible Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

                  6O. Definition of Common Stock. As used in this paragraph 6, the term "Common Stock" shall mean and include the Corporation's authorized Common Stock, par value $.001 per share, as constituted on the date of filing of these terms of the Series A Convertible Preferred Stock, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall neither be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends nor entitled to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Series A Convertible Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in subparagraph 6G.

         7. Noncompliance.

                  7A. Remedies. Immediately upon the occurrence of any Noncompliance Event, as defined below, the holders of the Series A Convertible Preferred Stock will have all of the following rights, in addition to all other rights set forth in the Certificate of Incorporation, in any agreement between such holders and the Corporation, or as otherwise provided by law:

                  (1) A cumulative dividend (the "Noncompliance Dividend") shall accrue on a daily basis on all outstanding shares of Series A Convertible Preferred Stock so long as the Corporation is in noncompliance (as defined below). Such dividend shall accrue at the annual rate of $.10 per share of Series A Convertible Preferred Stock for the first 30 days that the Corporation is in noncompliance, which rate shall increase by $.01 for each successive 30-day period that the Corporation remains in noncompliance, up to a maximum annual rate of $.16 per share. Each holder of Series A Convertible Preferred Stock to whom any such dividend is payable may elect to have such dividend paid by the Corporation in cash or in shares of Common Stock of the Corporation, as provided in subparagraph 6C.

                  (2) As provided in subparagraph 2C, the holders of Series A Convertible Preferred Stock, voting as a single class, shall have the right to elect a majority of the directors of the Corporation.

                  7B. Noncompliance Event. For the purposes of this Certificate of Incorporation, a "Noncompliance Event" shall be defined as any one or more of the following events:

                           (1) The Corporation has materially breached any one or more of the covenants or other provisions of the Series A Convertible Preferred Stock Purchase Agreement dated on or about December 22, 1988 between the Corporation and the Purchasers named therein (the "Purchase Agreement"), or of any of the other agreements contemplated by the Purchase Agreement and executed in connection therewith (the "Ancillary Agreements"), in each case as the same shall have been amended, and such breach has continued for 30 days following receipt by the Corporation of written notice of said breach given by the holders of at least two-thirds of the outstanding shares of Series A Convertible Preferred Stock;

                           (2) Any of the Corporation's representations and/or warranties set forth in the Purchase Agreement or in any one or more of the Ancillary Agreements was not substantially true as of the date of closing for such Purchase Agreement and the Corporation has received written notice of such fact from the holders of at least two-thirds of the outstanding shares of Series A Convertible Preferred Stock;

                           (3) The Corporation has failed to make payment(s) when due for any dividends, interest and/or mandatory redemption of any securities, where such payment(s) aggregate over $50,000 and such failure to pay has continued for 30 days following receipt by the Corporation of written notice of said failure to pay from the holders of at least two-thirds of the outstanding shares of Series A Convertible Preferred Stock;

                           (4) The Corporation has been in material default of payment on any debt agreement under which the Corporation is obligated to pay at least $50,000 in principal (including any acceleration thereof) and accrued interest at the time of such default, and such default has continued for 30 days following receipt by the Corporation of written notice of said default given by the holders of at least two-thirds of the outstanding shares of Series A Convertible Preferred Stock; or

                           (5) The Corporation has filed for bankruptcy, made an assignment for the benefit of creditors, materially compromised its debt with a material creditor of the Corporation, or suffered acceleration of a material debt instrument, and the Corporation has received written notice of same from the holders of at least two-thirds of the outstanding shares of Series A Convertible Preferred Stock.

Once a Noncompliance Event has occurred, the Corporation shall give prompt notice thereof to each holder of Series A Convertible Preferred Stock, and shall be deemed "in noncompliance" until such time as the President or the Chief Financial Officer of the Corporation shall have certified and delivered by hand or by first class mail, postage prepaid, or by telex to non-U.S. residents, addressed to each holder of Series A Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, notice that the condition underlying such Noncompliance Event is cured.

         8. Amendments. No provision of these terms of the Series A Convertible Preferred Stock may be amended, modified or waived without the written consent or affirmative vote of the holders of at least two-thirds of the then-outstanding shares of Series A Convertible Preferred Stock.

         FIFTH. In furtherance of and not in limitation of powers conferred by statute, it is further provided that:

                  (a) Subject to the limitations and exceptions, if any, contained in the by-laws of the Corporation, the by-laws may be adopted, amended or repealed by the Board of Directors of the Corporation.

                  (b) Elections of directors need not be by written ballot.

                  (c) Subject to any applicable requirements of law, the books of the Corporation may be kept outside the State of Delaware at such location as may be designated by the Board of Directors or in the by-laws of the Corporation.

         SIXTH: The Corporation is to have perpetual existence.

         SEVENTH: The Corporation shall indemnify each person who at any time is, or shall have been a director or officer of the Corporation, and is threatened to be or is made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is, or was, a director or officer of the Corporation, or served at the request of the Corporation as a director, officer, employee, trustee, or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement incurred in connection with any such action, suit or proceeding to the maximum extent permitted by the General Corporation Law of the State of Delaware. The foregoing right of indemnification shall in no way be exclusive of any other rights of indemnification to which any such director or officer may be entitled, under any by-law, agreement, vote of directors or stockholders or otherwise. No amendment to or repeal of the provisions of this paragraph shall deprive a person of the benefit of this paragraph with respect to any act or failure to act of such director occurring prior to such amendment or repeal.

         EIGHTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders of this Corporation, as the case may be, and also on this Corporation.

         NINTH: To the maximum extent permitted by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or to any of its stockholders for monetary damages arising out of such director's breach of fiduciary duty as a director of the Corporation. No amendment to or repeal of the provisions of this paragraph shall apply to or have any effect on the liability or the alleged liability of any director of the Corporation with respect to any act or failure to act of such director occurring prior to such amendment or repeal.

         TENTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Restated Certificate or Incorporation, in the manner now or hereafter prescribed by statute and this Restated Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

         IN WITNESS WHEREOF, said Object Design, Inc. has caused this certificate to be signed by Eugene Bonte, its Vice President and attested by John D. Patterson, Jr., its Secretary, this 21st day of December, 1988.

                                            OBJECT DESIGN, INC.


                                            By: /s/ Eugene Bonte
                                                -------------------------------
                                                Vice President



ATTEST:


By: /s/ John D. Patterson
    -------------------------------
    Secretary

                                                                EXHIBIT 3.1

                                                             FILED
                                                             JUN 29, 1990
                                                             /s/ MICHAEL HARKINS
                                                             SECRETARY OF STATE
                                                             12 NOON
                            CERTIFICATE OF AMENDMENT

                                       OF

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                               OBJECT DESIGN, INC.

         Object Design, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

         FIRST: That the following amendment to the Restated Certificate of Incorporation of Object Design, Inc. (the "Corporation") has been duly adopted in accordance with the provisions of Section 242 and Section 228 of the Delaware General Corporation Law:

         That the Certificate of Incorporation of the Corporation be amended by deleting the old Article Fourth and inserting a new Article Fourth in its stead which shall be and read as follows in its entirety:

         "FOURTH: The total number of shares of capital stock which the Corporation shall have the authority to issue shall be 10,300,000 common shares, having a par value of $.001 per share, amounting to an aggregate par value of $10,300 and 7,267,857 shares of Preferred Stock having a par value of $.01 per share amounting to an aggregate par value of $72,678.57.

         The voting power, preferences and relative participating, optional or other special rights and the qualifications, limitations or restrictions of the Preferred Stock are set forth as follows:

         1. Number of Shares. 2,750,000 shares of the Preferred Stock shall be designated and known as "Series A Convertible Preferred Stock" and 4,517,857 shares of the Preferred Stock shall be designated and known as "Series B Convertible Preferred Stock". Unless otherwise specifically designated, the term

"Preferred Stock" refers collectively to Series A Convertible Preferred Stock and Series B Convertible Preferred Stock.

    2.   Voting

         2A. General. Except as may be otherwise provided in these terms of the Preferred Stock or by law, the Preferred Stock shall vote together with the Common Stock as a single class on all actions to be taken by the stockholders of the Corporation. Each share of Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each share of Preferred Stock is then convertible.

         2B. Board Size. The Corporation shall not, without the written consent or affirmative vote of the holders of at least two-thirds of the then outstanding shares of Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class, change the number of directors constituting the Board of Directors to a number other than seven (7).

         2C. Board Seats. The holders of the Preferred Stock shall be entitled to vote together with the Common Stock as a single class for the election of each of the directors of the Corporation. Notwithstanding the foregoing or anything else to the contrary provided in the Certificate of Incorporation, upon the occurrence of any Noncompliance Event (as such term is defined in subparagraph 7B) and continuing for so long as the Corporation remains in noncompliance (as defined in subparagraph 7B), the holders of the Preferred Stock, voting as a separate class, shall be entitled to elect a majority of the directors of the Corporation, with the remaining directors of the Corporation to be elected as set forth in the first sentence of this subparagraph 2C. A vacancy in any directorship elected by the holders of the Preferred Stock, voting as a separate class, shall be filled only by vote or written consent of the holders of the Preferred Stock, and a vacancy in any directorship elected jointly by the holders of the Preferred Stock and all other classes and series of stock of the Corporation, voting together as a single class, shall be filled only by vote or written consent of the Preferred Stock and all other classes and series of stock of the Corporation, as provided above. At any meeting (or in a written consent in lieu thereof) held for the purpose of electing directors, the presence in person or by proxy (or the written consent) of the holders of a majority of the shares of Preferred Stock then outstanding shall constitute a quorum of the Preferred Stock for the election of directors to be elected solely by the holders of the Preferred Stock.

    3.   Dividends.

         3A. General. The holders of the Preferred Stock shall be entitled to receive, as and when declared by the Board of Directors out of funds legally available therefor, dividends at the same rate as dividends (other than dividends paid in additional shares of Common Stock) are paid with respect to the Common Stock (treating each share of Preferred Stock as being equal to the number of shares of Common Stock (including fractions of a share) into which each share of Preferred Stock is then convertible). In addition, the holders of the Preferred Stock may from time to time be entitled, pursuant to the terms of subparagraph 3B below, to certain cumulative dividends, and pursuant to the terms of paragraph 7 below, to certain "Noncompliance Dividends," as that term is defined in subparagraph 7A, as well as to any other dividends declared by the Board of Directors on the outstanding shares of Preferred Stock out of funds legally available therefor. All dividends on Preferred Stock shall be paid on a pro-rata basis (except such Noncompliance Dividends as are payable solely on Series A Convertible Preferred Stock or Series B Convertible Preferred Stock, as the case may be, pursuant to subparagraph 7A).

         3B. Accruing Dividends. In each year commencing on June 29, 1990, the holders of Preferred Stock shall be entitled to receive out of funds legally available therefor, as and when declared by the Board of Directors, dividends at the rate of $.10 per share in the case of Series A Convertible Preferred Stock and $.14 per share in the case of Series B Convertible Preferred Stock (such price subject to equitable adjustment in the event of any stock dividend, stock split, combination, reclassification or other similar event), compounded at the rate of 10% per share per annum. Such dividends shall accrue from day to day, whether or not earned or declared, and shall be cumulative; provided, however, that except as provided in paragraph 4 hereto and under the terms of an Amended and Restated Preferred Stock Redemption Agreement dated June 1990, the Corporation shall be under no obligation to pay such accruing dividends unless so declared by the Board of Directors.

         3C. Restrictions. Unless all accrued but unpaid dividends on each series of Preferred Stock shall have been paid or shall have been declared and a sum sufficient for the payment thereof set apart, (i) no dividend shall be paid or declared, and no distribution shall be made, on any Common Stock, other than a dividend or other distribution payable solely in the form of additional shares of Common Stock, and (ii) no shares of Common Stock shall be purchased, redeemed or acquired by the Company and no amounts shall be paid for the purchase, redemption or acquisition thereof. Anything herein to the contrary notwithstanding, the restrictions set forth in this Paragraph 3C shall not apply to (i) the repurchase of shares of Common Stock from former employees, officers, directors or other providers of services to the Corporation who acquired such shares directly from the Corporation, if each such purchase is made pursuant to contractual rights held by the Corporation relating to the termination of employment or services of such former employees, officers, directors or other providers of services to the Corporation and the purchase price does not exceed the original issue price paid by such person to the Corporation for such shares; and (ii) repurchase of shares of Common Stock pursuant to a certain Stockholders' Agreement dated June 1990 by and among the Company and the parties thereto (the "Stockholders' Agreement").

         4. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Preferred Stock shall first be entitled, before any distribution or payment is made upon any stock ranking on liquidation, dissolution or winding up, junior to the Preferred Stock, including the Common Stock, to be paid, out of assets legally available therefor, an amount equal to the greater of:

            (i) $1.00 per share in the case of the Series A Convertible Preferred Stock and $1.40 per share in the case of the Series B Convertible Preferred Stock, plus, in each case, all accrued and unpaid dividends thereon, whether or not earned or declared (including all accrued and unpaid Noncompliance Dividends, if any) computed to the date payment thereof is made available; or

            (ii) such amount per share of Preferred Stock as would have been payable had each such share been converted to Common Stock immediately prior to such event of liquidation, dissolution or winding up pursuant to the provisions of Section 6 hereof.

         Such amount payable with respect to one share of Preferred Stock under this Paragraph 4 shall sometimes be referred to as the "Liquidation Preference Payment" and with respect to all shares of Preferred Stock shall sometimes be referred to as the "Liquidation Preference Payments." If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Preferred Stock shall be insufficient to permit payment in full to the holders of Preferred Stock of the Liquidation Preference Payments, then the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of Preferred Stock according to the respective amounts which would be payable on or with respect to the shares of Preferred Stock held by them upon such distribution if all amounts payable on or with respect to said shares were paid in full. Written notice of such liquidation, dissolution or winding up, stating a payment date, the place where said payments shall be made, the aggregate amount to be paid to each holder of Preferred Stock, and the alternate amount which would be paid to each such holder if all outstanding shares of Preferred Stock were to be converted into shares of Common Stock prior to the payment date, shall be given by mail, postage prepaid, or by telex to non-U.S. residents, not less than 20 days prior to the payment date stated therein, to the holders of record of Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation. The consolidation or merger of the Corporation into or with any other entity or entities which results in the exchange of outstanding securities of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by any such entity or entities or affiliate thereof, and the sale or transfer by the Corporation of all or substantially all its assets, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of the provisions of this paragraph 4, unless the holders of all outstanding shares of the Corporation's voting stock immediately prior to such transaction or series of transactions hold, immediately following the consummation of such transaction or series of transactions, more than two-thirds of the voting stock of such entity or entities or affiliate thereof, or of the transferee of the assets of the Corporation, as the case may be, provided, however, that each holder of Preferred Stock shall have the right to elect to receive the benefits of the provisions of subparagraph 6G hereof in lieu of receiving payment in liquidation, dissolution or winding up of the Corporation pursuant to this Paragraph 4. For purposes hereof, the Common Stock shall rank on liquidation, dissolution or winding up of the Corporation, junior to the Preferred Stock.

     5. Restrictions. At any time when shares of Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of stock of the Corporation is required by law or by the Certificate of Incorporation and in addition to any other vote required by law or the Certificate of Incorporation, without the written consent or affirmative vote of the holders of at least two-thirds of the then-outstanding shares of each series of Preferred Stock, consenting separately, the Corporation will not:

          5A. Create or authorize the creation of any additional class or series of shares of stock, or reclassify the shares of any existing class or series of stock, unless the same ranks junior to the Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or increase the authorized amount of the Preferred Stock or increase the authorized amount of any additional class or series of shares of stock unless the same ranks junior to the Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation and as to the payment of dividends, or create or authorize any obligation or security convertible into shares of Preferred Stock or into shares of any other class or series of stock unless the same ranks junior to the Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation and as to the payment of dividends, whether any such creation, authorization or increase shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise;

         5B. Consent to any liquidation, dissolution or winding up of the Corporation or consolidate or merge into or with any other entity or entities, or sell or transfer all or substantially all its assets, unless the holders of the outstanding shares of the Corporation's voting stock immediately prior to such transaction hold, immediately following the consummation of such transaction, two-thirds or more of the voting stock of the surviving entity or entities or affiliates thereof, or of the transferee of the assets of the Corporation, as the case may be;

         5C. Sell or transfer more than ten percent (10%) of the assets of the Corporation within any 12-month period, other than in the ordinary course of business;

         5D. Amend, alter or repeal its Certificate of Incorporation or By-laws;

         5E. Purchase or set aside any sums for the purchase of, or pay any dividend or make any distribution on, any shares of stock other than the Preferred Stock, except for (i) dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock; (ii) the purchase of shares of Common Stock from former employees, officers, directors or other providers of services to the Corporation who acquired such shares directly from the Corporation, if each such purchase is made pursuant to contractual rights held by the Corporation relating to the termination of employment or services of such former employees, officers, directors or other providers of services to the Corporation and the purchase price does not exceed the original issue price paid by such person to the Corporation for such shares; and (iii) repurchase of shares of Common Stock pursuant to the Stockholders' Agreement.

         5F. Redeem or otherwise acquire any shares of Preferred Stock except pursuant to one or more written agreements to which the Corporation and all of the holders of Preferred Stock, are parties, or pursuant to a purchase offer made pro rata to all holders of the shares of Preferred Stock on the basis of the aggregate number of outstanding shares of Preferred Stock then held by each such holder.

    6. Conversions. The holders of shares of Preferred Stock shall have the following conversion rights:

         6A. Conversion Events.

         6A(1) Optional Conversion. Subject to the terms and conditions of this paragraph 6, the holder of any share or shares of Preferred Stock shall have the right, at its option at any time, to convert any such shares of Preferred Stock (except that upon any liquidation, voluntary or involuntary dissolution, or winding-up of the Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Preferred Stock) into such number of fully paid and nonassessable shares of Common Stock as is obtained by (i) multiplying the number of shares of Preferred Stock so to be converted by $1.00 in the case of Series A Convertible Preferred Stock and $1.40 in the case of Series B Convertible Preferred Stock and (ii) dividing the result by the conversion price of $1.00 in the case of Series A Convertible Preferred Stock and $1.40 in the case of Series B Convertible Preferred Stock or, in case an adjustment of such price has taken place pursuant to the further provisions of this paragraph 6, then by the conversion price as last adjusted and in effect at the date any share or shares of Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to as the "Conversion Price"). Such rights of conversion shall be exercised by the holder thereof by giving written notice to the Corporation that the holder elects to convert a stated number of shares of Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

         6A(2) Mandatory Conversion. The outstanding shares of the Series A Convertible Preferred Stock and the Series B Convertible Preferred Stock, as the case may be, shall automatically and without any further action on the part of the Corporation convert into shares of Common Stock effective upon the earlier to occur of (i) such time as the Corporation shall have issued an aggregate of at least two-thirds of the total number of shares of Common Stock which were issued or issuable, upon conversion of the shares of Series A Convertible Preferred Stock and Series B Convertible Preferred Stock, as the case may be, as of the date of a certain Series B Convertible Preferred Stock Purchase Agreement by and among the Company and the parties thereto (the "Series B Purchase Agreement"), as such number shall have been adjusted from time to time in the event of any stock dividend, stock split, combination, reclassification or other similar event; or (ii) the closing of a sale of shares of Common Stock by the Corporation pursuant to an underwritten public offering in which (a) the aggregate gross proceeds to the Corporation shall be at least $10,000,000, and
(b) the price per
share paid by the public, net of underwriting discounts and commissions, shall be at least $2.50 (subject to adjustment in the event of any stock dividend, stock split, combination, reclassification or other similar event).

         6B. Issuance of Certificates; Time Conversion Effected. Promptly upon
(1) the happening of either event described in subparagraph 6A(2) or the receipt by the Corporation of the written notice referred to in subparagraph 6A(1), and
(2) the surrender of the certificate or certificates for the share or shares of Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation, or, in the case of a mandatory conversion under subparagraph 6A(2), on the date of occurrence of either event specified in such subparagraph, and at such time the rights of the holder of such share or shares of Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

         6C. Partial Conversion; Dividends; Fractional Shares. In case the number of shares of Preferred Stock represented by the certificate or certificates surrendered pursuant to subparagraph 6A(1) exceeds the number of shares to be converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. At the time of each conversion of shares of Preferred Stock pursuant to this Paragraph 6, the Corporation shall pay, out of funds legally available therefor, in cash an amount equal to all dividends, declared but unpaid, and any Noncompliance Dividends, on the shares of Preferred Stock surrendered for conversion to the date upon which such conversion is deemed to take place as provided in subparagraph 6B; provided, that, any holder of shares of Preferred Stock may elect, at the time such shares are surrendered for conversion or at any other time prior to conversion, to take payment for all declared but unpaid dividends and any Noncompliance Dividends on such shares, if any, in shares of Common Stock rather than in cash, with the number of shares of Common Stock issuable in lieu of such cash payment to be determined by dividing the aggregate amount of such declared but unpaid dividends and Noncompliance Dividends by the Conversion Price then in effect for the shares of Preferred Stock held by such holder with respect to which such declared but unpaid dividends and Noncompliance Dividends shall be payable. No fractional shares shall be issued upon conversion of Preferred Stock into Common Stock or upon election to take shares of Common Stock in lieu of cash for declared but unpaid dividends and Noncompliance Dividends, and no payment or adjustment at the time of such conversion or election shall be made by the Company on account of any previously-declared cash dividends on the Common Stock. In lieu of delivering any such fractional share of Common Stock, the Corporation shall pay an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Corporation.

         6D. Adjustment of Price Upon Issuance of Common Stock. Except as provided in subparagraph 6E, if and whenever the Corporation shall issue or sell, or is, in accordance with subparagraphs 6D(1) through 6D(8), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Conversion Price in effect for either or both of the Series A Convertible Preferred Stock and the Series B Convertible Preferred Stock immediately prior to the time of such issue or sale (a "Dilutive Offering"), then in each such case, forthwith upon such issue or sale, such Conversion Price for the Series A Convertible Preferred Stock or Series B Convertible Preferred Stock or both, as the case may be, shall be reduced to the price determined by dividing (i) an amount equal to the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Conversion Price for the Series A Convertible Preferred Stock or Series B Convertible Preferred Stock, as the case may be, and (b) the consideration, if any, received by the Corporation upon such issue or sale, by (ii) the total number of shares of Common Stock outstanding immediately after such issue or sale. Notwithstanding the foregoing, if the Company shall issue or sell or is, in accordance with subparagraphs 6D(1) through 6D(8), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Conversion Price for the Series B Convertible Preferred Stock in effect immediately prior to such sale, the Conversion Price in effect for the Series B Convertible Preferred Stock shall be reduced to equal the greater of $1.00 or such consideration per share, provided, that if such consideration per share is less than $1.00, the Conversion Price shall first be reduced to $1.00 in accordance with this sentence and shall thereafter be reduced as otherwise provided in this Section 6.

    Notwithstanding anything to the contrary set forth in Section 6 hereof, no adjustment shall be made to the Conversion Price of the Series A Convertible Preferred Stock in the event that the Corporation shall issue or sell, or is, in accordance with subparagraphs 6D(1) through 6D(8), deemed to have issued or sold any shares of Common Stock solely at a price per share equal to or greater than the Conversion Price for the Series A

Convertible Preferred Stock but less than the Conversion Price for the Series B Convertible Preferred Stock.

         For purposes of this subparagraph 6D, the following subparagraphs 6D(1) to 6D(8) shall also be applicable:

                  6D(1) Issuance of Rights or Options. In case at any time the Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Conversion Price of the Series A Convertible Preferred Stock or Series B Convertible Preferred Stock, as the case may be, or both, in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph 6D(3), no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

                  6D(2) Issuance of Convertible Securities. In case the Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Conversion Price of the Series A Convertible Preferred Stock or Series B Convertible Preferred Stock or both, as the case may be, in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding as of such date, provided that (a) except as otherwise provided in subparagraph 6D(3), no adjustment of the Conversion Price of the Series A Convertible Preferred Stock or Series B Convertible Preferred Stock or both, as the case may be, shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Conversion Price of the Series A Convertible Preferred Stock or Series B Convertible Preferred Stock or both, as the case may be, have been or are to be made pursuant to other provisions of this subparagraph 6D, no further adjustment of the Conversion Price of the Series A Convertible Preferred Stock or Series B Convertible Preferred Stock or both, as the case may be, shall be made by reason of such issue or sale.

                  6D(3) Change in Option Price or Conversion Rate. Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subparagraph 6D(1); the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph 6D(1) or 6D(2); or the rate at which Convertible Securities referred to in subparagraph 6D(1) or 6D(2) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Conversion Price of the Series A Convertible Preferred Stock or Series B Convertible Preferred Stock or both, as the case may be, in effect at the time of such event shall forthwith be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold, but only if as a result of such adjustment the Conversion Price then in effect hereunder is thereby reduced; and on the expiration of any such Option or the termination of any such right to convert or exchange such Convertible Securities, the Conversion Price then in effect hereunder shall forthwith be increased to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

                  6D(4) Stock Dividends. In case the Corporation shall declare a dividend or make any other distribution upon any stock of the Corporation payable in Common Stock (except for dividends or distributions upon the Common Stock), Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

                  6D(5) Consideration for Stock. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

                  6D(6) Record Date. In case the Corporation shall set a record date for the determination of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  6D(7) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purpose of this subparagraph 6D.

                  6D(8) Adjustments for Failure of Participation. Notwithstanding anything contained in this subparagraph 6D to the contrary, the rights of any holder of Preferred Stock to the benefits of this paragraph 6D shall be subject to the limitations contained in this subparagraph 6D(8) if such holder has failed to participate in any offering which is a Dilutive Offering with respect to such holder's shares by acquiring in such Dilutive Offering such number of shares as shall equal the product of the number of shares actually offered in the Dilutive Offering to all holders of Preferred Stock, as determined by the Board of Directors, multiplied by a fraction: (a) the numerator of which is the number of shares of Preferred Stock with respect to which the offering is a Dilutive Offering as is held by such holder at the time of such Dilutive Offering, and (b) the denominator of which is the total number of shares of the Preferred Stock then outstanding with respect to which the offering is a Dilutive Offering (the "Pro Rata Share"). If any holder of Preferred Stock shall fail to purchase its Pro Rata Share of any such Dilutive Offering, then such holder's rights under this subparagraph 6D shall terminate and shall no longer be of any force and effect as to the shares of Preferred Stock with respect to which the offering was a Dilutive Offering; provided, however, that no holder of shares of Preferred Stock shall be required to participate to the extent of all or any part of such holder's Pro Rata Share of a Dilutive Offering if and to the extent such participation would violate any statute, rule or regulation, or order of any court or governmental agency applicable to such holder, and such holder furnishes to the Corporation a certificate, signed by an executive officer or general partner of such holder, as the case may be, and an opinion of counsel, each to such effect. The Corporation, the Board of Directors and the holders of the Preferred Stock shall take all necessary actions to designate a new series of Preferred Stock on any occasion that any holder of Preferred Stock shall fail to purchase its Pro Rata Share of any Dilutive Offering. Shares of such holder's Preferred Stock with respect to which the offering is a Dilutive Offering shall be immediately and automatically converted into shares of a newly-created series of Preferred Stock (the "New Preferred Stock"); provided that the terms of any series of New Preferred Stock shall be identical in all respects to the terms of the Series A Convertible Preferred Stock or Series B Convertible Preferred Stock, as the case may be, except that (i) the Conversion Price of the New Preferred Stock shall be the Conversion Price in effect for the Series A Convertible Preferred Stock or Series B Convertible Preferred Stock, as the case may be, immediately prior to such Dilutive Offering, and (ii) any holder of shares of such New Preferred Stock shall not be entitled to receive the benefits of any adjustments to the Conversion Price pursuant to this subparagraph 6D with respect to any future Dilutive Offering by the Corporation. Except as otherwise required by law, all series of New Preferred Stock shall vote together as a single series with the Series A Convertible Preferred Stock and Series B Convertible Preferred Stock, as the case may be, relating thereto, on all matters submitted to the stockholders for a vote or a written consent, including but not limited to the election of a majority of directors of the Corporation by the Preferred Stock pursuant to subparagraph 2C. For the purposes of paragraphs 3, 4, 5, 6A, 6B, 6C, 6E, 6F, 6G, 6I, 6J, 6K, 6L, 6M, 6N, 6O, 6P, 7 and 8, the terms "Preferred Stock," "Series A Convertible Preferred Stock," and "Series B Convertible Preferred Stock" shall include any series of New Preferred Stock relating thereto issued by the Corporation pursuant to this subparagraph 6D(8).

                  6E. Certain Issues of Common Stock Excepted. Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Conversion Price in the case of the issuance of (i) up to an aggregate of 3,000,000 shares (appropriately adjusted to reflect the occurrence of any event described in subparagraph 6F) of Common Stock or options or warrants to purchase Common Stock to directors, officers or employees of, or other providers of service to, the Corporation in connection with their service as directors, officers or employees of, or providers of services to the Corporation, which number of shares shall include any shares issued prior to the issuance of any shares of Preferred Stock, (ii) any shares of Common Stock or other securities upon conversion of the Series A Convertible Preferred Stock or Series B Convertible Preferred Stock, or (iii) any shares of New Preferred Stock in accordance with subparagraph 6D(8).

                  6F. Subdivision or Combination of Common Stock. In case the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price of the Preferred Stock in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Conversion Price of the Preferred Stock in effect immediately prior to such combination shall be proportionately increased.

                  6G. Reorganization or Reclassification. If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

                  6H. Adjustment of Provisions. If the Corporation grants to the holders of any class or series of stock of the Corporation any rights relating to the adjustment of the Conversion Price of such class or series of stock upon a Dilutive Offering or otherwise, which rights shall be more favorable to the holders of such class or series of stock than the comparable rights in this paragraph 6 are to the holders of the Preferred Stock, or which rights shall grant to the holders of such class or series of stock rights not granted to the holders of Preferred Stock pursuant to the Certificate of Incorporation of the Corporation, then such more favorable rights shall be deemed to also apply to all holders of Preferred Stock.

                  6I. Notice of Adjustment. Upon any adjustment of the Conversion Price, then and in each such case the Corporation shall give written notice thereof, by first class mail, postage prepaid, or by telex to non-U.S. residents, addressed to each holder of shares of Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

                  6J. Other Notices.  In case at any time:

                      (1) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

                      (2) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

                      (3) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into, or a sale of all or substantially all its assets to, another entity or entities; or

                      (4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, or by telex to non-U.S. residents, addressed to each holder of any shares of Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 20 days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

                  6K. Stock to be Reserved. The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to ensure that the par value per share of the Common Stock is at all times equal to or less than the Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to ensure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange or quotation system upon which the Common Stock may be listed. The Corporation will not take any action which results in any adjustment of the Conversion Price if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Certificate of Incorporation.

                  6L. No Reissuance of Preferred Stock. Shares of Preferred Stock which are converted into shares of Common Stock as provided herein shall be cancelled and shall not be reissued.

                  6M. Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Preferred Stock which is being converted.

                  6N. Closing of Books. The Corporation will at no time close its transfer books against the transfer of any Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Preferred Stock in any manner which interferes with the timely conversion of such Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

                  6O. Definition of Common Stock. As used in this paragraph 6, the term "Common Stock" shall mean and include the Corporation's authorized Common Stock, par value $.001 per share, as constituted on the date of filing of these terms of the Preferred Stock, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall neither be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends nor entitled to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in subparagraph 6G.

         7. Noncompliance.

                  7A. Remedies. Immediately upon the occurrence of any Noncompliance Event, as defined below, the holders of the Preferred Stock will have the following rights, in addition to all other rights set forth in the Certificate of Incorporation, in any agreement between such holders and the Corporation, or as otherwise provided by law:

         (1) A cumulative dividend (the "Noncompliance Dividend") shall accrue on a daily basis on all outstanding shares of Preferred Stock to which the Noncompliance Event applies as set forth in subparagraph 7B, so long as the Corporation is in noncompliance (as defined below), which such dividend shall be in addition to the accruing dividends described in subparagraph 3B. Such dividend shall accrue at the annual rate of $.10 per share in the case of Series A Convertible Preferred Stock and $.14 per share in the case of Series B Convertible Preferred Stock for the first 30 days that the Corporation is in noncompliance, which rate shall increase by $.01 for each successive 30-day period that the Corporation remains in noncompliance, up to a maximum annual rate of $.16 per share in the case of Series A Convertible Preferred Stock and $.22 per share in the case of Series B Convertible Preferred Stock. Each holder of Preferred Stock to whom any such dividend is payable may elect to have such dividend paid by the Corporation in cash or in shares of Common Stock of the Corporation, as provided in subparagraph 6C.

         (2). As provided in subparagraph 2C, the holders of Preferred Stock, voting as a single class, shall have the right to elect a majority of the directors of the Corporation.

         7B. Noncompliance Event. For the purposes of this Certificate of Incorporation, a "Noncompliance Event" shall be defined as any one or more of the following events:

         (1) The Corporation has materially breached any one or more of the provisions of the Series A Convertible Preferred Stock Purchase Agreement dated December 22, 1988 (the "Series A Purchase Agreement") then in effect or Article V of the Series B Purchase Agreement with respect to the Series A Convertible Preferred Stock, or the Series B Purchase Agreement with respect to the Series B Convertible Preferred Stock the Series B Purchase Agreement to be referred to collectively herein as the "Purchase Agreements"), or of any of the other agreements contemplated by the Purchase Agreements and executed in connection therewith (collectively, the "Ancillary Agreements") with respect to the shares of Preferred Stock to which such Ancillary Agreements may apply, in each case as such Ancillary Agreements shall have been amended, and such breach has continued for 30 days following receipt by the Corporation of written notice of said breach given by the holders of at least two-thirds of the outstanding shares of Preferred Stock with respect to which such covenant or provisions applies;

             (2) Any of the Corporation's representations and/or warranties set forth in the Series A Purchase Agreement with respect to the Series A Convertible Preferred Stock or the Series B Purchase Agreement with respect to the Series B Convertible Preferred Stock, or in any one or more of the Ancillary Agreements with respect to the shares of Preferred Stock to which such Ancillary Agreement may apply, was not substantially true as of the date of closing for such Purchase Agreement or Ancillary Agreement and the Corporation has received written notice of such fact from the holders of at least two-thirds of the outstanding shares of Preferred Stock with respect to which such representation and/or warranty applies;

             (3) The Corporation has failed to make payment(s) when due for any dividends, interest and/or mandatory redemption of any securities, where such payment(s) aggregate over $100,000 and such failure to pay has continued for thirty (30) days following receipt by the Corporation of written notice of said failure to pay from the holders of at least two-thirds of the outstanding shares of Preferred Stock;

             (4) The Corporation has been in material default of payment on any debt agreement under which the Corporation is obligated to pay at least $100,000 in principal (including any acceleration thereof) and accrued interest at the time of such default, and such default has continued for thirty (30) days following receipt by the Corporation of written notice of said default given by the holders of at least two-thirds of the outstanding shares of Preferred Stock; or

             (5) The Corporation has filed for bankruptcy, made an assignment for the benefit of creditors, materially compromised its debt with a material creditor of the Corporation, or suffered acceleration of a material debt instrument, and the Corporation has received written notice of same from the holders of at least two-thirds of the outstanding shares of Preferred Stock.

Once a Noncompliance Event has occurred, the Corporation shall give prompt notice thereof to each holder of Preferred Stock, and shall be deemed "in noncompliance" until such time as the President or Chief Financial Officer of the Corporation shall have certified and delivered by hand or by first class mail, postage prepaid, or by telex to non-U.S. residents, addressed to each holder of Preferred Stock at the address of such holder as shown on the books of the Corporation, notice that the condition underlying such Noncompliance Event is cured.

    8. Amendments. No provisions of these terms of the Preferred Stock may be amended, modified or waived without the written consent or affirmative note of the holders of at least two-thirds of the then-outstanding shares of Preferred Stock, voting separately.

         SECOND: Written consent to the adoption of the foregoing amendment of the Restated Certificate of Incorporation of the Corporation has been given in accordance with the provisions of Section 228 of the Delaware General Corporation Law, and written notice of the adoption of said amendment without a meeting by less than unanimous written consent has been given to those stockholders who have not consented in writing as provided in said Section 228.

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

         IN WITNESS WHEREOF, Object Design, Inc. has caused this certificate to be signed by its President and attested by its Secretary this 29th day of June, 1990.

                                      Object Design, Inc.

                                      By: /s/ Kenneth E. Haskell
                                         -----------------------------
                                         Its President

ATTEST

By: /s/ John D. Patterson
   ------------------------------
   Its Secretary

                                                                EXHIBIT 3.1

                                                 STATE OF DELAWARE
                                                 SECRETARY OF STATE
                                              DIVISION OF CORPORATIONS
                                             FILED 09:00 AM 10/09/1990
                                                902825153 - 2164410


                            CERTIFICATE OF AMENDMENT

                                       OF

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                               OBJECT DESIGN, INC.

         Object Design, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

         FIRST: That the following amendments to the Restated Certificate of Incorporation of Object Design, Inc. (the "Corporation") have been duly adopted in accordance with the provisions of Section 242 and Section 228 of the Delaware General Corporation Law:

         That the Restated Certificate of Incorporation of the Corporation be amended by deleting the first paragraph to Article Fourth and inserting a new first paragraph to Article Fourth in its stead which shall be and read as follows in its entirety:

         "FOURTH: The total number of shares of capital stock which the Corporation shall have the authority to issue shall be 10,400,000 common shares, having a par value of $.001 per share, amounting to an aggregate par value of $10,400 and 7,325,715 shares of Preferred Stock having a par value of $.01 per share amounting to an aggregate par value of $73,257.15."

         That the Restated Certificate of Incorporation of the Corporation be further amended by deleting the third paragraph to Article Fourth and inserting a new third paragraph to Article Fourth in its stead which shall be and read as follows in its entirety:

         "1. Number of Shares. 2,750,000 shares of the Preferred Stock shall be designated and known as "Series A Convertible Preferred Stock" and 4,575,715 shares of the Preferred Stock shall be designated and known as "Series B Convertible Preferred Stock." Unless otherwise specifically designated, the term "Preferred Stock" refers collectively to Series A Convertible Preferred Stock and Series B Convertible Preferred Stock."

         SECOND: Written consent to the adoption of the foregoing amendments of the Restated Certificate of Incorporation of the Corporation has been given in accordance with the provisions of Section 228 of the Delaware General Corporation Law, and written notice of the adoption of said amendments without a meeting by less than unanimous written consent has been given to those stockholders who have not consented in writing as provided in said Section 228.

         IN WITNESS WHEREOF, Object Design, Inc. has caused this certificate to be signed by its President and attested by its Secretary this 3rd day of October, 1990.

                                               Object Design, Inc.

                                               By: /s/ Kenneth E. Marshall
                                                  ----------------------------
                                                  Its President and CEO

ATTEST

By: /s/ John D. Patterson
   ------------------------
   Its Secretary

                                                                    EXHIBIT 3.1

                            CERTIFICATE OF AMENDMENT

                                       OF

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                               OBJECT DESIGN, INC.

         Object Design, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

         FIRST: That the following amendment to the Restated Certificate of Incorporation of Object Design, Inc. (the "Corporation") has been duly adopted in accordance with the provisions of Section 242 and Section 228 of the Delaware General Corporation Law:

         That the Certificate of Incorporation of the Corporation be amended by deleting the old Article Fourth and inserting a new Article Fourth in its stead which shall be and read as follows in its entirety:

         FOURTH: The total number of shares of capital stock which the Corporation shall have the authority to issue shall be 13,600,000 common shares, having a par value of $.001 per share, amounting to an aggregate par value of $13,600.00 and 10,182,858 shares of Preferred Stock having a par value of $.01 per share amounting to an aggregate par value of $101,828.58.

         The voting power, preferences and relative participating, optional or other special rights and the qualifications, limitations or restrictions of the Preferred Stock are set forth as follows:

         1. Number of Shares. 2,750,000 shares of the Preferred Stock shall be designated and known as "Series A Convertible Preferred Stock", 4,575,715 shares of the Preferred Stock shall be designated and known as "Series B Convertible Preferred Stock" and 2,857,143 shares of the Preferred Stock shall be designated and known as "Series C Convertible Preferred Stock." Unless otherwise specifically designated, the term "Preferred Stock" refers collectively to Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and Series C Convertible Stock.

         2.       Voting.

                  2A. General. Except as may be otherwise provided in these terms of the Preferred Stock or by law, the Preferred Stock shall vote together with the Common Stock as a single class on all actions to be taken by the stockholders of the Corporation. Each share of Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each share of Preferred Stock is then convertible.

                  2B. Board Size. The Corporation shall not, without the written consent or affirmative vote of the holders of at least two-thirds of the then outstanding shares of Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class, change the number of directors constituting the Board of Directors to a number other than seven (7), except that the Corporation may increase or decrease the number of directors constituting the Board of Directors with the consent of a majority of the members of the Board of Directors designated by the holders of Preferred Stock pursuant to the Amended and Restated Stockholders' Agreement dated July 1991 by and among the Company and the parties thereto (the "Stockholders' Agreement").

                  2C. Board Seats. The holders of the Preferred Stock shall be entitled to vote together with the Common Stock as a single class for the election of each of the directors of the Corporation. Notwithstanding the foregoing or anything else to the contrary provided in the Certificate of Incorporation, upon the occurrence of any Noncompliance Event (as such term is defined in subparagraph 7B) and continuing for so long as the Corporation remains in noncompliance (as defined in subparagraph 7B), the holders of the Preferred Stock, voting as a separate class, shall be entitled to elect a majority for the directors of the Corporation, with the remaining directors of the Corporation to be elected as set forth in the first sentence of this subparagraph 2C. A vacancy in any directorship elected by the holders of the Preferred Stock, voting as a separate class, shall be filled only by vote or written consent of the holders of the Preferred Stock, and a vacancy in any directorship elected jointly by the holders of the Preferred Stock and all other classes and series of stock of the Corporation, voting together as a single class, shall be filled only by vote or written consent of the Preferred Stock and all other classes and series of stock of the Corporation, as provided above. At any meeting

(or in a written consent in lieu thereof) held for the purpose of electing directors, the presence in person or by proxy (or the written consent) of the holders of a majority of the shares of Preferred Stock then outstanding shall constitute a quorum of the Preferred Stock for the election of directors to be elected solely by the holders of the Preferred Stock.

         3.       Dividends.

                  3A. General. The holders of the Preferred Stock shall be entitled to receive, as and when declared by the Board of Directors out of funds legally available therefor, dividends at the same rate as dividends (other than dividends paid in additional shares of Common Stock) are paid with respect to the Common Stock (treating each share for Preferred Stock as being equal to the number of shares of Common Stock (including fractions of a share) into which each share of Preferred Stock is then convertible). In addition, the holders of the Preferred Stock may from time to time be entitled, pursuant to the terms of subparagraph 3B below, to certain cumulative dividends, and pursuant to the terms of paragraph 7 below, to certain "Noncompliance Dividend", as that term is defined in subparagraph 7A, as well as to any other dividends declared by the Board of Directors on the outstanding shares of Preferred Stock out of funds legally available therefor. All dividends on Preferred Stock shall be paid on a pro-rata basis (except such Noncompliance Dividends as are payable solely on Series A Convertible Preferred Stock or Series B Convertible Preferred Stock or Series C Convertible Series Stock, as the case may be, pursuant to subparagraph
7A).

                  3B. Accruing Dividends. In each year commencing on July 25, 1991, the holders of Preferred Stock shall be entitled to receive out of funds legally available therefor, as and when declared by the Board of Directors, dividends at the rate of $.10 per share in the case of Series A Convertible Preferred Stock, $.14 per share in the case of Series B Convertible Preferred Stock and $.175 per share in the case of Series C Convertible Preferred Stock (such price subject to equitable adjustment in the event of any stock dividend, stock split, combination, reclassification or other similar event), compounded at the rate of 10% per share per annum. Such dividends shall accrue from day to day, whether or not earned or declared, and shall be cumulative; provided, however, that except as provided in paragraph 4 hereto and under the terms of an Amended and Restated Preferred Stock Redemption Agreement dated July 1991 (the "Redemption Agreement"), the Corporation shall be under an obligation to pay such accruing dividends unless so declared by the Board of Directors; and provided, further that the Corporation's obligation to pay such accruing dividends upon liquidation, pursuant to the terms of the Redemption Agreement or otherwise shall commence at the end of the first year in which the Corporation has positive retained earnings.

                  3C. Restrictions. Unless all accrued but unpaid dividends on each series of Preferred Stock shall have been paid or shall have been declared and a sum sufficient for the payment thereof set apart, (i) no dividend shall be paid or declared, and no distribution shall be made, on any Common Stock, other than a dividend or other distribution payable solely in the form of additional shares of Common Stock, and (ii) no shares of Common Stock shall be purchased, redeemed or acquired by the Company and no amounts shall be paid for the purchase, redemption or acquisition thereof. Anything herein to the contrary notwithstanding, the restrictions set forth in this Paragraph 3C shall not apply to (i) the repurchase of shares of Common Stock from former employees, officers, directors or other providers of services to the Corporation who acquired such shares directly from the Corporation, if each such purchase is made pursuant to contractual rights held by the Corporation relating to the termination of employment or services of such former employees, officers, directors or other providers of services to the Corporation and the purchase price does not exceed the original issue price by such person to the Corporation for such shares; (ii) repurchase of shares of Common Stock pursuant to the Stockholders' Agreement and
(iii) repurchase of shares of Common Stock pursuant to right of first refusal agreements executed in connection with options granted under the Corporation's 1989 Incentive and Non-Qualified Stock Option Plan (the "Plan").

         4. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Preferred Stock shall first by entitled, before any distribution or payment is made upon any stock ranking on liquidation, dissolution or winding up, junior to the Preferred Stock, including the Common Stock, to be paid, out of assets legally available therefor, an amount equal to the greater of:

                  (i) $1.00 per share in the case of the Series A Convertible Preferred Stock, $1.40 per share in the case of the Series B Convertible Preferred Stock and $1.75 per share in the case of the Series C Convertible Preferred Stock, plus, in each case, all accrued and unpaid dividends thereon, whether or not earned or declared (including all accrued and unpaid Noncompliance Dividends, if any,) computed to the date payment thereof is made available; or

                  (ii) such amount per share of Preferred Stock as would have been payable had each such share been converted to Common Stock immediately prior to such event of liquidation, dissolution or winding up pursuant to the provisions of Section 6 hereof.

         Such amount payable with respect to one share of Preferred Stock under this Paragraph 4 shall sometimes referred to as the "Liquidation Preference Payment" and with respect to all shares of Preferred Stock shall sometimes be referred to as the "Liquidation Preference Payments". If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Preferred Stock shall be insufficient to permit payment in full to the holders of Preferred Stock of the Liquidation Preference Payments, then the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of Preferred Stock according to the respective amounts which would be payable on or with respect to the shares of Preferred Stock held by them upon such distribution if all amounts payable on or with respect to said shares were paid in full. Written notice of such liquidation, dissolution or winding up, stating a payment date, the place where said payments shall be made, the aggregate amount to be paid to each holder of Preferred Stock, and the alternate amount which would be paid to each such holder if all outstanding shares of Preferred Stock were to be converted into shares of Common Stock prior to the payment date, shall be given by mail, postage prepaid, by recorded delivery service or by telex to non-U.S. residents, not less than 20 days prior to the payment date stated therein, to the holders of record of Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation. The consolidation or merger of the Corporation into or with any other entity or entities which results in the exchange of outstanding securities of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by any such entity or entities or affiliate thereof, and the sale or transfer by the Corporation of all or substantially all its assets, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of the provisions of this paragraph 4, unless the holders of all outstanding shares of the Corporation's voting stock immediately prior to such transaction or series of transactions hold, immediately following the consummation of such transaction or series of transactions, more than two-thirds of the voting stock of such entity or entities or affiliate thereof, or of the transferee of the assets of the Corporation, as the case may be, provided, however, that each holder of Preferred Stock shall have the right to elect to receive the benefits of the provisions of subparagraph 6G hereof in lieu of receiving payment in liquidation, dissolution or winding up of the Corporation pursuant to this Paragraph 4. For purposes hereof, the Common Stock shall rank on liquidation, dissolution or winding up of the Corporation, junior to the Preferred Stock.

         5. Restrictions. At any time when shares of Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of stock of the Corporation is required by law or by the Certificate of Incorporation and in addition to any other vote required by law or the Certificate of Incorporation, without the written consent or affirmative vote of the holders of at least two-thirds of the then-outstanding shares of each series of Preferred Stock, consenting separately, the Corporation will not:

                  5A. Create or authorize the creation of any additional class or series of shares of stock, or reclassify the shares of any existing class or series of stock, unless the same ranks junior to the Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or increase the authorized amount of the Preferred Stock or increase the authorized amount of any additional class or series of shares of stock unless the same ranks junior to the Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation and as to the payment of dividends, or create or authorize any obligation or security convertible into shares of Preferred Stock or into shares of any other class or series of stock unless the same ranks junior to the Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation and as to the payment of dividends, whether any such creation, authorization or increase shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise;

                  5B. Consent to any liquidation, dissolution or winding up of the Corporation or consolidate or merge into or with any other entity or entities, or sell or transfer all or substantially all its assets, unless the holders of the outstanding shares of the Corporation's voting stock immediately prior to such transaction hold, immediately following the consummation of such transaction, two-thirds or more of the voting stock of the surviving entity or entities or affiliates thereof, or of the transferee of the assets of the Corporation, as the case may be;

                  5C. Sell or transfer more than ten percent (10%) of the assets of the Corporation within any 12-month period, other than in the ordinary course of business;

                  5D. Amend, alter or repeal its Certificate of Incorporation, or amend, alter or repeal its By-laws so as to adversely affect a holder of Preferred Stock;

                  5E. Purchase or set aside any sums for the purchase of, or pay any dividend or make any distribution on, any shares of stock other than the Preferred Stock, except for (i) dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock; (ii) the purchase of shares of Common Stock from former employees, officers, directors or other providers of services to the Corporation who acquired such shares directly from the Corporation, if each such purchase is made pursuant to contractual rights held by the Corporation relating to the termination of employment or services of such former employees, officers, directors or other providers of services to the Corporation and the purchase price does not exceed the original issue price paid by such person to the Corporation for such shares; (iii) repurchase of shares of Common Stock pursuant to the Stockholders' Agreement and (iv) repurchase of shares of Common Stock pursuant to right of first refusal agreements executed in connection with options granted under the Plan.

                  5F. Redeem or otherwise acquire any shares of Preferred Stock except pursuant to one or more written agreements to which the Corporation and all of the holders of Preferred Stock, are parties, or pursuant to a purchase offer made pro rata to all holders of the shares of Preferred Stock on the basis of the aggregate number of outstanding shares of Preferred Stock then held by each such holder.

         6. Conversions. The holders of shares of Preferred Stock shall have the following conversion rights:

                  6A.   Conversion Events.

                  6A(1) Optional Conversion. Subject to the terms and conditions of this Paragraph 6, the holder of any share or shares of Preferred Stock shall have the right, at its option at any time, to convert any such shares of Preferred Stock (except that upon any liquidation, voluntary or involuntary dissolution, or winding-up of the Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Preferred Stock) into such number of fully paid and nonassessable shares of Common Stock as is obtained by (i) multiplying the number of shares of Preferred Stock so to be converted by $1.00 in the case of Series A Convertible Preferred Stock, $1.40 in the case of Series B Convertible Preferred Stock and $1.75 in the case of Series C Convertible Preferred Stock and (ii) dividing the result by the conversion price of $1.00 in the case of Series A Convertible Preferred Stock, $1.40 in the case of Series B Convertible Preferred Stock and $1.75 in the case of the Series C Convertible Preferred Stock or, in case an adjustment of such price has taken place pursuant to the further provisions of this Paragraph 6, then by the conversion price as last adjusted and in effect at the date any share or shares of Preferred
Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to as the "Conversion Price"). Such rights of conversion shall be exercised by the holder thereof by giving written notice to the Corporation that the holder elects to convert a stated number of shares of Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

                  6A(2) Mandatory Conversion. The outstanding shares of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock and the Series C Convertible Preferred Stock, as the case may be, shall automatically and without any further action on the part of the Corporation convert into shares of Common Stock effective upon the earlier to occur of (i) such time as the Corporation shall have issued an aggregate of at least two-thirds of the total number of shares of Common Stock which were issued or issuable, upon conversion of the shares of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and Series C Convertible Preferred Stock, as the case may be, as of the date of a certain Series C Convertible Preferred Stock Purchase Agreement by and among the Company and the parties thereto (the "Series C Purchase Agreement") assuming, for such purposes, that all shares of Series C Convertible Preferred Stock issuable thereunder were issuable as of the date of such agreement, as such number shall have been adjusted from time to time in the event of any stock dividend, stock split, combination, reclassification or other similar event; or (ii) the closing of a sale of shares of Common Stock by the Corporation pursuant to an underwritten public offering in which (a) the aggregate gross proceeds to the Corporation shall be at least $10,000,000, and (b) the price per share paid by the public, net of underwriting discounts and commissions, shall be at least $2.50 (subject to adjustment in the event of any stock dividend, stock split, combination, reclassification or other similar event).

                  6B. Issuance of Certificates; Time Conversion Effected. Promptly upon (1) the happening of either event described in subparagraph 6A(2) or the receipt by the Corporation of the written notice referred to in subparagraph 6A(1), and (2) the surrender of the certificate or certificates for the share or shares of Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation, or, in the case of a mandatory conversion under subparagraph 6A(2), on the date of occurrence of either event specified in such subparagraph, and at such time the rights of the holder of such share or shares of Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

                  6C. Partial Conversion; Dividends; Fractional Shares. In case the number of shares of Preferred Stock represented by the certificate or certificates surrendered pursuant to subparagraph 6A(1) exceeds the number of shares to be converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. At the time of each conversion of shares of Preferred Stock pursuant to this Paragraph 6, the Corporation shall pay, out of funds legally available therefor, in cash an amount equal to all dividends, declared but unpaid, and any Noncompliance Dividends, on the shares of Preferred Stock surrendered for conversion to the date upon which such conversion is deemed to take place as provided in subparagraph 6B; provided, that, any holder of shares of Preferred Stock may elect, at the time such shares are surrendered for conversion or at any other time prior to conversion, to take payment for all declared but unpaid dividends and any Noncompliance Dividends on such shares, if any, in shares of Common Stock rather than in cash, with the number of shares of Common Stock issuable in lieu of such cash payment to be determined by dividing the aggregate amount of such declared but unpaid dividends and Noncompliance Dividends by the Conversion Price then in effect for the shares of Preferred Stock held by such holder with respect to which such declared but unpaid dividends and Noncompliance Dividends shall be payable. No fractional shares shall be issued upon conversion of Preferred Stock into Common Stock or upon election to take shares of Common Stock in lieu of cash for declared but unpaid dividends and Noncompliance Dividends, and no payment or adjustment at the time of such conversion or election shall be made by the Company on account of any previously-declared cash dividends on the Common Stock. In lieu of delivering any such fractional share of Common Stock, the Corporation shall pay an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Corporation.

                  6D. Adjustment of Price Upon Issuance of Common Stock. Except as provided in subparagraph 6B, if and whenever the Corporation shall issue or sell, or is, in accordance with subparagraphs 6D(1) through 6D(8), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Conversion Price in effect for each or all three of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock or the Series C Convertible Preferred Stock immediately prior to the time of such issue or sale (a "Dilutive Offering"), then in each such case, forthwith upon such issue or sale, such Conversion Price for the Series A Convertible Preferred Stock, Series B Convertible Preferred Stock or Series C Convertible Preferred Stock or all three, as the case may be, shall be reduced to the price determined by dividing (i) an amount equal to the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issue or sale (including the number of shares of Common Stock issued or issuable upon conversion of the Preferred Stock) multiplied by the then existing Conversion Price for the Series A Convertible Preferred Stock, Series B Convertible Preferred Stock or Series C Convertible Preferred Stock, as the case may be, and (b) the consideration, if any, received by the Corporation upon such issue or sale, by (ii) the total number of shares of Common Stock outstanding immediately after such issue or sale (including the number of shares of Common Stock issued or issuable upon conversion of the Preferred Stock).

         Notwithstanding the foregoing, if the Company shall issue or sell or is, in accordance with subparagraphs 6D(1) through 6D(8), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Conversion Price for the Series C Convertible Preferred Stock in effect immediately prior to such sale, the Conversion Price in effect for the Series C Convertible Preferred Stock shall be reduced to equal the greater of $1.40 or such consideration per share, provided, that if such consideration per share is less than $1.40, the Conversion Price shall as a result of such issue or sale
(i) first be reduced to $1.40 in accordance with this sentence and (ii) thereafter be reduced as otherwise provided in this Section 6. For any later issues or sales of Common Stock below the applicable Conversion Price in effect for the Series C Convertible Preferred Stock, adjustments shall be made as otherwise provided in this Section 6.

         In addition, notwithstanding the foregoing, if the Company shall issue or sell or is, in accordance with subparagraphs 6D(1) through 6D(8), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Conversion Price for the Series B Convertible Preferred Stock in effect immediately prior to such sale, the Conversion Price in effect for the Series B Convertible Preferred Stock shall be reduced to equal the greater of $1.00 or such consideration per share, provided, that if such consideration per share is less than $1.00, the Conversion Price shall as a result of such issue or sale (i) first be reduced to $1.00 in accordance with this sentence and (ii) thereafter be reduced as otherwise provided in this Section 6. For any later issues or sales of Common Stock below the applicable Conversion Price in effect for the Series B Convertible Preferred Stock, adjustments shall be made as otherwise provided in this Section 6.

         Notwithstanding anything to the contrary set forth in Section 6 hereof, no adjustment shall be made to (i) the Conversion Price of the Series A Convertible Preferred Stock in the event that the Corporation shall issue or sell, or is, in accordance with subparagraphs 6D(1) through 6D(8), deemed to have issued or sold any shares of Common Stock solely at a price per share equal to or greater than the Conversion Price for the Series A Convertible Preferred Stock but less than the Conversion Price for the Series B or Series C Convertible Preferred Stock; or (ii) the Conversion Price of the Series B Convertible Preferred Stock in the event that the Corporation shall issue or sell, or is, in accordance with subparagraphs 6D(1) through 6D(8), deemed to have issued or sold any shares of Common Stock solely at a price per share equal to or greater than the Conversion Price for the Series B Convertible Preferred Stock, but less than the Conversion Price for the Series C Convertible Preferred Stock.

         For purposes of this subparagraph 6D, the following subparagraphs 6D(1) to 6D(8) shall also be applicable:

                  6D(1) Issuance of Rights or Options. In case at any time the Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Conversion Price of the Series A Convertible Preferred Stock, Series B Convertible Preferred Stock or Series C Convertible Preferred Stock, as the case may be, or all three, in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph 6D(3), no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

                  6D(2) Issuance of Convertible Securities. In case the Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Conversion Price of the Series A Convertible Preferred Stock, Series B Convertible Preferred Stock or Series C Convertible Preferred Stock or all three, as the case may be, in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding as of such date, provided that (a) except as otherwise provided in subparagraph 6D(3), no adjustment of the Conversion Price of the Series A Convertible Preferred Stock, Series B Convertible Preferred Stock or Series C Convertible Preferred Stock or all three, as the case may be, shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Conversion Price of the Series A Convertible Preferred Stock, Series B Convertible Preferred Stock or Series C Convertible Preferred Stock or all three, as the case may be, have been or are to be made pursuant to other provisions of this subparagraph 6D, no further adjustment of the Conversion Price of the Series A Convertible Preferred Stock, Series B Convertible Preferred Stock or the Series C Convertible Preferred Stock or all three, as the case may be, shall be made by reason of such issue or sale.

                  6D(3) Change in Option Price or Conversion Rate. Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subparagraph 6D(1); the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph 6D(1) or 6D(2); or the rate at which Convertible Securities referred to in subparagraph 6D(1) or 6D(2) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Conversion Price of the Series A Convertible Preferred Stock, Series B Convertible Preferred Stock or Series C Convertible Preferred Stock or all three, as the case may be, in effect at the time of such event shall forthwith be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold, but only if as a result of such adjustment the Conversion Price then in effect hereunder is thereby reduced; and on the expiration of any such Option or the termination of any such right to convert or exchange such Convertible Securities, the Conversion Price then in effect hereunder shall forthwith be increased to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

                  6D(4) Stock Dividends. In case the Corporation shall declare a dividend or make any other distribution upon any stock of the Corporation payable in Common Stock (except for dividends or distributions upon the Common Stock), Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

                  6D(5) Consideration for Stock. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

                  6D(6) Record Date. In case the Corporation shall set a record date for the determination of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  6D(7) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purpose of this subparagraph 6D.

                  6D(8) Adjustments for Failure of Participation. Notwithstanding anything contained in this subparagraph 6D to the contrary, the rights of any holder of Preferred Stock to the benefits of this paragraph 6D shall be subject to the limitations contained in this subparagraph 6D(8) if such holder has failed to participate in any offering which is a Dilutive Offering with respect to such holder's shares by acquiring in such Dilutive Offering such number of shares as shall equal the product of the number of shares actually offered in the Dilutive Offering to all holders of Preferred Stock, as determined by the Board of Directors, multiplied by a fraction: (a) the numerator of which is the number of shares of Preferred Stock with respect to which the offering is a Dilutive Offering as is held by such holder at the time of such Dilutive Offering, and (b) the denominator of which is the total number of shares of the Preferred Stock then outstanding with respect to which the offering is a Dilutive Offering (the "Pro Rata Share"). Solely for purposes of this subparagraph 6D(8), shares purchased by an affiliate or affiliates of a holder of Preferred Stock in a Dilutive Offering (other than an affiliate who held Preferred Stock prior to such Dilutive Offering except to the extent that such affiliate has exceeded its Pro Rata Share and has not otherwise directed that such excess be counted towards the

         Pro Rata Share of another affiliate) shall be deemed to have been purchased by such holder. As used in this subparagraph, the term affiliate of a holder shall mean a person who directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with, such holder. If any holder of Preferred Stock shall fail to purchase its Pro Rata Share of any such Dilutive Offering, then such holder's rights under this subparagraph 6D shall terminate and shall no longer be of any force and effect as to the shares of Preferred Stock with respect to which the offering was a Dilutive Offering; provided, however, that no holder of shares of Preferred Stock shall be required to participate to the extent of all or any part of such holder's Pro Rata Share of a Dilutive Offering if and to the extent such participation would violate any statute, rule or regulation, or order any court or governmental agency applicable to such holder, and such holder furnishes to the Corporation a certificate, signed by an executive officer or general partner of such holder, as the case may be, and an opinion of counsel, each to such effect. The Corporation, the Board of Directors and the holders of the Preferred Stock shall take all necessary actions to designate a new series of Preferred Stock on any occasion that any holder of Preferred Stock shall fail to purchase its Pro Rata Share of any Dilutive Offering. Shares of such holder's Preferred Stock with respect to which the offering is a Dilutive Offering shall be immediately and automatically converted into shares of newly-created series of Preferred Stock (the "New Preferred Stock"); provided that the terms of any series of New Preferred Stock shall be identical in all respects to the terms of the Series A Convertible Preferred Stock, Series B Convertible Preferred Stock or Series C Convertible Preferred Stock, as the case may be, except that (i) the Conversion Price of the New Preferred Stock shall be the Conversion Price in effect for the Series A Convertible Preferred Stock, Series B Convertible Preferred Stock or Series C Convertible Preferred Stock, as the case may be, immediately prior to such Dilutive Offering, and (ii) any holder of shares of the such New Preferred Stock shall not be entitled to receive the benefits of any adjustments to the Conversion Price pursuant to this subparagraph 6D with respect to any future Dilutive Offering by the Corporation. Except as otherwise required by law, all series of New Preferred Stock shall vote together as a single series with the Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and Series C Convertible Preferred Stock, as the case may be, relating thereto, on all matters submitted to the stockholders for a vote or a written consent, including but not limited to the election of a majority of directors of the Corporation by the Preferred Stock pursuant to subparagraph 2C. For the purposes of paragraphs 3, 4, 5, 6A, 6B, 6C, 6E, 6F, 6G, 6I, 6J, 6K, 6L, 6M, 6N, 6O, 6P, 7 and 8, the
         terms "Preferred Stock," "Series A Convertible Preferred Stock," "Series B

         Convertible Preferred Stock," and "Series C Convertible Preferred Stock" shall include any series of New Preferred Stock relating thereto issued by the Corporation pursuant to this subparagraph 6D(8).

                  6E. Certain Issues of Common Stock Excepted. Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Conversion Price in the case of the issuance of (i) up to an aggregate of 3,250,000 shares (appropriately adjusted to reflect the occurrence of any event described in subparagraph 6F) of Common Stock or options or warrants to purchase Common Stock to directors, officers or employees of, or other providers of service to, the Corporation in connection with their service as directors, officers or employees of, or providers of services to the Corporation, which number of shares shall include any shares issued prior to the issuance of any shares of Preferred Stock (the "Reserved Employee Shares"), (ii) any shares of Common Stock or other securities upon conversion of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock or the Series C Convertible Preferred Stock, (iii) any shares of New Preferred Stock in accordance with subparagraph 6D(8); (iv) any shares of Preferred Stock issuable upon exercise of warrants to purchase Preferred Stock; or (v) any securities issued in connection with equipment lease transactions undertaken in the ordinary course of the Corporation's business and approved by a majority of the members of the Board of Directors designated by the holders of Preferred Stock under the Stockholders' Agreement.

                  6F. Subdivision or Combination of Common Stock. In case the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price of the Preferred Stock in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Conversion Price of the Preferred Stock in effect immediately prior to such combination shall be proportionately increased.

                  6G. Reorganization or Reclassification. If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

                  6H. Adjustment of Provisions. If the Corporation grants to the holders of any class or series of stock of the Corporation any rights relating to the adjustment of the Conversion Price of such class or series of stock upon a Dilutive Offering or otherwise, which rights shall be more favorable to the holders of such class or series of stock than the comparable rights in this paragraph 6 are to the holders of the Preferred Stock, or which rights shall grant to the holders of such class or series of stock rights not granted to the holders of Preferred Stock pursuant to the Certificate of Incorporation of the Corporation, then such more favorable rights shall be deemed to also apply to all holders of Preferred Stock.

                  6I. Notice of Adjustment. Upon any adjustment of the Conversion Price, then and in each such case the Corporation shall give written notice thereof, by first class mail, postage prepaid, by recorded delivery service or by telex to non-U.S. residents, addressed to each holder of shares of Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

                  6J. Other Notices. In case at any time:

                      (1) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

                      (2) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

                      (3) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into, or a sale of all or substantially all its assets to, another entity or entities; or

                      (4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, by recorded delivery service or by telex to non-U.S. residents, addressed to each holder of any shares of Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 20 days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

                  6K. Stock to be Reserved. The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to ensure that the par value per share of the Common Stock is at all times equal to or less than the Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to ensure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange or quotation system upon which the Common Stock may be listed. The Corporation will not take any action which results in any adjustment of the Conversion Price if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Certificate of Incorporation.

                  6L. No Reissuance of Preferred Stock. Shares of Preferred Stock which are converted into shares of Common Stock as provided herein shall be cancelled and shall not be reissued.

                  6M. Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Preferred Stock which is being converted.

                  6N. Closing of Books. The Corporation will at no time close its transfer books against the transfer of any Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Preferred Stock in any manner which interferes with the timely conversion of such Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

                  6O. Definition of Common Stock. As used in this Paragraph 6, the term "Common Stock" shall mean and include the Corporation's authorized Common Stock, par value $.001 per share, as constituted on the date of filing of these terms of the Preferred Stock, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall neither be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends nor entitled to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in subparagraph 6G.

         7.       Noncompliance.

                  7A. Remedies. Immediately upon the occurrence of any Noncompliance Event, as defined below, the holders of the Preferred Stock will have the following rights, in addition to all other rights set forth in the Certificate of Incorporation, in any agreement between such holders and the Corporation, or as otherwise provided by law:

                  (1) A cumulative dividend (the "Noncompliance Dividend") shall accrue on a daily basis on all outstanding shares of Preferred Stock to which the Noncompliance Event applies as set forth in subparagraph 7B, so long as the Corporation is in noncompliance (as defined below), which such dividend shall be in addition to the accruing dividends described in subparagraph 3B. Such dividend shall accrue at the annual rate of $.10 per share in the case of Series A Convertible Preferred Stock, $.14 per share in the case of Series B Convertible Preferred Stock and $.175 per share in the case of Series C Convertible Preferred Stock for the first 30 days that the Corporation is in noncompliance, which rate shall increase by $.01 for each successive 30-day period that the Corporation remains in noncompliance, up to a maximum annual rate of $.16 per share in the case of Series A Convertible Preferred Stock, $.22 per share in the case of Series B Convertible Preferred Stock and $.28 per share in the case of Series C Convertible Preferred Stock. Each holder of Preferred Stock to whom any such dividend is payable may elect to have such dividend paid by the Corporation in cash or in shares of Common Stock of the Corporation, as provided in subparagraph 6C.

                  (2) As provided in subparagraph 2C, the holders of Preferred Stock, voting as a single class, shall have the right to elect a majority of the directors of the Corporation.

                  7B. Noncompliance Event. For the purposes of this Certificate of Incorporation, a "Noncompliance Event" shall be defined as any one or more of the following events:

                  (1) The Corporation has materially breached any one or more of the provisions of (i) the Series A Convertible Preferred Stock
         Purchase Agreement dated December 22, 1988 (the "Series A Purchase Agreement") then in effect or Article V of the Series C Purchase Agreement with respect to the Series A Convertible Preferred Stock,
         (ii) the Series B Purchase Agreement dated June 29, 1990 (the "Series B Purchase Agreement") then in effect or Article V of the Series C Purchase Agreement with respect to the Series B Convertible Preferred Stock or (iii) the Series C Purchase Agreement (the Series A Purchase Agreement, the Series B Purchase Agreement and the Series C Purchase Agreement to be referred to collectively herein as the "Purchase Agreements"), or of any of the other agreements contemplated by the Purchase Agreements and executed in connection therewith (collectively, the "Ancillary Agreements") with respect to the shares of Preferred Stock to which such Ancillary Agreements may apply, in each case as such Ancillary Agreements shall have been amended, and such breach has continued for 30 days following receipt by the Corporation of written notice of said breach given by the holders of at least two-thirds of the outstanding shares of Preferred Stock with respect to which such covenant or provision applies;

                  (2) Any of the Corporation's representations and/or warranties set forth in the Series A Purchase Agreement with respect to the Series A Convertible Preferred Stock, or the Series B Purchase Agreement with respect to the Series B Convertible Preferred Stock, or the Series C Purchase Agreement with respect to the Series C Convertible Preferred Stock or in any one or more of the Ancillary Agreements with respect to the shares of Preferred Stock to which such Ancillary Agreement may apply, was not substantially true as of the date of closing for such Purchase Agreement or Ancillary Agreement and the Corporation has received written notice of such fact from the holders of at least two-thirds of the outstanding shares of Preferred Stock with respect to which such representation and/or warranty applies;

                  (3) The Corporation has failed to make payments(s) when due for any dividends, interest and/or mandatory redemption of any securities, where such payment(s) aggregate over $200,000 and such failure to pay has continued for 30 days following receipt by the Corporation of written notice of said failure to pay from the holders of at least two-thirds of the outstanding shares of Preferred Stock;

                  (4) The Corporation has been in material default of payment on any debt agreement under which the Corporation is obligated to pay at least $200,000 in principal (including any acceleration thereof) and accrued interest at the time of such default, and such default has continued for 30 days following receipt by the Corporation of written notice of said default given by the holders of at least two-thirds of the outstanding shares of Preferred Stock; or

                  (5) The Corporation has filed for bankruptcy, made an assignment for the benefit of creditors, materially compromised its debt with a material creditor of the Corporation, or suffered acceleration of a material debt instrument, and the Corporation has received written notice of same from the holders of at least two-thirds of the outstanding shares of Preferred Stock.

Once a Noncompliance Event has occurred, the Corporation shall give prompt notice thereof to each holder of Preferred Stock, and shall be deemed "in noncompliance" until such time as the President or the Chief Financial Officer of the Corporation shall have certified and delivered by hand or by first class mail, postage prepaid, by recorded delivery service or by telex to non-U.S. residents, addressed to each holder of Preferred Stock at the address of such holder as shown on the books of the Corporation, notice that the condition underlying such Noncompliance Event is cured.

         8. Amendments. No provision of these terms of the Preferred Stock may be amended, modified or waived without the written consent or affirmative vote of the holders of at least two-thirds of the then-outstanding shares of each series of Preferred Stock, voting separately.

         SECOND: Written consent to the adoption of the foregoing amendment of the Restated Certificate of Incorporation of the Corporation has been given in accordance with the provisions of Section 228 of the Delaware General Corporation Law, and written notice of the adoption of said amendment without a meeting by less than unanimous written consent has been given to those stockholders who have not consented in writing as provided in said Section 228.

                  REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

         IN WITNESS WHEREOF, Object Design, Inc. has caused this certificate to be signed by its President and attested by its Secretary this 29 day of July, 1991.

                                            Object Design, Inc.

                                            By: /s/ Kenneth E. Marshall
                                               ----------------------------
                                               Its President & CEO

ATTEST

By: /s/ John Patterson
   ----------------------------
   Its Secretary

                                                                EXHIBIT 3.1

                            CERTIFICATE OF AMENDMENT

                                       OF

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                               OBJECT DESIGN, INC.

         Object Design, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

         FIRST: That the following amendment to the Restated Certificate of Incorporation of Object Design, Inc. (the "Corporation") has been duly adopted in accordance with the provisions of Section 242 and Section 228 of the Delaware General Corporation Law:

         That the Restated Certificate of Incorporation of the Corporation be amended by deleting the old Article Fourth and inserting a new Article Fourth in its stead which shall be and read as follows in its entirety:

         "Fourth: The total number of shares of capital stock which the Corporation shall have the authority to issue shall be 15,000,000 common shares, having a par value of $.001 per share, amounting to an aggregate par value of $15,000.00 and 11,293,969 shares of Preferred Stock having a par value of $.01 per share amounting to an aggregate par value of $112,939.69."

         The voting power, preferences and relative participating, optional or other special rights and the qualifications, limitations or restrictions of the Preferred Stock are set forth as follows:

         1. Number of Shares. 2,750,000 shares of the Preferred Stock shall be designated and known as "Series A Convertible Preferred Stock," 4,575,715 shares of the Preferred Stock shall be designated and known as "Series B Convertible Preferred Stock," 2,857,143 shares of the Preferred Stock shall be designated and known as "Series C Convertible Preferred Stock" and 1,111,111 shares of Preferred Stock shall be designated and known as "Series D Convertible Preferred Stock." Unless otherwise specifically designated, the term "Preferred Stock" refers collectively to Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock and Series D Convertible Preferred Stock.

         2.       Voting.

                  2A. General. Except as may be otherwise provided in these terms of the Preferred Stock or by law, the Preferred Stock shall vote together with the Common Stock as a single class on all actions to be taken by the stockholders of the Corporation. Each share of Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each share of Preferred Stock is then convertible.

         With respect to all questions as to which, under law, stockholders are entitled to vote by classes, the holders of Preferred Stock shall vote together as a single class separately from the holders of Common stock. With respect to all questions as to which, under law, stockholders are required to vote by series, the holders of Series A Convertible Preferred Stock shall vote separately as a single series, the holders of Series B Convertible Preferred Stock shall vote separately as a single series, the holders of Series C Convertible Preferred Stock shall vote separately as a single series and the holders of Series D Convertible Preferred Stock shall vote separately as a single series.

                 2B. Board Size. The Corporation shall not, without the written consent or affirmative vote of the holders of at least two-thirds of the then outstanding shares of Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class, change the number of directors constituting the Board of Directors to a number other than seven (7), except that the Corporation may increase or decrease the number of directors constituting the Board of Directors with the consent of a majority of the members of the Board of Directors designated by the holders of Preferred Stock pursuant to the Second Amended and Restated Stockholders' Agreement dated March 1992, by and among the Company and the parties thereto (the "Stockholders' Agreement").

                 2C. Board Seats. The holders of the Preferred Stock shall be entitled to vote together with the Common Stock as a single class for the election of each of the directors of the Corporation. Notwithstanding the foregoing or anything else to the contrary provided in the Certificate of Incorporation, upon the occurrence of any Noncompliance Event (as such term is defined in subparagraph 7B) and continuing for so long as the Corporation remains in noncompliance (as defined in subparagraph

7B), the holders of the Preferred Stock, voting as a separate class, shall be entitled to elect a majority of the directors of the Corporation, with the remaining directors of the Corporation to be elected as set forth in the first sentence of this subparagraph 2C. A vacancy in any directorship elected by the holders of the Preferred Stock, voting as a separate class, shall be filled only by vote or written consent of the holders of the Preferred Stock, and a vacancy in any directorship elected jointly by the holders of the Preferred Stock and all other classes and series of stock of the Corporation, voting together as a single class, shall be filled only by vote or written consent of the Preferred Stock and all other classes and series of stock of the Corporation, as provided above. At any meeting (or in a written consent in lieu thereof) held for the purpose of electing directors, the presence in person or by proxy (or the written consent) of the holders of a majority of the shares of Preferred Stock then outstanding shall constitute a quorum of the Preferred Stock for the election of directors to be elected solely by the holders of the Preferred Stock.

         3.       Dividends.

                  3A. General. The holders of the Preferred Stock shall be entitled to receive, as and when declared by the Board of Directors out of funds legally available therefor, dividends at the same rate as dividends (other than dividends paid in additional shares of Common Stock) are paid with respect to the Common Stock (treating each share of Preferred Stock as being equal to the number of shares of Common Stock (including fractions of a share) into which each share of Preferred Stock is then convertible). In addition, the holders of the Preferred Stock may from time to time be entitled, pursuant to the terms of subparagraph 3B below, to certain cumulative dividends, and pursuant to the terms of paragraph 7 below, to certain "Noncompliance Dividends," as that term is defined in subparagraph 7A, as well as to any other dividends declared by the Board of Directors on the outstanding shares of Preferred Stock out of funds legally available therefor. All dividends on Preferred Stock shall be paid on a pro-rata basis (except such Noncompliance Dividends as are payable solely on Series A Convertible Preferred Stock or Series B Convertible Preferred Stock or Series C Convertible Preferred Stock or Series D Convertible Preferred Stock, as the case may be, pursuant to subparagraph 7A).

                  3B. Accruing Dividends. In each year commencing on (1) July 25, 1991, the holders of Preferred Stock other than Series D Convertible Preferred Stock shall be entitled to receive out of funds legally available therefor, as and when declared by the Board of Directors, dividends at the rate of $.10 per share in the case of Series A Convertible Preferred Stock, $.14 per share in the case of Series B Convertible Preferred Stock and $.175 per share in the case of Series C Convertible Preferred Stock, and (2) March 11, 1992, the holders of Series D

Convertible Preferred Stock shall be entitled to receive out of funds legally available therefor, as and when declared by the Board of Directors, dividends at the rate of $.225 per share (each such price subject to equitable adjustment in the event of any stock dividend, stock split, combination, reclassification or other similar event), compounded at the rate of 10% per share per annum. Such dividends shall accrue from day to day, whether or not earned or declared, and shall be cumulative; provided, however, that except as provided in paragraph 4 hereto and under the terms of a Third Amended and Restated Preferred Stock Redemption Agreement dated March 1992 (the "Redemption Agreement"), the Corporation shall be under no obligation to pay such accruing dividends unless so declared by the Board of Directors; and provided, further that the Corporation's obligation to pay such accruing dividends upon liquidation, pursuant to the terms of the Redemption Agreement or otherwise shall commence at the end of the first year in which the Corporation has positive retained earnings.

                  3C. Restrictions. Unless all accrued but unpaid dividends on each series of Preferred Stock shall have been paid or shall have been declared and a sum sufficient for the payment thereof set apart, (i) no dividend shall be paid or declared, and no distribution shall be made, on any Common Stock, other than a dividend or other distribution payable solely in the form of additional shares of Common Stock, and (ii) no shares of Common Stock shall be purchased, redeemed or acquired by the Company and no amounts shall be paid for the purchase, redemption or acquisition thereof. Anything herein to the contrary notwithstanding, the restrictions set forth in this Paragraph 3C shall not apply to (i) the repurchase of shares of Common Stock from former employees, officers, directors or other providers of services to the Corporation who acquired such shares directly from the Corporation, if each such purchase is made pursuant to contractual rights held by the Corporation relating to the termination of employment or services of such former employees, officers, directors or other providers of services to the Corporation and the purchase price does not exceed the original purchase price paid by such person to the Corporation for such shares; (ii) repurchase of shares of Common Stock pursuant to the Stockholders' Agreement and (iii) repurchase of shares of Common Stock pursuant to right of first refusal agreements executed in connection with options granted under the Corporation's 1989 Incentive and Non-Qualified Stock Option Plan (the "Plan").

                  4. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Preferred Stock shall first be entitled, before any distribution or payment is made upon any stock ranking on liquidation, dissolution or winding up, junior to the Preferred Stock, including the Common Stock, to be paid, out of assets legally available therefor, an amount equal to the greater of:

                  (i) $1.00 per share in the case of the Series A Convertible Preferred Stock, $1.40 per share in the case of the Series B Convertible Preferred Stock, $1.75 per share in the case of the Series C Convertible Preferred Stock and $2.25 per share in the case of Series D Convertible Preferred Stock, plus, in each case, all accrued and unpaid dividends thereon, whether or not earned or declared (including all accrued and unpaid Noncompliance Dividends, if any,) computed to the date payment thereof is made available; or

                  (ii) such amount per share of Preferred Stock as would have been payable had each such share been converted to Common Stock immediately prior to such event of liquidation, dissolution or winding up pursuant to the provisions of Section 6 hereof.

         Such amount payable with respect to one share of Preferred Stock under this Paragraph 4 shall sometimes be referred to as the "Liquidation Preference Payment" and with respect to all shares of Preferred Stock shall sometimes be referred to as the "Liquidation Preference Payments." If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Preferred Stock shall be insufficient to permit payment in full to the holders of Preferred Stock of the Liquidation Preference Payments, then the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of Preferred Stock according to the respective amounts which would be payable on or with respect to the shares of Preferred Stock held by them upon such distribution if all amounts payable on or with respect to said shares were paid in full. Written notice of such liquidation, dissolution or winding up, stating a payment date, the place where said payments shall be made, the aggregate amount to be paid to each holder of Preferred Stock, and the alternate amount which would be paid to each such holder if all outstanding shares of Preferred Stock were to be converted into shares of Common Stock prior to the payment date, shall be given by mail, postage prepaid, by recorded delivery service or by telex to non-U.S. residents, not less than 20 days prior to the payment date stated therein, to the holders of the record of Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation. The consolidation or merger of the Corporation into or with any other entity or entities which results in the exchange of outstanding securities of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by any such entity or entities or affiliate thereof, and the sale or transfer by the Corporation of all or substantially all its assets, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of the provisions of this paragraph 4, unless the holders of all outstanding shares of the Corporation's voting stock immediately prior to such transaction or series of transactions hold, immediately following the consummation of such transaction or series of transactions, more than two-thirds of the voting stock of such entity or entities or affiliate thereof, or of the transferee of the assets of the Corporation, as the case may be, provided, however, that each holder of Preferred Stock shall have the right to elect to receive the benefits of the provisions of subparagraph 6G hereof in lieu of receiving payment in liquidation, dissolution or winding up of the Corporation pursuant to this Paragraph 4. For purposes hereof, the Common Stock shall rank on liquidation, dissolution or winding up of the Corporation, junior to the Preferred Stock.

         5. Restrictions. At any time when shares of Preferred Stock are outstanding, except as otherwise required by law or by the Certificate of Incorporation, without the written consent or affirmative vote of the holders of at least two-thirds of the then outstanding shares of Preferred Stock, consenting or voting (as the case may be) separately as a class, the Corporation will not:

                  5A. Create or authorize the creation of any additional class or series of shares of stock, or reclassify the shares of any existing class or series of stock, unless the same ranks junior to the Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or increase the authorized amount of the Preferred Stock or increase the authorized amount of any additional class or series of shares of stock unless the same ranks junior to the Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation and as to the payment of dividends, or create or authorize any obligation or security convertible into shares of Preferred Stock or into shares of any other class or series of stock unless the same ranks junior to the Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation and as to the payment of dividends, whether any such creation, authorization or increase shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise;

                  5B. Consent to any liquidation, dissolution or winding up of the Corporation or consolidate or merger into or with any other entity or entities, or sell or transfer all or substantially all its assets, unless the holders of the outstanding shares of the Corporation's voting stock immediately prior to such transaction hold, immediately following the consummation of such transaction, two-thirds or more of the voting stock of the surviving entity or entities or affiliates thereof, or of the transferee of the assets of the Corporation, as the case may be;

                  5C. Sell or transfer more than ten percent (10%) of the assets of the Corporation within any 12-month period, other than in the ordinary course of business;

                  5D. Amend, alter or repeal its Certificate of Incorporation, or amend, alter or repeal its By-laws so as to adversely affect a holder of Preferred Stock;

                  5E. Purchase or set aside any sums for the purchase of, or pay any dividend or make any distribution on, any shares of stock other than the Preferred Stock, except for (i) dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock; (ii) the purchase of shares of Common Stock from former employees, officers, directors or other providers of services to the Corporation who acquired such shares directly from the Corporation, if each such purchase is made pursuant to contractual rights held by the Corporation relating to the termination of employment or services of such former employees, officers, directors or other providers of services to the Corporation and the purchase price does not exceed the original issue price paid by such person to the Corporation for such shares; (iii) repurchase of shares of Common Stock pursuant to the Stockholders' Agreement and
(iv) repurchase of shares of Common Stock pursuant to right of first refusal agreements executed in connection with options granted under the Plan.

                  5F. Redeem or otherwise acquire any shares of Preferred Stock except pursuant to one or more written agreements to which the Corporation and all of the holders of Preferred Stock, are parties, or pursuant to a purchase offer made pro rata to all holders of the shares of Preferred Stock on the basis of the aggregate number of outstanding shares of Preferred Stock then held by each such holder.

                  6. Conversions. The holders of shares of Preferred Stock shall have the following conversion rights:

                  6A. Conversion Events.

                  6A1. Optional Conversion. Subject to the terms and conditions of this Paragraph 6, the holder of any share or shares of Preferred Stock shall have the right, at its option at any time, to convert any such shares of Preferred Stock (except that upon any liquidation, voluntary or involuntary dissolution, or winding-up of the Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Preferred Stock) into such number of fully paid and nonassessable shares of Common Stock as is obtained by (i) multiplying the number of shares of Preferred Stock so to be converted by $1.00 in the case of Series A Convertible Preferred Stock, $1.40 in the case of Series B Convertible Preferred Stock, $1.75 in the case of Series C Convertible Preferred Stock and $2.25 in the case of Series D Convertible Preferred Stock and (ii) dividing the result by the conversion price of $1.00 in the case of Series A Convertible Preferred Stock, $1.40 in the case of the Series B Convertible Preferred Stock, $1.75 in the case of the Series C Convertible

Preferred Stock and $2.25 in the case of Series D Convertible Preferred Stock, or, in case an adjustment of such price has taken place pursuant to the further provisions of this Paragraph 6, then by the conversion price as last adjusted and in effect at the date any share or shares of Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to as the "Conversion Price"). Such rights of conversion shall be exercised by the holder thereof by giving written notice to the Corporation that the holder elects to convert a stated number of shares of Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

         6A(2). Mandatory Conversion. The outstanding shares of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock and the Series D Convertible Preferred Stock, as the case may be, shall automatically and without any further action on the part of the Corporation convert into shares of Common Stock effective upon the earlier to occur of (i) such time as the Corporation shall have issued an aggregate of at least two-thirds of the total number of shares of Common Stock which were issued or issuable, upon conversion of the shares of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock and the Series D Convertible Preferred Stock, as the case may be, as of the date of a certain Series D Convertible Preferred Stock Purchase Agreement by and among the Company and the parties thereto (the "Series D Purchase Agreement"), as such number shall have been adjusted from time to time in the event of any stock dividend, stock split, combination, reclassification or other similar event; or (ii) the closing of a sale of shares of Common Stock by the Corporation pursuant to an underwritten public offering in which (a) the aggregate gross proceeds to the Corporation shall be at least $10,000,000 and (b) the price per share paid by the public, net of underwriting discounts and commissions, shall be at least $3.25 (subject to adjustment in the event of any stock dividend, stock split, combination, reclassification or other similar event.)

         6B. Issuance of Certificates; Time Conversion Effected. Promptly upon
(1) the happening of either event described in subparagraph 6A(2) or the receipt by the Corporation of the written notice referred to in subparagraph 6A(1), and
(2) the surrender of the certificate or certificates for the share or shares of Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such shares or shares of Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation, or, in the case of a mandatory conversion under subparagraph 6A(2), on the date of occurrence of either event specified in such subparagraph, and at such time the rights of the holder of such share or shares of Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

         6C. Partial Conversion; Dividends; Fractional Shares. In case the number of shares of Preferred Stock represented by the certificate or certificates surrendered pursuant to subparagraph 6A(1) exceeds the number of shares to be converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. At the time of each conversion of shares of Preferred Stock pursuant to this Paragraph 6, the Corporation shall pay, out of funds legally available therefor, in cash an amount equal to all dividends, declared but unpaid, and any Noncompliance Dividends, on the shares of Preferred Stock surrendered for conversion to the date upon which such conversion is deemed to take place as provided in subparagraph 6B; provided that, any holder of shares of Preferred Stock may elect, at the time such shares are surrendered for conversion or at any other time prior to conversion, to take payment for all declared but unpaid dividends and any Noncompliance Dividends on such shares, if any, in shares of Common Stock rather than in cash, with the number of shares of Common Stock issuable in lieu of such cash payment to be determined by dividing the aggregate amount of such declared but unpaid dividends and Noncompliance Dividends by the Conversion Price then in effect for the shares of Preferred Stock held by such holder with respect to which such declared but unpaid dividends and Noncompliance Dividends shall be payable. No fractional shares shall be issued upon conversion of Preferred Stock into Common Stock or upon election to take shares of Common Stock in lieu of cash for declared but unpaid dividends and Noncompliance Dividends, and no payment or adjustment at the time of such conversion or election shall be made by the Company on account of any previously-declared cash dividends on the Common Stock. In lieu of delivering any such fractional share of Common Stock, the Corporation shall pay an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Corporation.

         6D. Adjustment of Price Upon Issuance of Common Stock. Except as provided in subparagraph 6E, if and whenever the Corporation shall issue or sell, or is, in accordance with subparagraphs 6D(1) through 6D(8), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Conversion Price in effect for each or all four of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock or the Series D Convertible Preferred Stock immediately prior to the time of such issue or sale (a "Dilutive Offering"), then in each such case, forthwith upon such issue or sale, such Conversion Price for the Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock or the Series D Convertible Preferred Stock or all four, as the case may be, shall be reduced to the price determined by dividing (i) an amount equal to the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issue or sale (including the number of shares of Common Stock issued or issuable upon conversion of the Preferred Stock) multiplied by the then existing Conversion Price for the Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock or Series D Convertible Preferred Stock, as the case may be, and (b) the consideration, if any, received by the Corporation upon such issue or sale, by (ii) the total number of shares of Common Stock outstanding immediately after such issue or sale (including the number of shares of Common Stock issued or issuable upon conversion of the Preferred Stock).

         Notwithstanding the foregoing, if the Company shall issue or sell or is, in accordance with subparagraphs 6D(1) through 6D(8), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Conversion Price for the Series C Convertible Preferred Stock in effect immediately prior to such sale, the Conversion Price in effect for the Series C Convertible Preferred Stock shall be reduced to equal the greater of $1.40 or such consideration per share, provided, that if such consideration per share is less than $1.40, the Conversion Price shall as a result of such issue or sale
(i) first be reduced to $1.40 in accordance with this sentence and (ii) thereafter be reduced as otherwise provided in this Section 6. For any later issues or sales of Common Stock below the applicable Conversion Price in effect for the Series C Convertible Preferred Stock, adjustments shall be made as otherwise provided in this Section 6.

         In addition, notwithstanding the foregoing, if the Company shall issue or sell or is, in accordance with subparagraphs 6D(1) through 6D(8), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Conversion Price for the Series B Convertible Preferred Stock in effect immediately prior to such sale, the Conversion Price in effect for the Series B Convertible Preferred Stock shall be reduced to equal the greater of $1.00 or such consideration per share, provided, that if such consideration per share is less than $1.00, the Conversion Price shall as a result of such issue or sale (i) first be reduced to $1.00 in accordance with this sentence and (ii) thereafter be reduced as otherwise provided in this Section 6. For any later issues of sales of Common Stock below the applicable Conversion Price in effect for the Series B Convertible Preferred Stock, adjustments shall be made as otherwise provided in this Section 6.

         Notwithstanding anything to the contrary set forth in Section 6 hereof, no adjustment shall be made to (i) the Conversion Price of the Series A Convertible Preferred Stock in the event that the Corporation shall issue or sell or is, in accordance with subparagraphs 6D(1) through 6D(8), deemed to have issued or sold any shares of Common Stock solely at a price per share equal to or greater than the Conversion Price for the Series A Convertible Preferred Stock, but less than the Conversion Price for the Series B, Series C or Series D Convertible Preferred Stock; or (ii) the Conversion Price of the Series B Convertible Preferred Stock in the event that the Corporation shall issue or sell or is, in accordance with subparagraph 6D(1) through 6D(8), deemed to have issued or sold any shares of Common Stock solely at a price per share equal to or greater than the Conversion Price for the Series B Convertible Preferred Stock, but less than the Conversion Price for the Series C or Series D Convertible Preferred Stock; or (iii) the Conversion Price of the Series C Convertible Preferred Stock in the event that the Corporation shall issue or sell or is, in accordance with subparagraph 6D(1) through 6D(8), deemed to have issued or sold any shares of Common Stock solely at a price per share equal to or greater than the Conversion Price for the Series C Convertible Preferred Stock, but less than the Conversion Price for the Series D Convertible Preferred Stock.

         For purposes of this subparagraph 6D, the following subparagraphs 6D(1) to 6D(8) shall also be applicable:

                  6D(1) Issuance of Rights or Options. In case at any time the Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Conversion Price of the Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock or Series D Convertible Preferred Stock, as the case may be, or all four, in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph 6D(3), no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

                  6D(2) Issuance of Convertible Securities. In case the Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Conversion Price of the Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock or Series D Convertible Preferred Stock, or all four, as the case may be, in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding as of such date, provided that (a) except as otherwise provided in subparagraph 6D(3), no adjustment of the Conversion Price of the Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock or Series D Convertible Preferred Stock, or all four, as the case may be, shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Conversion Price of the Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock or Series D Convertible Preferred Stock, or all four, as the case may be, have been or are to be made pursuant to other provisions of this subparagraph 6D, no further adjustment of the Conversion Price of the Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock or Series D Convertible Preferred Stock, or all four, as the case may be, shall be made by reason of such issue or sale.

                  6D(3) Change in Option Price or Conversion Rate. Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subparagraph 6D(1); the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph 6D(1) or 6D(2); or the rate at which Convertible Securities referred to in subparagraph 6D(1) or 6D(2) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Conversion Price of the Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock or Series D Convertible Preferred Stock, or all four, as the case may be, in effect at the time of such event shall forthwith be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold, but only if as a result of such adjustment the Conversion Price then in effect hereunder is thereby reduced; and on the expiration of any such Option or the termination of any such right to convert or exchange such Convertible Securities, the Conversion Price then in effect hereunder shall forthwith be increased to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

                  6D(4) Stock Dividends. In case the Corporation shall declare a dividend or make any other distribution upon any stock of the Corporation payable in Common Stock (except for dividends or distributions upon the Common Stock), Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

                  6D(5) Consideration for Stock. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefore, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

                  6D(6) Record Date. In case the Corporation shall set a record date for the determination of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  6D(7) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purpose of this subparagraph 6D.

                  6D(8) Adjustments for Failure of Participation. Notwithstanding anything contained in this subparagraph 6D to the contrary, the rights of any holder of Preferred Stock to the benefits of this Paragraph 6D shall be subject to the limitations contained in this subparagraph 6D(8) if such holder has failed to participate in any offering which is a Dilutive Offering with respect to such holder's shares by acquiring in such Dilutive Offering such number of shares as shall equal the product of the number of shares actually offered in the Dilutive Offering to all holders of Preferred Stock, as determined by the Board of Directors, multiplied by a fraction: (a) the numerator of which is the number of shares of Preferred Stock with respect to which the offering is a Dilutive Offering as is held by such holder at the time of such Dilutive Offering, and (b) the denominator of which is the total number of shares of the Preferred Stock then outstanding with respect to which the offering is a Dilutive Offering (the "Pro Rata Share"). Solely for purposes of this subparagraph 6D(8), shares purchased by an affiliate or affiliates of a holder of Preferred Stock in a Dilutive Offering (other than an affiliate who held Preferred Stock prior to such Dilutive Offering except to the extent that such affiliate has exceeded its Pro Rata Share and has not otherwise directed that such excess be counted towards the Pro Rata Share of another affiliate) shall be deemed to have been purchased by such holder. As used in this subparagraph, the term affiliate of a holder shall mean a person who directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with, such holder. If any holder of Preferred Stock shall fail to purchase its Pro Rata Share of any such Dilutive Offering in accordance with this subsection 6D(8), then such holders rights under this subparagraph 6D shall terminate and shall no longer be of any force and effect as to the shares of Preferred Stock with respect to which the offering was a Dilutive Offering; provided, however, that no holder of shares of Preferred Stock shall be required to participate to the extent of all or any part of such holder's Pro Rata Share of a Dilutive Offering if and to the extent such participation would violate any statute, rule or regulation, or order of any court or governmental agency applicable to such holder, and such holder furnishes to the Corporation a certificate, signed by an executive officer or general partner of such holder, as the case may be, and an opinion of counsel, each to such effect. The Corporation, the Board of Directors and the holders of the Preferred Stock shall take all necessary actions to designate a new series of Preferred Stock on any occasion that any holder of Preferred Stock shall fail to purchase its Pro Rata Share of any Dilutive Offering. The Corporation shall, thirty (30) days prior to any issuance of its securities pursuant to a Dilutive Offering, give each holder of Preferred Stock written notice of the holder's right to participate in such Dilutive Offering. If, after the Corporation has given such notice, a Dilutive Offering occurs and a holder of Preferred Stock fails to purchase its Pro Rata Share of the Dilutive Offering, shares of such holder's Preferred Stock with respect to which the offering is a Dilutive Offering shall be immediately and automatically converted into shares of a newly-created series of Preferred Stock (the "New Preferred Stock"); provided that the terms of any series of New Preferred Stock shall be identical in all respects to the terms of the Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock or Series D Convertible Preferred Stock, as the case may be, except that
         (i) the Conversion Price of the New Preferred Stock shall be the Conversion Price in effect for the Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock or Series D Convertible Preferred Stock, as the case may be, immediately prior to such Dilutive Offering, and (ii) any holder of shares of the such New Preferred Stock shall not be entitled to receive the benefits of any adjustments to the Conversion Price pursuant to this subparagraph 6D with respect to any future Dilutive Offering by the Corporation. Except as otherwise required by law, all series of New Preferred Stock shall vote together as a single series with the Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock and Series D Convertible Preferred Stock, as the case may be, relating thereto, on all matters submitted to the stockholders for a vote or a written consent, including but not limited to the election for a majority of directors of the Corporation by the Preferred Stock pursuant to subparagraph 2C. For the purposes of paragraphs 3, 4, 5, 6A, 6B, 6C, 6E, 6F, 6G, 6I, 6J, 6K, 6L, 6M, 6N, 6O, 6P, 7 and 8, the terms
         "Preferred Stock," "Series A Convertible Preferred Stock," "Series B Convertible Preferred Stock," "Series C Convertible Preferred Stock" and "Series D Convertible Preferred Stock" shall include any series of New Preferred Stock relating thereto issued by the Corporation pursuant to this subparagraph 6D(8).

                  6E. Certain Issues of Common Stock Excepted. Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Conversion Prices in the case of the issuance of (i) up to an aggregate of 3,450,000 shares (appropriately adjusted to reflect the occurrence of any event described in subparagraph 6F) of Common Stock or options or warrants to purchase Common Stock to directors, officers or employees of, or other providers of service to, the Corporation in connection with their service as directors, officers or employees of, or providers of services to the Corporation, which number of shares shall include any shares issued prior to the issuance of any shares of Preferred Stock (the "Reserved Employee Shares"); (ii) any shares of Common Stock or other securities upon conversion of the Series A Convertible Preferred Stock, the

Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock or the Series D Convertible Preferred Stock; (iii) any shares of New Preferred Stock in accordance with subparagraph 6D(8); (iv) any shares of Preferred Stock issuable upon exercise of outstanding warrants to purchase Preferred Stock; or
(v) any securities issued in connection with equipment lease transactions undertaken in the ordinary course of the Corporation's business and approved by a majority of the members of the Board of Directors designated by the holders of Preferred Stock under the Stockholders' Agreement.

                  6F. Subdivision or Combination of Common Stock. In case the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price of the Preferred Stock in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Conversion Price of the Preferred Stock in effect immediately prior to such combination shall be proportionately increased.

                  6G. Reorganization or Reclassification. If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

                  6H. Adjustment of Provisions. If the Corporation grants to the holders of any class or series of stock of the Corporation any rights relating to the adjustment of the Conversion Price of such class or series of stock upon a Dilutive Offering or otherwise, which rights shall be more favorable to the holders of such class or series of stock than the comparable rights in this paragraph 6 are to the holders of the Preferred

Stock, or which rights shall grant to the holders of such class or series of stock rights not granted to the holders of Preferred Stock pursuant to the Certificate of Incorporation of the Corporation, then such more favorable rights shall be deemed to also apply to all holders of Preferred Stock.

                  6I. Notice of Adjustment. Upon any adjustment of the Conversion Price, then and in each such case the Corporation shall give written notice thereof, by first class mail, postage prepaid, by recorded delivery service or by telex to non-U.S. residents, addressed to each holder of shares of Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

                  6J. Other Notices.  In case at any time:

                           (1) the Corporation shall declare any dividend upon
                  its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

                           (2) the Corporation shall offer for subscription pro
                  rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

                           (3) there shall be any capital reorganization or
                  reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into, or a sale of all or substantially all its assets to, another entity or entities; or

                           (4) there shall be a voluntary or involuntary
                  dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, by recorded delivery service or by telex to non-U.S. residents, addressed to each holder of any shares of Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 20 days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

                  6K. Stock to be Reserved. The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purposes of issuance upon the conversion of Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to ensure that the par value per share of the Common Stock is at all times equal to or less than the Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to ensure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange or quotation system upon which the Common Stock may be listed. The Corporation will not take any action which results in any adjustment of the Conversion Price it the total number of shares of Common Stock issued and issuable after such action upon conversion of the Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Certificate of Incorporation.

                  6L. No Reissuance of Preferred Stock. Shares of Preferred Stock which are converted into shares of Common Stock as provided herein shall be cancelled and shall not be reissued.

                  6M. Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Preferred Stock which is being converted.

                  6N. Closing of Books. The Corporation will at no time close its transfer books against the transfer of any Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Preferred Stock in any manner which interferes with the timely conversion of such Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

                  6O. Definition of Common Stock. As used in this Paragraph 6, the term "Common Stock" shall mean and include the Corporation's authorized Common Stock, par value $.001 per share, as constituted on the date of filing of these terms of the Preferred Stock, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall neither be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends nor entitled to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in subparagraph 6G.

         7. Noncompliance.

                  7A. Remedies. Immediately upon the occurrence of any Noncompliance Event, as defined below, the holders of the Preferred Stock will have the following rights, in addition to all other rights set forth in the Certificate of Incorporation, in any agreement between such holders and the Corporation, or as otherwise provided by law:

                  (1) A cumulative dividend (the "Noncompliance Dividend") shall accrue on a daily basis on all outstanding shares of Preferred Stock to which the Noncompliance Event applies as set forth in subparagraph 7B, so long as the Corporation is a noncompliance (as defined below), which such dividend shall be in addition to the accruing dividends described in subparagraph 3B. Such dividend shall accrue at the annual rate of $.10 per share in the case of Series A Convertible Preferred Stock, $.14 per share in the case of Series B Convertible Preferred Stock, $.175 per share in the case of Series C Convertible Preferred Stock and $.225 per share in the case of Series D Convertible Preferred Stock for the first 30 days that the Corporation is in noncompliance, which rate shall increase by $.01 for each successive 30-day period that the Corporation remains in noncompliance, up to a maximum annual rate of $.16 per share in the case of Series A Convertible Preferred Stock, $.22 per share in the case of Series B Convertible Preferred Stock, $.28 per share in the case of Series C Convertible Preferred Stock and $.36 per share in the case of Series D Convertible Preferred Stock. Each holder of Preferred Stock to whom any such dividend is payable may elect to have such dividend paid by the Corporation in cash or in shares of Common Stock of the Corporation, as provided in subparagraph 6C.

                  (2) As provided in subparagraph 2C, the holders of Preferred Stock, voting as a single class, shall have the right to elect a majority of the directors of the Corporation.

         7B. Noncompliance Event. For the purposes of this Certificate of Incorporation, a "Noncompliance Event" shall be defined as any one or more of the following events:

                  (1) The Corporation has materially breached any one or more of the provisions of (i) the Series A Convertible Preferred Stock Purchase Agreement dated December 22, 1988 (the "Series A Purchase Agreement") then in effect or Article V of the Series D Purchase Agreement with respect to the Series A Convertible Preferred Stock, (ii) the Series B Purchase Agreement dated June 29, 1990 (the "Series B Purchase Agreement") then in effect or Article V of the Series D Purchase Agreement with respect to the Series B Convertible Preferred Stock,
         (iii) the Series C Purchase Agreement dated as of July 29, 1991 (the "Series C Purchase Agreement") then in effect or Article V of the Series D Purchase Agreement with respect to Series C Convertible Preferred Stock, or (iv) the Series D Purchase Agreement (the Series A Purchase Agreement, the Series B Purchase Agreement, the Series C Purchase Agreement and the Series D Purchase Agreement to be referred to collectively herein as the "Purchase Agreements"), or of any of the other agreements contemplated by the Purchase Agreements and executed in connection therewith (collectively, the "Ancillary Agreements") with respect to the shares of Preferred Stock to which such Ancillary Agreements may apply, in each case as such Ancillary Agreements shall have been amended, and such breach has continued for 30 days following receipt by the Corporation of written notice of said breach given by the holders of at least two-thirds of the outstanding shares of Preferred Stock with respect to which such covenant or provisions applies;

                  (2) Any of the Corporation's representations and/or warranties set forth in the Series A Purchase Agreement with respect to the Series A Convertible Preferred Stock, the Series B Purchase Agreement with respect to the Series B Convertible Preferred Stock, the Series C Purchase Agreement with respect to the Series C Convertible Preferred Stock, the Series D Purchase Agreement with respect to the Series D Convertible Preferred Stock, or in any one or more of the Ancillary Agreements with respect to the shares of Preferred Stock to which such Ancillary Agreement may apply, was not substantially true as of the date of closing for such Purchase Agreement or Ancillary Agreement and the

         Corporation has received written notice of such fact from the holders of at least two-thirds of the outstanding shares of Preferred Stock with respect to which such representation and/or warranty applies;

                  (3) The Corporation has failed to make payment(s) when due for any dividends, interest and/or mandatory redemption of any securities, where such payment(s) aggregate over $200,000 and such failure to pay has continued for thirty (30) days following receipt by the Corporation of written notice of said failure to pay from the holders of at least two-thirds of the outstanding shares of Preferred Stock;

                  (4) The Corporation has been in material default of payment on any debt agreement under which the Corporation is obligated to pay at least $200,000 in principal (including any acceleration thereof) and accrued interest at the time of such default, and such default has continued for thirty (30) days following receipt by the Corporation of written notice of said default given by the holders of at least two-thirds of the outstanding shares of Preferred Stock; or

                  (5) The Corporation has filed for bankruptcy, made an assignment for the benefit of creditors, materially compromised its debt with a material creditor of the Corporation, or suffered acceleration of a material debt instrument, and the Corporation has received written notice of same from the holders of at least two-thirds of the outstanding shares of Preferred Stock.

Once a Noncompliance Event has occurred, the Corporation shall give prompt notice thereof to each holder of Preferred Stock, and shall be deemed "in noncompliance" until such time as the President or Chief Financial Officer of the Corporation shall have certified and delivered by hand or by first class mail, postage prepaid, by the recorded delivery service or by telex to non-U.S. residents, addressed to each holder of Preferred Stock at the address of such holder as shown on the books of the Corporation, notice that the condition underlying such Noncompliance Event is cured.

         8. Amendments. No provision of these terms of the Preferred Stock may be amended, modified or waived without the written consent or affirmative vote of the holders of at least two-thirds of the then-outstanding shares of Preferred Stock voting as a single class.

         SECOND: Written consent to the adoption of the foregoing amendment of the Restated Certificate of Incorporation of the Corporation has been given in accordance with the provisions of Section 228 of the Delaware General Corporation Law, and written notice of the adoption of said amendment without a meeting by

         IN WITNESS WHEREOF, Object Design, Inc. has caused this certificate to be signed by its President and attested by its Secretary this 10th day of March, 1992.

                                           Object Design, Inc.

                                           By: /s/  Kenneth E. Marshall
                                               --------------------------------
                                               Its President

ATTEST

By: /s/ John Patterson
    ----------------------
    Its Secretary

                                                                EXHIBIT 3.1

                            CERTIFICATE OF AMENDMENT

                                       OF

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                               OBJECT DESIGN, INC.


     Object Design, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

     FIRST: That the following amendment to the Restated Certificate of Incorporation of Object Design, Inc. (the "Corporation") has been duly adopted in accordance with the provisions of Section 242 and Section 228 of the Delaware General Corporation Law:

     That the Restated Certificate of Incorporation of the Corporation be further amended by deleting the old Article Fourth and inserting a new Article Fourth in its stead which shall be and read as follows in its entirety:

     "Fourth: The total number of shares of capital stock which the Corporation shall have the authority to issue shall be 19,000,000 common shares, having a par value of $.001 per share, amounting to an aggregate par value of $19,000.00 and 15,044,664 shares of Preferred Stock having a par value of $.01 per share amounting to an aggregate par value of $150,446.64.

     The voting power, preferences and relative participating, optional or other special rights and the qualifications, limitations or restrictions of the Preferred Stock are set forth as follows:

     1. Number of Shares. 2,750,000 shares of the Preferred Stock shall be designated and known as "Series A Convertible Preferred Stock," 4,575,715 shares of the Preferred Stock shall be designated and known as "Series B Convertible Preferred

Stock," 2,857,143 shares of the Preferred Stock shall be designated and known as "Series C Convertible Preferred Stock," 1,111,111 shares of Preferred Stock shall be designated and known as "Series D Convertible Stock," 2,601,877 shares of Preferred Stock shall be designated and known as "Series E Convertible Preferred Stock" and 1,148,818 shares of Preferred Stock shall be designated and known as "Series F Convertible Preferred Stock." Unless otherwise specifically designated, the term "Preferred Stock" refers collectively to Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock, Series E Convertible Preferred Stock and Series F Convertible Preferred Stock.

     2. Voting.

        2A. General. Except as may be otherwise provided in these terms of the Preferred Stock or by law, the Preferred Stock shall vote together with the Common Stock as a single class on all actions to be taken by the stockholders of the Corporation. Each share of Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each share of Preferred Stock is then convertible.

     With respect to all questions as to which, under law, stockholders are entitled to vote by classes, the holders of Preferred Stock shall vote together as a single class separately from the holders of Common Stock. With respect to all questions as to which, under law, stockholders are required to vote by series, the holders of Series A Convertible Preferred Stock shall vote separately as a single series, the holders of Series B Convertible Preferred Stock shall vote separately as a single series, the holders of Series C Convertible Preferred Stock shall vote separately as a single series, the holders of Series D Convertible Preferred Stock shall vote separately as a single series, the holders of Series E Convertible Preferred Stock shall vote separately as a single series and the holders of Series F Convertible Preferred Stock shall vote separately as a single series.

        2B. Board Size. The Corporation shall not, without the written consent or affirmative vote of the holders of at least two-thirds of the then outstanding shares of Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class, change the number of directors constituting the Board of Directors to a number other than eight (8) except that the Corporation may increase or decrease the number of directors constituting the Board of Directors with the vote of a majority of the members of the Board of Directors designated by the holders of Preferred

Stock pursuant to the Second Amended and Restated Stockholders' Agreement dated March 12, 1992 by and among the Corporation and the parties thereto, as amended as of April 12, 1993 (the "Stockholders' Agreement").

        2C. Board Seats. The holders of the Preferred Stock shall be entitled to vote together with the Common Stock as a single class for the election of each of the directors of the Corporation. Notwithstanding the foregoing or anything else to the contrary provided in the Certificate of Incorporation, upon the occurrence of any Noncompliance Event (as such term is defined in subparagraph
7B) and continuing for so long as the Corporation remains in noncompliance (as defined in subparagraph 7B), the holders of the Preferred Stock, voting as a separate class, shall be entitled to elect a majority of the directors of the Corporation, with the remaining directors of the Corporation to be elected as set forth in the first sentence of this subparagraph 2C. A vacancy in any directorship elected by the holders of the Preferred Stock, voting as a separate class, shall be filled only by vote or written consent of the holders of the Preferred Stock, and a vacancy in any directorship elected jointly by the holders of the Preferred Stock and all other classes and series of stock of the Corporation, voting together as a single class, shall be filled only by vote or written consent of the Preferred Stock and all other classes and series of stock of the Corporation, as provided above. At any meeting (or in a written consent in lieu thereof) held for the purpose of electing directors, the presence in person or by proxy (or the written consent) of the holders of a majority of the shares of Preferred Stock then outstanding shall constitute a quorum of the Preferred Stock for the election of directors to be elected solely by the holders of the Preferred Stock.

     3. Dividends

        3A. General. The holders of the Preferred Stock shall be entitled to receive, as and when declared by the Board of Directors out of funds legally available therefor, dividends at the same rate as dividends (other than dividends paid in additional shares of Common Stock) are paid with respect to the Common Stock (treating each share of Preferred Stock as being equal to the number of shares of Common Stock (including fractions of a share) into which each share of Preferred Stock is then convertible). In addition, the holders of the Preferred Stock may from time to time be entitled, pursuant to the terms of subparagraph 3B below, to certain cumulative dividends, and pursuant to the terms of paragraph 7 below, to certain "Noncompliance Dividends," as that term is defined in subparagraph 7A, as well as to any other dividends declared by the Board of Directors on the outstanding shares of Preferred Stock out of funds legally available therefor. All dividends on Preferred Stock shall be paid on a pro-rata basis (except such

Noncompliance Dividends as are payable solely on Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock, Series E Preferred Stock or Series F Preferred Stock, as the case may be, pursuant to subparagraph 7A).

        3B. Accruing Dividends. In each year commencing on (1) July 25, 1991, the holders of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and Series C Convertible Preferred Stock shall be entitled to receive out of funds legally available therefor, as and when declared by the Board of Directors, dividends at the rate of $.10 per share in the case of Series A Convertible Preferred Stock, $.14 per share in the case of Series B Convertible Preferred Stock and $.175 per share in the case of Series C Convertible Preferred Stock, (2) March 11, 1992, the holders of Series D Convertible Preferred Stock shall be entitled to receive out of funds legally available therefor, as and when declared by the Board of Directors, dividends at the rate of $.225 per share and (3) April 12, 1993, the holders of Series E Convertible Preferred Stock and the holders of Series F Convertible Preferred Stock shall be entitled to receive out of funds legally available therefor, as and when declared by the Board of Directors, dividends at the rate of $.30 per share in the case of Series E Convertible Preferred Stock and $.35 per share in the case of Series F Convertible Preferred Stock (each such price subject to equitable adjustment in the event of any stock dividend, stock split, combination, reclassification or other similar event), compounded at the rate of 10% per share per annum. Such dividends shall accrue from day to day, whether or not earned or declared, and shall be cumulative; provided, however, that except as provided in paragraph 4 hereto and under the terms of a Fourth Amended and Restated Preferred Stock Redemption Agreement dated April 12, 1993 (the "Redemption Agreement"), the Corporation shall be under no obligation to pay such accruing dividends unless so declared by the Board of Directors; and provided, further that the Corporation's obligation to pay such accruing dividends upon liquidation, pursuant to the terms of the Redemption Agreement or otherwise shall commence at the end of the first year in which the Corporation has positive retained earnings.

        3C. Restrictions. Unless all accrued but unpaid dividends on each series of Preferred Stock shall have been paid or shall have been declared and a sum sufficient for the payment thereof set apart, (i) no dividend shall be paid or declared, and no distribution shall be made, on any Common Stock, other than a dividend or other distribution payable solely in the form of additional shares of Common Stock, and (ii) no shares of Common Stock shall be purchased, redeemed or acquired by the Corporation and no amounts shall be paid for the purchase, redemption or acquisition thereof. Anything herein to the contrary notwithstanding, the restrictions set forth in this Paragraph 3C shall not apply to (i) the repurchase or shares of Common Stock from former employees, officers, directors or other providers of services to the Corporation who acquired such shares directly from the Corporation, if each such purchase is made pursuant to contractual rights held by the Corporation relating to the termination of employment or services of such former employees, officers, directors or other providers of services to the Corporation and the purchase price does not exceed the original purchase price paid by such person to the Corporation for such shares; (ii) repurchase of shares of Common Stock pursuant to the Stockholders' Agreement, the Series E and Series F Stock Purchase Agreement (as hereinafter defined) and the IBM Stockholders' Agreement (as hereinafter defined); and (iii) repurchase of shares of Common Stock pursuant to right of first refusal agreements executed in connection with options granted under the Corporation's 1989 Incentive and Non-Qualified Stock Option Plan, as amended (the "Plan").

     4. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Preferred Stock shall first be entitled, before any distribution or payment is made upon any stock ranking on liquidation, dissolution or winding up, junior to the Preferred Stock, including the Common Stock, to be paid, out of assets legally available therefor, an amount equal to the greater of:

        (i) $1.00 per share in the case of the Series A Convertible Preferred Stock, $1.40 per share in the case of the Series B Convertible Preferred Stock, $1.75 per share in the case of the Series C Convertible Preferred Stock, $2.25 per share in the case of Series D Convertible Preferred Stock, $3.00 per share in the case of Series E Convertible Preferred Stock and $3.50 per share in the case of Series F Convertible Preferred Stock plus, in each case, all accrued and unpaid dividends thereon, whether or not earned or declared (including all accrued and unpaid Noncompliance Dividends, if any,) computed to the date payment thereof is made available; or

        (ii) such amount per share of Preferred Stock as would have been payable had each such share been converted to Common Stock immediately prior to such event of liquidation, dissolution or winding up pursuant to the provisions of paragraph 6 hereof.

     Such amount payable with respect to one share of Preferred Stock under this paragraph 4 shall sometimes be referred to as the "Liquidation of Preference Payment" and with respect to all shares of Preferred Stock shall sometimes be referred to as the "Liquidation Preference Payments." If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Preferred Stock shall be insufficient to permit payment in full to the holders of Preferred Stock of the Liquidation Preference Payments, then the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of Preferred Stock according to the respective amounts which would be payable on or with respect to the shares of Preferred Stock held by them upon such distribution if all amounts payable on or with respect to said shares were paid in full. Written notice of such liquidation, dissolution or winding up, stating a payment date, the place where said payments shall be made, the aggregate amount to be paid to each holder of Preferred Stock, and the alternate amount which would be paid to each such holder if all outstanding shares of Preferred Stock were to be converted into shares of Common Stock prior to the payment date, shall be given by mail, postage prepaid, by recorded delivery service or by telex to non-U.S. residents, not less than twenty (20) days prior to the payment date stated therein, to the holders of the record of Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation. The consolidation or merger of the Corporation into or with any other entity or entities which results in the exchange of outstanding securities of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by any such entity or entities or affiliate thereof, and the sale or transfer by the Corporation of all or substantially all its assets, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of the provisions of this paragraph 4, unless the holders of all outstanding shares of the Corporation's voting stock immediately prior to such transaction or series of transactions hold, immediately following the consummation of such transaction or series of transactions, more than two-thirds of the voting stock of such entity or entities or affiliate thereof, or of the transferee of the assets of the Corporation, as the case may be, provided, however, that each holder of Preferred Stock shall have the right to elect to receive the benefits of the provisions of subparagraph 6G hereof in lieu of receiving payment in liquidation, dissolution or winding up of the Corporation pursuant to this paragraph 4. For purposes hereof, the Common Stock shall rank on liquidation, dissolution or winding up of the Corporation, junior to the Preferred Stock.

     5. Restrictions. At any time when shares of Preferred Stock are outstanding, except as otherwise required by law or by the Certificate of Incorporation, without the written consent or affirmative vote of the holders of at least two-thirds of the then outstanding shares of Preferred Stock, consenting or voting (as the case may be) separately as a class, the Corporation will not:

        5A. Create or authorize the creation of any additional class or series of shares or stock, or reclassify the shares of any existing class or series of stock, unless the same ranks junior to the Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or increase the authorized amount of the Preferred Stock or increase the authorized amount of any additional class or series of shares of stock unless the same ranks junior to the Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation and as to the payment of dividends, or create or authorize any obligation or security convertible into shares of Preferred Stock or into shares of any other class or series of stock unless the same ranks junior to the Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation and as to the payment of dividends, whether any such creation, authorization or increase shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise;

        5B. Consent to any liquidation, dissolution or winding up of the Corporation or consolidate or merger into or with any other entity or entities, or sell or transfer all or substantially all its assets, unless the holders of the outstanding shares of the Corporation's voting stock immediately prior to such transaction hold, immediately following the consummation of such transaction, two-thirds or more of the voting stock of the surviving entity or entities or affiliates thereof, or of the transferee of the assets of the Corporation, as the case may be;

        5C. Sell or transfer more than ten percent (10%) of the assets of the Corporation within any 12-month period, other than in the ordinary course of business;

        5D. Amend, alter or repeal its Certificate of Incorporation, or amend, alter or repeal its By-laws so as to adversely affect a holder of Preferred Stock;

        5E. Purchase or set aside any sums for the purchase of, or pay any dividend or make any distribution on, any shares of stock other than the Preferred Stock, except for (i) dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock; (ii) the purchase of shares of Common Stock from former employees, officers, directors or other providers of services to the Corporation who acquired such shares directly from the Corporation, if each such purchase is made pursuant to contractual rights held by the Corporation relating to the termination of employment or services of such former employees, officers, directors or other providers of services to the Corporation and the purchase price does not exceed the original issue price paid by such person to the Corporation for such shares; (iii) repurchase of shares of Common

Stock pursuant to the Stockholders' Agreement; (iv) repurchase of shares of Common Stock pursuant to right of first refusal agreements executed in connection with options granted under the Plan; and (v) the repurchase of shares of Series E Convertible Preferred Stock and Series F Convertible Preferred Stock pursuant to a certain Stock Purchase Agreement by and among the Corporation and the holders of Series E Convertible Preferred Stock and Series F Convertible Preferred Stock (the "Series E and Series F Stock Purchase Agreement") and pursuant to a certain Stockholders' Agreement by and among the Corporation, International Business Machines Corporation and certain of its stockholders dated as of April 12, 1993 (the "IBM Stockholders' Agreement").

        5F. Redeem or otherwise acquire any shares of Preferred Stock except pursuant to one or more written agreements to which the Corporation and all of the holders of Preferred Stock, are parties, pursuant to a purchase offer made pro rata to all holders of the shares of Preferred Stock on the basis of the aggregate number of outstanding shares of Preferred Stock then held by each such holder or pursuant to the Series E and Series F Stock Purchase Agreement and the IBM Stockholders' Agreement.

     6. Conversions. The holders of shares of Preferred Stock shall have the following conversion rights:

        6A. Conversion Events.

            6A(1) Optional Conversion. Subject to the terms and conditions of this Paragraph 6, the holder of any share or shares of Preferred Stock shall have the right, at its option at any time, to convert any such shares of Preferred Stock (except that upon any liquidation, voluntary or involuntary dissolution, or winding-up of the Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Preferred Stock) into such number of fully paid and nonassessable shares of Common Stock as is obtained by (i) multiplying the number of shares of Preferred Stock so to be converted by $1.00 in the case of Series A Convertible Preferred Stock, $1.40 in the case of Series B Convertible Preferred Stock, $1.75 in the case of Series C Convertible Preferred Stock, $2.25 in the case of Series D Convertible Preferred Stock, $3.00 in the case of Series E Convertible Preferred Stock and $3.50 in the case of Series F Convertible Preferred Stock and (ii) dividing the result by the conversion price of $1.00 in the case of Series A Convertible Preferred Stock, $1.40 in the case of Series B Convertible Preferred Stock, $1.75 in the case of Series C Convertible Preferred Stock, $2.25 in the case of Series D Convertible Preferred Stock, $3.00 in the case of Series E Convertible Preferred Stock and $3.50 in the case of Series F Convertible Preferred Stock or, in case an adjustment of such price has taken place pursuant to the further provisions of this Paragraph 6, then by the conversion price as last adjusted and in effect at the date any share or shares of Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to as the "Conversion Price"). Such rights of conversion shall be exercised by the holder thereof by giving written notice to the Corporation that the holder elects to convert a stated number of shares of Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

            6A.(2) Mandatory Conversion. The outstanding shares of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock, Series E Convertible Preferred Stock and Series F Convertible Preferred Stock, as the case may be, shall automatically and without any further action on the part of the Corporation convert into shares of Common Stock effective upon the earlier to occur of (i) such time as the Corporation shall have issued an aggregate of at least two-thirds of the total number of shares of Common Stock which were issued or issuable upon conversion of the shares of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock, Series E Convertible Preferred Stock and Series F Convertible Preferred Stock, as the case may be, as of the date of the Series E and Series F Stock Purchase Agreement, as such number shall have been adjusted from time to time in the event of any stock dividend, stock split, combination, reclassification or other similar event; or
(ii) the closing of a sale of shares of Common Stock by the Corporation pursuant to an underwritten public offering in which (a) the aggregate gross proceeds to the Corporation shall be at least $10,000,000 and (b) the price per share paid by the public, net of underwriting discounts and commissions, shall be at least $3.50 (subject to adjustment in the event of any stock dividend, stock split, combination, reclassification or other similar event.)

        6B. Issuance of Certificates; Time Conversion Effected. Promptly upon
(1) the happening of either event described in subparagraph 6A(2) or the receipt by the Corporation of the written notice referred to in subparagraph 6A(1), and
(2) the surrender of the certificate or certificates for the share or shares of Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such shares or shares of Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation, or, in the case of a mandatary conversion under subparagraph 6A(2), on the date of occurrence of either event specified in such subparagraph, and at such time the rights of the holder of such share or shares of Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

        6C. Partial Conversion; Dividends; Fractional Shares. In case the number of shares of Preferred Stock represented by the certificate or certificates surrendered pursuant to subparagraph 6A(1) exceeds the number of shares to be converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Preferred Stock represented by the certificate or certificates surrendered which are not being converted. At the time of each conversion of shares of Preferred Stock pursuant to this paragraph 6, the Corporation shall pay, out of funds legally available therefor, in cash an amount equal to all dividends declared but unpaid and any Noncompliance Dividends on the shares of Preferred Stock surrendered for conversion to the date upon which such conversion is deemed to take place as provided in subparagraph 6B; provided that, any holder of shares of Preferred Stock may elect, at the time such shares are surrendered for conversion or at any other time prior to conversion, to take payment for all declared but unpaid dividends and any Noncompliance Dividends on such shares, if any, in shares of Common Stock rather than in cash, with the number of shares of Common Stock issuable in lieu of such cash payment to be determined by dividing the aggregate amount of such declared but unpaid dividends and Noncompliance Dividends by the Conversion Price then in effect for the shares of Preferred Stock held by such holder with respect to which such declared but unpaid dividends and Noncompliance Dividends shall be payable. No fractional shares shall be issued upon conversion of Preferred Stock into Common Stock or upon election to take shares of Common Stock in lieu of cash for declared but unpaid dividends and Noncompliance Dividends and no payment or adjustment at the time of such conversion or election shall be made by the Corporation on account of any previously-declared cash dividends on the Common Stock. In lieu of delivering any such fractional share of Common Stock, the Corporation shall pay an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Corporation.

        6D. Adjustment of Price Upon Issuance of Common Stock. Except as provided in subparagraph 6E, if and whenever the Corporation shall issue or sell or is, in accordance with subparagraphs 6D(1) through 6D(8), deemed to have issued or sold any shares of Common Stock for a consideration per share less than the Conversion Price in effect for each or all six of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock or the Series F Convertible Preferred Stock immediately prior to the time of such issue or sale (a "Dilutive Offering"), then in each such case, forthwith upon such issue or sale, such Conversion Price for the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock or the Series F Convertible Preferred Stock, or all six, as the case may be, shall be reduced to the price determined by dividing (i) an amount equal to the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issue or sale (including the number of shares of Common Stock issued or issuable upon conversion of the Preferred Stock) multiplied by the then existing Conversion Price for the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock or the Series F Convertible Preferred Stock, as the case may be, and (b) the consideration, if any, received by the Corporation upon such issue or sale, by
(ii) the total number of shares of Common Stock outstanding immediately after such issue or sale (including the number of shares of Common Stock issued or issuable upon conversion of the Preferred Stock).

     Notwithstanding the foregoing, if the Corporation shall issue or sell or is, in accordance with subparagraphs 6D(1) through 6D(8), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Conversion Price for the Series C Convertible Preferred Stock in effect immediately prior to such sale, the Conversion Price in effect for the Series C Convertible Preferred Stock shall be reduced to equal the greater of $1.40 or such consideration per share, provided that if such consideration per share is less than $1.40, the Conversion Price shall as a result of such issue or sale
(i) first be reduced to $1.40 in accordance with this sentence and (ii) thereafter be reduced as otherwise provided in this paragraph 6. For any later issues or sales of Common Stock below the applicable Conversion Price in effect for the Series C Convertible Preferred Stock, adjustments shall be made as otherwise provided in this paragraph 6.

     In addition, notwithstanding the foregoing, if the Corporation shall issue or sell or is, in accordance with subparagraphs 6D(1) through 6D(8), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Conversion Price for the Series B Convertible Preferred Stock in effect immediately prior to such sale, the Conversion Price in effect for the Series B Convertible Preferred Stock shall be reduced to equal the greater of $1.00 or such consideration per share, provided, that if such consideration per share is less than $1.00, the Conversion Price shall as a result of such issue or sale (i) first be reduced to $1.00 in accordance with this sentence and (ii) thereafter be reduced as otherwise provided in this paragraph 6. For any later issues of sales of Common Stock below the applicable Conversion Price in effect for the Series B Convertible Preferred Stock, adjustments shall be made as otherwise provided in this paragraph 6.

     Notwithstanding anything to the contrary set forth in paragraph 6 hereof, no adjustment shall be made to (i) the Conversion Price of the Series A Convertible Preferred Stock in the event that the Corporation shall issue or sell or is, in accordance with subparagraphs 6D(1) through 6D(8), deemed to have issued or sold any shares of Common Stock solely at a price per share equal to or greater than the Conversion Price for the Series A Convertible Preferred Stock, but less than the Conversion Price for the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock or the Series F Convertible Preferred Stock; (ii) the Conversion Price of the Series B Convertible Preferred Stock in the event that the Corporation shall issue or sell or is, in accordance with subparagraphs 6D(1) through 6D(8), deemed to have issued or sold any shares of Common Stock solely at a price per share equal to or greater than the Conversion Price for the Series B Convertible Preferred Stock, but less than the Conversion Price for the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock or the Series F Convertible Preferred Stock; (iii) the Conversion Price of the Series C Convertible Preferred Stock in the event that the Corporation shall issue or sell or is, in accordance with subparagraphs 6D(1) through 6D(8), deemed to have issued or sold any shares of Common Stock solely at a price per share equal to or greater than the Conversion Price for the Series C Convertible Preferred Stock, but less than the Conversion Price for the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock or the Series F Convertible Preferred Stock; (iv) the Conversion Price of the Series D Convertible Preferred Stock in the event that the Corporation shall issue or sell or is, in accordance with subparagraphs 6D(1) through 6D(8), deemed to have issued or sold any shares of Common Stock solely at a price per share equal to or greater than the Conversion Price for the Series D
Convertible

Preferred Stock, but less than the Conversion Price for the Series E Convertible Preferred Stock or the Series F Convertible Preferred Stock; or (v) the Conversion Price of the Series E Convertible Preferred Stock in the event that the Corporation shall issue or sell or is, in accordance with subparagraphs 6D(1) through 6D(8), deemed to have issued or sold any shares of Common Stock solely at a price per share equal to or greater than the conversion Price of the Series E Convertible Preferred Stock, but less than the Conversion Price for the Series F Convertible Preferred Stock.

     For purposes of this subparagraph 6D, the following subparagraphs 6D(1) to 6D(8) shall also be applicable:

            6D(1) Issuance of Rights or Options. In case at any time the Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being called "Convertible Securities"), whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Conversion Price of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock or the Series F Convertible Preferred Stock, or all six, as the case may be, in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph 6D(3), no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

            6D(2) Issuance of Convertible Securities. In case the Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Conversion Price of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock or the Series F Convertible Preferred Stock, or all six, as the case may be, in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding as of such date, provided that (a) except as otherwise provided in subparagraph 6D(3), no adjustment of the Conversion Price of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock or the Series F Convertible Preferred Stock, or all six, as the case may be, shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Conversion Price of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock or the Series F Convertible Preferred Stock, or all six, as the case may be, have been or are to be made pursuant to other provisions of this subparagraph 6D, no further adjustment of the Conversion Price of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible

Preferred Stock, the Series E Convertible Preferred Stock or the Series F Convertible Preferred Stock, or all six, as the case may be, shall be made by reason of such issue or sale.

            6D(3) Change in Option Price or Conversion Rate. Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subparagraph 6D(1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph 6D(1) or 6D(2), or the rate at which Convertible Securities referred to in subparagraph 6D(1) or 6D(2) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Conversion Price of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock or the Series F Convertible Preferred Stock, or all six, as the case may be, in effect at the time of such event shall forthwith be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold, but only if as a result of such adjustment the Conversion Price then in effect hereunder is thereby reduced; and on the expiration of any such Option or the termination of any such right to convert or exchange such Convertible Securities, the Conversion Price then in effect hereunder shall forthwith be increased to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

            6D(4) Stock Dividends. In case the Corporation shall declare a dividend or make any other distribution upon any stock of the Corporation payable in Common Stock (except for dividends or distributions upon the Common Stock), Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

            6D(5) Consideration for Stock. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

             6D(6) Record Date. In case the Corporation shall set a record date for the determination of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

            6D(7) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purpose of this subparagraph 6D.

            6D(8) Adjustments for Failure of Participation. Notwithstanding anything contained in this subparagraph 6D to the contrary, the rights of any holder of Preferred Stock to the benefits of this subparagraph 6D shall be subject to the limitations contained in this subparagraph 6D(8) if such holder has failed to participate in any offering which is a Dilutive Offering with respect to such holder's shares by acquiring in such Dilutive Offering such number of shares as shall equal the product of the number of shares actually offered in the Dilutive Offering to all holders of Preferred Stock, as determined by the Board of Directors, multiplied by a fraction: (a) the numerator of which is the number of shares of Preferred Stock with respect to which the offering is a Dilutive Offering as is held by such holder at the time of such Dilutive Offering and (b) the denominator of which is the total number of shares of the Preferred Stock then outstanding with respect to which the offering is a Dilutive Offering (the "Pro Rata Share"). Solely for purposes of this subparagraph 6D(8), shares purchased by an affiliate or affiliates of a holder of Preferred Stock in a Dilutive Offering (other than an affiliate who held Preferred

Stock prior to such Dilutive Offering, except to the extent that such affiliate has exceeded its Pro Rata Share and has not otherwise directed that such excess be counted towards the Pro Rata Share of another affiliate) shall be deemed to have been purchased by such holder. As used in this subparagraph, the term affiliate of a holder shall mean a person who directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with, such holder. If any holder of Preferred Stock shall fail to purchase its Pro Rata Share of any such Dilutive Offering in accordance with this subparagraph 6D(8), then such holders rights under this subparagraph 6D shall terminate and shall no longer be of any force and effect as to the shares of Preferred Stock with respect to which the offering was a Dilutive Offering; provided, however, that no holder of shares of Preferred Stock shall be required to participate to the extent of all or any part of such holder's Pro Rata Share of a Dilutive Offering if and to the extent such participation would violate any statute, rule or regulation, or order of any court or governmental agency applicable to such holder and such holder furnishes to the Corporation a certificate, signed by an executive officer or general partner of such holder, as the case may be, and an opinion of counsel, each to such effect. The Corporation, the Board of Directors and the holders of the Preferred Stock shall take all necessary actions to designate a new series of Preferred Stock on any occasion that any holder of Preferred Stock shall fail to purchase its Pro Rata Share of any Dilutive Offering. The Corporation shall, thirty (30) days prior to any issuance of its securities pursuant to a Dilutive Offering, give each holder of Preferred Stock written notice of the holder's right to participate in such Dilutive Offering. If, after the Corporation has given such notice, a Dilutive Offering occurs and a holder of Preferred Stock fails to purchase its Pro Rata Share of the Dilutive Offering, shares of such holder's Preferred Stock with respect to which the offering is a Dilutive Offering shall be immediately and automatically converted into shares of a newly-created series of Preferred Stock (the "New Preferred Stock"); provided that the terms of any series of New Preferred Stock shall be identical in all respects to the terms of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock or the Series F Convertible Preferred Stock, as the case may be, except that (i) the Conversion Price of the New Preferred Stock shall be the Conversion Price in effect for the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock or the Series F Convertible Preferred Stock, as the case may be, immediately prior to such Dilutive Offering and (ii) any holder of shares of the such New Preferred Stock shall not be entitled to receive the benefits of any adjustments to the Conversion Price pursuant to this subparagraph 6D with respect to any future Dilutive Offering by the Corporation. Except as otherwise required by law, all series of New Preferred Stock shall vote together as a single series with the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock or the Series F Convertible Preferred Stock, as the case may be, relating thereto, on all matters submitted to the stockholders for a vote or a written consent, including but not limited to the election for a majority of directors of the Corporation by the Preferred Stock pursuant to subparagraph 2C. For the purposes of paragraphs 3, 4, 5, 6A, 6B, 6C, 6E, 6F, 6G, 6I, 6J, 6K, 6L, 6M, 6N, 6O, 6P, 7 and 8, the terms "Preferred Stock," "Series A Convertible Preferred Stock," "Series B Convertible Preferred Stock," "Series C Convertible Preferred Stock," "Series D Convertible Preferred Stock," "Series E Convertible Preferred Stock," and "Series F Convertible Preferred Stock" shall include any series of New Preferred Stock relating thereto issued by the Corporation pursuant to this subparagraph 6D(8).

        6E. Certain Issues of Common Stock Excepted. Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Conversion Prices in the case of the issuance of (i) up to an aggregate of 3,450,000 shares (appropriately adjusted to reflect the occurrence of any event described in subparagraph 6F) of Common Stock or options or warrants to purchase Common Stock to directors, officers or employees of, or other providers of service to, the Corporation in connection with their service as directors, officers or employees of, or providers of services to the Corporation, which number of shares shall include any shares issued prior to the issuance of any shares of Preferred Stock (the "Reserved Employee Shares"); (ii) any shares of Common Stock or other securities upon conversion of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock or the Series F Convertible Preferred Stock; (iii) any shares of New Preferred Stock in accordance with subparagraph 6D(8); (iv) any shares of Preferred Stock issuable upon exercise of outstanding warrants to purchase Preferred Stock; of (v) any securities issued in connection with equipment lease transactions undertaken in the ordinary course of the Corporation's business and approved by a majority of the members of the Board of Directors designated by the holders of Preferred Stock under the Stockholders' Agreement.

        6F. Subdivision or Combination of Common Stock. In case the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price of the Preferred Stock in effect immediately prior to such subdivision shall be proportionately reduced and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Conversion Price of the Preferred Stock in effect immediately prior to such combination shall be proportionately increased.

        6G. Reorganization or Reclassification. If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place and, in any such case, appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

        6H. Adjustment of Provisions. If the Corporation grants to the holders of any class or series of stock of the Corporation any rights relating to the adjustment of the Conversion Price of such class or series of stock upon a Dilutive Offering or otherwise, which rights shall be more favorable to the holders of such class or series of stock than the comparable rights in this paragraph 6 are to the holders of the Preferred Stock, or which rights shall grant to the holders of such class or series of stock rights not granted to the holders of Preferred Stock pursuant to the Certificate of Incorporation of the Corporation, then such more favorable rights shall be deemed to also apply to all holders of Preferred Stock.

        6I. Notice of Adjustment. Upon any adjustment of the Conversion Price, then and in each such case the Corporation shall give written notice thereof, by first class mail, postage prepaid, by recorded delivery service of by telex to non-U.S. residents, addressed to each holder of shares of Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

        6J. Other Notices. In case at any time:

            (1) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

            (2) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights);

            (3) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into, or a sale of all or substantially all its assets to, another entity or entities; or

            (4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, by recorded delivery service or by telex to non-U.S. residents, addressed to each holder of any shares of Preferred Stock at the address of such holder as shown on the books of the Corporation (a) at least twenty (20) days prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least twenty (20) days prior written notice of the date when same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause and (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

        6K. Stock to be Reserved. The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purposes of issuance upon the conversion of Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to ensure that the par value per share of the Common Stock is at all times equal to or less than the Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to ensure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation or of any requirement of any national securities exchange or quotation system upon which the Common Stock may be listed. The Corporation will not take any action which results in any adjustment of the Conversion Price if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Certificate of Incorporation.

        6L. No Reissuance of Preferred Stock. Shares of Preferred Stock which are converted into shares of Common Stock as provided herein shall be cancelled and shall not be reissued.

        6M. Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Preferred Stock which is being converted.

        6N. Closing of Books. The Corporation will at not time close its transfer books against the transfer of any Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Preferred Stock in any manner which interferes with the timely conversion of such Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

        6O. Definition of Common Stock. As used in this paragraph 6, the term "Common Stock" shall mean and include the Corporation's authorized Common Stock, par value $.001 per share, as constituted on the date of filing of these terms of the Preferred Stock and also shall include any capital stock of any class of the Corporation thereafter authorized which shall neither be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends nor entitled to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of

Common Stock receivable upon conversion of shares of Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument or, in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in subparagraph 6G.

     7. Noncompliance.

        7A. Remedies. Immediately upon the occurrence of any Noncompliance Event, as defined below, the holders of the Preferred Stock will have the following rights, in addition to all other rights set forth in the Certificate of Incorporation, in any agreement between such holders and the Corporation, or as otherwise provided by law:

        (1) A cumulative dividend (the "Noncompliance Dividend") shall accrue on a daily basis on all outstanding shares of Preferred Stock to which the Noncompliance Event applies as set forth in subparagraph 7B, so long as the Corporation is a noncompliance (as defined below), which such dividend shall be in addition to the accruing dividends described in subparagraph 3B. Such dividend shall accrue at the annual rate of $.10 per share in the case of Series A Convertible Preferred Stock, $.14 per share in the case of Series B Convertible Preferred Stock, $.175 per share in the case of Series C Convertible Preferred Stock, $.225 per share in the case of Series D Convertible Preferred Stock, $.30 per share in the case of Series E Convertible Preferred Stock and $.35 per share in the case of Series F Convertible Preferred Stock for the first thirty (30) days that the Corporation is in noncompliance, which rate shall increase by $.01 for each successive thirty-day period that the Corporation remains in noncompliance, up to a maximum annual rate of $.16 per share in the case of Series A Convertible Preferred Stock, $.22 per share in the case of Series B Convertible Preferred Stock, $.28 per share in the case of Series C Convertible Preferred Stock, $.36 per share in the case of Series D Convertible Preferred Stock, $.48 per share in the case of Series E Convertible Preferred Stock and $.56 per share in the case of Series F Convertible Preferred Stock. Each holder of Preferred Stock to whom any such dividend is payable may elect to have such dividend paid by the Corporation in cash or in shares of Common Stock of the Corporation, as provided in subparagraph 6C.

        (2) As provided in subparagraph 2C, the holders of Preferred Stock, voting as a single class, shall have the right to elect a majority of the directors of the Corporation.

        7B. Noncompliance Event. For the purposes of this Certificate of Incorporation, a "Noncompliance Event" shall be defined as any one or more of the following events:

        (1) The Corporation has materially breached any one or more of the provisions of (i) the Series A Convertible Preferred Stock Purchase Agreement dated December 22, 1988 as then in effect (the "Series A Stock Purchase Agreement") or Article V of the Series D Convertible Preferred Stock Purchase Agreement dated March 12, 1992 as then in effect (the "Series D Stock Purchase Agreement") with respect to the Series A Convertible Preferred Stock, (ii) the Series B Purchase Agreement dated June 29, 1990 as then in effect (the "Series B Stock Purchase Agreement") or Article V of the Series D Stock Purchase Agreement with respect to the Series B Convertible Preferred Stock, (iii) the Series C Convertible Preferred Stock Purchase Agreement dated July 29, 1991 as then in effect (the "Series C Stock Purchase Agreement") or Article V of the Series D Stock Purchase Agreement with respect to the Series C Convertible Preferred Stock, (iv) the Series D Stock Purchase Agreement, (v) the Series E and Series F Stock Purchase Agreement (the Series A Stock Purchase Agreement, the Series B Stock Purchase Agreement, the Series C Stock Purchase Agreement, the Series D Stock Purchase Agreement and the Series E and Series F Stock Purchase Agreement to be referred to collectively herein as the "Stock Purchase Agreements") or (vi) the Amended and Restated Registration Rights Agreement, as amended, the Redemption Agreement, the Stockholders' Agreement and the IBM Stockholders' Agreement executed in connection with the Stock Purchase Agreements (collectively, the "Ancillary Agreements") with respect to the shares of Preferred Stock to which such Ancillary Agreements may apply, in each case as such Ancillary Agreements shall have been amended, and such breach has continued for thirty (30) days following receipt by the Corporation of written notice of said breach given by the holders of at least two-thirds of the outstanding shares of Preferred Stock with respect to which such covenant or provisions applies;

        (2) Any of the Corporation's representations and/or warranties set forth in the Series A Stock Purchase Agreement with respect to the Series A Convertible Preferred Stock, the Series B Stock Purchase Agreement with respect to the Series B Convertible Preferred Stock, the Series C Stock Purchase Agreement with respect to the Series C Convertible Preferred Stock, the Series D Stock Purchase Agreement with respect to the Series D Convertible Preferred Stock or the Series E and Series F Stock Purchase Agreement with respect to the Series E Convertible Preferred Stock and the Series F Convertible Preferred Stock, or in any one or more of the Ancillary Agreements with respect to the shares of Preferred Stock to which such Ancillary Agreement may apply, was not substantially true as of the date of closing for such Stock Purchase Agreement or Ancillary Agreement and the Corporation has received written notice of such fact from the holders of at least two-thirds of the outstanding shares of Preferred Stock with respect to which such representation and/or warranty applies;

        (3) The Corporation has failed to make payment(s) when due for any dividends, interest and/or mandatory redemption of any securities, where such payment(s) aggregate over $200,000 and such failure to pay has continued for thirty (30) days following receipt by the Corporation of written notice of said failure to pay from the holders of at least two-thirds of the outstanding shares of Preferred Stock;

        (4) The Corporation has been in material default of payment on any debt agreement under which the Corporation is obligated to pay at least $200,000 in principal (including any acceleration thereof) and accrued interest at the time of such default, and such default has continued for thirty (30) days following receipt by the Corporation of written notice of said default given by the holders of at least two-thirds of the outstanding shares of Preferred Stock; or

        (5) The Corporation has filed for bankruptcy, made an assignment for the benefit of creditors, materially compromised its debt with a material creditor of the Corporation or suffered acceleration of a material debt instrument and the Corporation has received written notice of same from the holders of at least two-thirds of the outstanding shares of Preferred Stock.

Once a Noncompliance Event has occurred, the Corporation shall give prompt notice thereof to each holder of Preferred Stock, and shall be deemed "in noncompliance" until such time as the President or Chief Financial Officer of the Corporation shall have certified and delivered by hand or by first class mail, postage prepaid, by the recorded delivery service or by telex to non-U.S. residents, addressed to each holder of Preferred Stock at the address of such holder as shown on the books of the Corporation, notice that the condition underlying such Noncompliance Event is cured.

     8. Amendments. No provision of theses terms of the Preferred Stock may be amended, modified or waived without the written consent or affirmative vote of the holders of at least two-thirds of the then-outstanding shares of Preferred Stock voting as a single class.

     SECOND: Written consent to the adoption of the foregoing amendment of the Restated Certificate of Incorporation of the Corporation has been given in accordance with the provisions of Section 228 of the Delaware General Corporation Law and written notice of the adoption of said amendment without a meeting by less than unanimous written consent has been given to those stockholders who have not consented in writing as provided in said Section 228.

     IN WITNESS WHEREOF, Object Design, Inc. has caused this certificate to be signed by its President and attested by its Secretary this 12th day of April, 1993.


                                               Object Design, Inc.


                                               By: /s/  Kenneth E. Marshall
                                                   -----------------------------
                                                   Its President

ATTEST

By: /s/  John Patterson
   -----------------------------
   Its Secretary

                                                                EXHIBIT 3.1

                            CERTIFICATE OF AMENDMENT

                                       OF

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                               OBJECT DESIGN, INC.

      Object Design, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

      FIRST: That the following amendment to the Restated Certificate of Incorporation of Object Design, Inc. (the "Corporation") has been duly adopted in accordance with the provisions of Section 242 and Section 228 of the Delaware General Corporation Law:

        That the Restated Certificate of Incorporation of the Corporation be amended by deleting the old Article Fourth and inserting a new Article Fourth in its stead which shall be and read as follows in its entirety:

      "FOURTH: The total number of shares of capital stock which the Corporation shall have the authority to issue shall be 20,250,000 common shares, having a par value of $.001 per share, amounting to an aggregate par value of $20,250.00 and 15,694,664 shares of Preferred Stock having a par value of $.01 per share amounting to an aggregate par value of $156,946.64.

      The voting power, preferences and relative participating, optional or other special rights and the qualifications, limitations or restrictions of the Preferred Stock are set forth as follows:

      1. Number of Shares. 2,750,000 shares of the Preferred Stock shall be designated and known as "Series A Convertible Preferred Stock" and 4,575,715 shares of the Preferred Stock shall be designated and known as "Series B Convertible Preferred

Stock," 2,857,143 shares of the Preferred Stock shall be designated and known as "Series C Convertible Preferred Stock," 1,111,111 shares of Preferred
Stock shall be designated and known as "Series D Convertible Preferred Stock," 2,601,877 shares of Preferred Stock shall be designated and known as "Series E Convertible Preferred Stock," 1,148,818 shares of Preferred Stock shall be designated and known as "Series F Convertible Preferred Stock," 250,000 shares of Preferred Stock shall be designated and known as "Series G Convertible Preferred Stock" and 400,000 shares of Preferred Stock shall be designated and known as "Series H Convertible Preferred Stock." Unless otherwise specifically designated, the term "Preferred Stock" refers collectively to Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock, Series E Convertible Preferred Stock, Series F Convertible Preferred Stock, Series G Convertible Preferred Stock and Series H Convertible Preferred Stock.

       2. Voting

          2A. General. Except as may be otherwise provided in these terms of the Preferred Stock or by law, the Preferred Stock shall vote together with the Common Stock as a single class on all actions to be taken by the stockholders of the Corporation. Each share of Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each share of Preferred Stock is then convertible.

        With respect to all questions as to which, under law, stockholders are entitled to vote by classes, the holders of Preferred Stock shall vote together as a single class separately from the holders of Common Stock. With respect to all questions as to which, under law, stockholders are required to vote by series, the holders of Series A Convertible Preferred Stock shall vote separately as a single series, the holders of Series B Convertible Preferred Stock shall vote separately as a single series, the holders of Series C Convertible Preferred Stock shall vote separately as a single series, the holders of Series D Convertible Preferred Stock shall vote separately as a single series, the holders of Series E Convertible Preferred Stock shall vote separately as a single series, the holders of Series F Convertible Preferred Stock shall vote separately as a single series, the holders of Series G Convertible Preferred Stock shall vote separately as a single series and the holders of Series H Convertible Preferred Stock shall vote separately as a single series.

           2B. Board Size. The Corporation shall not, without the written consent or affirmative vote of the holders of at least two-thirds of the then outstanding shares of Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class, change the number of directors constituting the Board of Directors to a number other than eight (8), except that the Corporation may increase or decrease the number of directors constituting the Board of Directors with the vote of a majority of the members of the Board of Directors designated by the holders of Preferred Stock pursuant to the Third Amended and Restated Stockholders' Agreement dated May 14, 1993, by and among the Company and the parties thereto, as may be amended or restated from time to time (the "Stockholders' Agreement").

           2C. Board Seats. The holders of the Preferred Stock shall be entitled to vote together with the Common Stock as a single class for the election of each of the directors of the Corporation. Notwithstanding the foregoing or anything else to the contrary provided in the Certificate of Incorporation, upon the occurrence of any Noncompliance Event (as such term is defined in subparagraph 7B) and continuing for so long as the Corporation remains in noncompliance (as defined in subparagraph 7B), the holders of the Preferred Stock, voting as a separate class, shall be entitled to elect a majority of the directors of the Corporation, with the remaining directors of the Corporation to be elected as set forth in the first sentence of this subparagraph 2C. A vacancy in any directorship elected by the holders of the Preferred Stock, voting as a separate class, shall be filled only by vote or written consent of the holders of the Preferred Stock, and a vacancy in any directorship elected jointly by the holders of the Preferred Stock and all other classes and series of stock of the Corporation, voting together as a single class, shall be filled only by vote or written consent of the Preferred Stock and all other classes and series of stock of the Corporation, as provided above. At any meeting (or in a written consent in lieu thereof) held for the purpose of electing directors, the presence in person or by proxy (or the written consent) of the holders of a majority of the shares of Preferred Stock then outstanding shall constitute a quorum of the Preferred Stock for the election of directors to be elected solely by the holders of the Preferred Stock.

       3. Dividends.

           3A. General. The holders of the Preferred Stock shall be entitled to receive, as and when declared by the Board of Directors out of funds legally available therefor, dividends at the same rate as dividends (other than dividends paid in additional shares of Common Stock) are paid with respect to the Common Stock (treating each share of Preferred Stock as being equal to the number of shares of Common Stock (including fractions of a share) into which each share of Preferred Stock is then convertible). In addition, the holders of the Preferred

Stock may from time to time be entitled, pursuant to the terms of subparagraph 3B below, to certain cumulative dividends, and pursuant to the terms of paragraph 7 below, to certain "Noncompliance Dividends," as that term is defined in subparagraph 7A, as well as to any other dividends declared by the Board of Directors on the outstanding shares of Preferred Stock out of funds legally available therefor. All dividends on Preferred Stock shall be paid on a pro-rata basis (except such Noncompliance Dividends as are payable solely on Series A Convertible Preferred Stock or Series B Convertible Preferred Stock or Series C Convertible Preferred Stock or Series D Convertible Preferred Stock, Series E Convertible Preferred Stock, Series F Convertible Preferred Stock, Series G Convertible Preferred Stock or Series H Convertible Preferred Stock, as the case may be, pursuant to subparagraph 7A).

           3B. Accruing Dividends. In each year commencing on (1) July 25, 1991, the holders of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and Series C Convertible Preferred Stock shall be entitled to receive out of funds legally available therefor, as and when declared by the Board of Directors, dividends at the rate of $.10 per share in the case of Series A convertible Preferred Stock, $.14 per share in the case of Series B Convertible Preferred Stock and $.175 per share in the case of Series C Convertible Preferred Stock; (2) March 11, 1992, the holders of Series D Convertible Preferred Stock shall be entitled to receive out of funds legally available therefor, as and when declared by the Board of Directors, dividends at the rate of $.225 per share; (3) April 12, 1993, the holders of Series E Convertible Preferred Stock and the holders of Series F Convertible Preferred Stock shall be entitled to receive out of funds legally available therefor, as and when declared by the Board of Directors, dividends at the rate of $.30 per share in the case of Series E Convertible Preferred Stock and $.35 per share in the case of Series F Convertible Preferred Stock; and (4) May 14, 1993, the holders of Series G Convertible Preferred Stock and the holders of Series H Convertible Preferred Stock shall be entitled to receive out of funds legally available therefore, as and when declared by the Board of Directors, dividends at the rate of $.40 per share in the case of Series G Convertible Preferred Stock and $.50 per share in the case of Series H Convertible Preferred Stock (each such price subject to equitable adjustment in the event of any stock dividend, stock split, combination, reclassification or other similar event), compounded at the rate of 10% per share per annum. Such dividends shall accrue from day to day, whether or not earned or declared, and shall be cumulative; provided, however, that except as provided in paragraph 4 hereto and under the terms of a Fifth Amended and Restated Preferred Stock Redemption Agreement dated May 14, 1993 (the "Redemption Agreement"), the Corporation shall be under no obligation to pay such accruing dividends unless so declared by the Board of Directors; and provided, further that the Corporation's obligation to pay such accruing dividends upon liquidation, pursuant to the terms of the Redemption Agreement or otherwise shall commence at the end of the first year in which the Corporation has positive retained earnings.

           3C. Restrictions. Unless all accrued but unpaid dividends on each series of Preferred Stock shall have been paid or shall have been declared and a sum sufficient for the payment thereof set apart, (i) no dividend shall be paid or declared, and no distribution shall be made, on any Common Stock, other than a dividend or other distribution payable solely in the form of additional shares of Common Stock, and (ii) no shares of Common Stock shall be purchased, redeemed or acquired by the Corporation and no amounts shall be paid for the purchase, redemption or acquisition thereof. Anything herein to the contrary notwithstanding, the restrictions set forth in this Paragraph 3C shall not apply to (i) the repurchase of shares of Common Stock from former employees, officers, directors or other providers of services to the Corporation who acquired such shares directly from the Corporation, if each such purchase is made pursuant to contractual rights held by the Corporation relating to the termination of employment or services of such former employees, officers, directors or other providers of services to the Corporation and the purchase price does not exceed the original purchase price paid by such person to the Corporation for such shares; (ii) repurchase of shares of Common Stock pursuant to the Stockholders' Agreement, the Series E and Series F Stock Purchase Agreement (as hereafter defined) and the IBM Stockholders' Agreement (as hereafter defined); and (iii) repurchase of shares of Common Stock pursuant to right of first refusal agreements executed in connection with options granted under the Corporation's 1989 Incentive and Non-Qualified Stock Option Plan, (the "Plan").

       4. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Preferred Stock shall first be entitled, on liquidation, dissolution or winding up, junior to the Preferred Stock, including the Common Stock, to be paid, out of assets legally available therefor, an amount equal to the greater of:

           (i) $1.00 per share in the case of the Series A Convertible Preferred Stock, $1.40 per share in the case of the Series B convertible Preferred Stock, $1.75 per share in the case of the Series C Convertible Preferred Stock, $2.25 per share in the case of Series D Convertible Preferred Stock, $3.00 per share in the case of Series E Convertible Preferred Stock, $3.50 per share in the case of Series F Convertible Preferred Stock, $4.00 per share in the case of Series G Convertible Preferred Stock and $5.00 per share in the case of Series H Convertible Preferred Stock plus, in each case, all accrued and unpaid dividends thereon, whether or not earned or declared (including all accrued and unpaid Noncompliance Dividends, if any,) computed to the date payment thereof is made available; or

           (ii) such amount per share of Preferred Stock as would have been payable had each such share been converted to Common Stock immediately prior to such event of liquidation, dissolution or winding up pursuant to the provisions of paragraph 6 hereof.

       Such amount payable with respect to one share of Preferred Stock under this paragraph 4 shall sometimes be referred to as the "Liquidation Preference Payment" and with respect to all shares of Preferred Stock shall sometimes be referred to as the "Liquidation Preference Payments." If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Preferred Stock shall be insufficient to permit payment in full to the holders of Preferred Stock of the Liquidation Preference Payments, then the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of Preferred Stock according to the respective amounts which would be payable on or with respect to the shares of Preferred Stock held by them upon such distribution if all amounts payable on or with respect to said shares were paid in full. Written notice of such liquidation, dissolution or winding up, stating a payment date, the place where said payments shall be made, the aggregate amount to be paid to each holder of Preferred Stock, and the alternate amount which would be paid to each such holder if all outstanding shares of Preferred Stock were to be converted into shares of Common Stock prior to the payment date, shall be given by mail, postage prepaid, by recorded delivery service or by telex to non-U.S. residents, not less than twenty (20) days prior to the payment date stated therein, to the holders of the record of Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation. The consolidation or merger of the Corporation into or with any other entity or entities which results in the exchange of outstanding securities of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by any such entity or entities or affiliate thereof, and the sale or transfer by the Corporation of all or substantially all its assets, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of the provisions of this paragraph 4, unless the holders of all outstanding shares of the Corporation's voting stock immediately prior to such transaction or series of transactions hold, immediately following the consummation of such transaction or series of transactions, more than two-thirds of the voting stock of such entity or entities or affiliate thereof, or of the transferee of the assets of the Corporation, as the case may be, provided, however, that each holder of Preferred Stock shall have the right to elect to receive the benefits of the provisions of subparagraph 6G hereof in lieu of receiving payment in liquidation, dissolution or winding up of the Corporation pursuant to this paragraph 4. For purposes hereof, the Common Stock shall rank on liquidation, dissolution or winding up of the Corporation, junior to the Preferred Stock.

         5. Restrictions. At any time when shares of Preferred Stock are outstanding, except as otherwise required by law or by the Certificate of Incorporation, without the written consent or affirmative vote of the holders of at least two-thirds of the then outstanding shares of Preferred Stock, consenting or voting (as the case may be) separately as one class, the Corporation will not:

           5A. Create or authorize the creation of any additional class or series of shares of stock, or reclassify the shares of any existing class or series of stock, unless the same ranks junior to the Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or increase the authorized amount of the Preferred Stock or increase the authorized amount of any additional class or series of shares of stock unless the same ranks junior to the Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation and as to the payment of dividends, or create or authorize any obligation or security convertible into shares of Preferred Stock or into shares of any other class or series of stock unless the same ranks junior to the Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation and as to the payment of dividends, whether any such creation, authorization or increase shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise;

           5B. Consent to any liquidation, dissolution or winding up of the Corporation or consolidate or merger into or with any other entity or entities, or sell or transfer all or substantially all its assets, unless the holders of the outstanding shares of the Corporation's voting stock immediately prior to such transaction hold, immediately following the consummation of such transaction, two-thirds or more of the voting stock of the surviving entity or entities or affiliates thereof, or of the transferee of the assets of the Corporation, as the case may be;

           5C. Sell or transfer more than ten percent (10%) of the assets of the Corporation within any 12-month period, other than in the ordinary course of business;

           5D. Amend, alter or repeal its Certificate of Incorporation, or amend, alter or repeal its By-laws so as to adversely affect a holder of Preferred Stock;

           5E. Purchase or set aside any sums for the purchase of, or pay any dividend or make any distribution on, any shares of stock other than the Preferred Stock, except for (i) dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock; (ii) the purchase of shares of Common Stock from former employees, officers, directors or other providers of services to the Corporation who acquired such shares directly from the Corporation, if each such purchase is made pursuant to contractual rights held by the Corporation relating to the termination of employment or services of such former employees, officers, directors or other providers of services to the Corporation and the purchase price does not exceed the original issue price paid by such person to the Corporation for such shares; (iii) repurchase of shares of Common Stock pursuant to the Stockholders' Agreement;
(iv) repurchase of shares of Common Stock pursuant to right of first refusal agreements executed in connection with options granted under the Plan; and (v) the repurchase of shares of Series E Convertible Preferred Stock and Series F Convertible Preferred Stock pursuant to a certain Stock Purchase Agreement by and among the Corporation and the holders of Series E Convertible Preferred Stock and Series F Convertible Preferred Stock (the "Series E and Series F Stock Purchase Agreement") and pursuant to a certain Amended and Restated Stockholders' Agreement by and among the Corporation, International Business Machines Corporation and certain of its stockholders dated as of May 14, 1993 (the "IBM Stockholders' Agreement").

           5F. Redeem or otherwise acquire any shares of Preferred Stock except pursuant to one or more written agreements to which the Corporation and all of the holders of Preferred Stock, are parties, pursuant to a purchase offer made pro rata to all holders of the shares of Preferred Stock on the basis of the aggregate number of outstanding shares of Preferred Stock then held by each such holder or pursuant to the Series E and Series F Stock Purchase Agreement and the IBM Stockholders' Agreement.

       6. Conversions. The holders of shares of Preferred Stock shall have the following conversion rights:

           6A. Conversion Events.

               6A(1) Optional Conversion. Subject to the terms and conditions of this Paragraph 6, the holder of any share or shares of Preferred Stock shall have the right, at its option at any time, to convert any such shares of Preferred Stock (except that upon any liquidation, voluntary or involuntary dissolution, or winding-up of the Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Preferred Stock) into such number of fully paid and nonassessable shares of Common Stock as is obtained by (i) multiplying the number of shares of Preferred Stock so to be converted by $1.00 in the case of Series A Convertible Preferred Stock, $1.40 in the case of Series B Convertible Preferred Stock, $1.75 in the case of Series C Convertible Preferred Stock, $2.25 in the case of Series D Convertible Preferred Stock, $3.00 in the case of Series E Convertible Preferred Stock, $3.50 in the case of Series F Convertible Preferred Stock, $4.00 in the case of Series G Convertible Preferred Stock and $5.00 in the case of Series H Convertible Preferred Stock and (ii) dividing the result by the conversion price of $1.00 in the case of Series A Convertible Preferred Stock, $1.40 in the case of Series B Convertible Preferred Stock, $1.75 in the case of Series C Convertible Preferred Stock, $2.25 in the case of Series D Convertible Preferred Stock, $3.00 in the case of Series E Convertible Preferred Stock, $3.50 in the case of Series F Convertible Preferred Stock, $4.00 in the case of Series G Convertible Preferred Stock and $5.00 in the case of Series H Convertible Preferred Stock or, in case an adjustment of such price has taken place pursuant to the further provisions of this Paragraph 6, then by the conversion price as last adjusted and in effect at the date any share or shares of Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to as the "Conversion Price"). Such rights of conversion shall be exercised by the holder thereof by giving written notice to the Corporation that the holder elects to convert a stated number of shares of Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

               6A(2). Mandatory Conversion. The outstanding shares of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock, Series E Convertible Preferred Stock, Series F Convertible Preferred Stock, Series G Convertible Preferred Stock and Series H Convertible Preferred Stock, as the case may be, shall automatically and without any further action on the part of the Corporation convert into shares of Common Stock effective upon the earlier to occur of (i) such time as the Corporation shall have issued an aggregate of at least two-thirds of the total number of shares of Common Stock which were issued or issuable, upon conversion of the shares of Series A Convertible Preferred Stock, Series B Convertible

Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock, Series E Convertible Preferred Stock, Series F
Convertible Preferred Stock, Series G Convertible Preferred Stock and, if and when issued, Series H Convertible Preferred Stock, as the case may be, as of the date of a certain Series G and Series H Convertible Preferred Stock Purchase Agreement by and between the Corporation and AT&T Ventures, L.P. (the "Series G and Series H Stock Purchase Agreement"), as such number shall have been adjusted from time to time in the event of any stock dividend, stock split, combination, reclassification or other similar event; or (ii) the closing of a sale of shares of Common Stock by the Corporation pursuant to an underwritten public offering in which (a) the aggregate gross proceeds to the Corporation shall be at least $10,000,000, and (b) the price per share paid by the public, net of underwriting discounts and commissions, shall be at least $3.50 (subject to adjustment in the event of any stock dividend, stock split, combination, reclassification or other similar event.)

           6B. Issuance of Certificates; Time Conversion Effected. Promptly upon
(1) the happening of either event described in subparagraph 6A(2) or the receipt by the Corporation of the written notice referred to in subparagraph 6A(1), and
(2) the surrender of the certificate or certificates for the share or shares of Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such shares or shares of Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation, or, in the case of a mandatory conversion under subparagraph 6A(2), on the date of occurrence of either event specified in such subparagraph, and at such time the rights of the holder of such share or shares of Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

           6C. Partial Conversion; Dividends; Fractional Shares. In case the number of shares of Preferred Stock represented by the certificate or certificates surrendered pursuant to subparagraph 6A(1) exceeds the number of shares to be converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Preferred Stock represented by the certificate or certificates surrendered which are not being converted. At the time of each conversion of shares of Preferred Stock pursuant to this Paragraph 6, the Corporation shall pay, out of funds legally available therefor, in cash an amount equal to all dividends declared but unpaid and any Noncompliance Dividends on the shares of Preferred Stock surrendered for conversion to the date upon which such conversion is deemed to take place as provided in subparagraph 6B; provided that, any holder of shares of Preferred Stock may elect, at the time such shares are surrendered for conversion or at any other time prior to conversion, to take payment for all declared but unpaid dividends and any Noncompliance Dividends on such shares, if any, in shares of Common Stock rather than in cash, with the number of shares of Common Stock issuable in lieu of such cash payment to be determined by dividing the aggregate amount of such declared but unpaid dividends and Noncompliance Dividends by the Conversion Price then in effect for the shares of Preferred Stock held by such holder with respect to which such declared but unpaid dividends and Noncompliance Dividends shall be payable. No fractional shares shall be issued upon conversion of Preferred Stock into Common Stock or upon election to take shares of Common Stock in lieu of cash for declared but unpaid dividends and Noncompliance Dividends and no payment or adjustment at the time of such conversion or election shall be made by the Corporation on account of any previously-declared cash dividends on the Common Stock. In lieu of delivering any such fractional share of Common Stock, the Corporation shall pay an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Corporation.

           6D. Adjustment of Price Upon Issuance of Common Stock. Except as provided in subparagraph 6E, if and whenever the Corporation shall issue or sell or is, in accordance with subparagraphs 6D(1) through 6D(8), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Conversion Price in effect for each or all eight of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock, the Series F Convertible Preferred Stock, the Series G Convertible Preferred Stock or the Series H Convertible Preferred Stock immediately prior to the time of such issue or sale (a "Dilutive Offering"), then in each such case, forthwith upon such issue or sale, such Conversion Price for the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock, the Series F Convertible Preferred Stock, the Series G Convertible Preferred Stock or the Series H Convertible Preferred Stock, or all eight, as the case may be, shall be reduced to the price determined by dividing (i) an amount equal to the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issue or sale (including the number of shares of

Common Stock issued or issuable upon conversion of the Preferred Stock) multiplied by the then existing Conversion Price for the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock, the Series F Convertible Preferred Stock, the Series G Convertible Preferred Stock or the Series H Convertible Preferred Stock, as the case may be, and (b) the consideration, if any, received by the Corporation upon such issue or sale, by (ii) the total number of shares of Common Stock outstanding immediately after such issue or sale (including the number of shares of Common Stock issued or issuable upon conversion of the Preferred Stock).

       Notwithstanding the foregoing, if the Company shall issue or sell or is, in accordance with subparagraphs 6D(1) through 6D(8), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Conversion Price for the Series C Convertible Preferred Stock in effect immediately prior to such sale, the Conversion Price in effect for the Series C Convertible Preferred Stock shall be reduced to equal the greater of $1.40 or such consideration per share, provided, that if such consideration per share is less than $1.40, the Conversion Price shall as a result of such issue or sale
(i) first be reduced to $1.40 in accordance with this sentence and (ii) thereafter be reduced as otherwise provided in this paragraph 6. For any later issues or sales of Common Stock below the applicable Conversion Price in effect for the Series C Convertible Preferred Stock, adjustments shall be made as otherwise provided in this paragraph 6.

       In addition, notwithstanding the foregoing, if the Corporation shall issue or sell or is, in accordance with subparagraphs 6D(1) through 6D(8), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Conversion Price for the Series B Convertible Preferred Stock in effect immediately prior to such sale, the Conversion Price in effect for the Series B Convertible Preferred Stock shall be reduced to equal the greater of $1.00 or such consideration per share, provided, that if such consideration per share is less than $1.00, the Conversion Price shall as a result of such issue or sale (i) first be reduced to $1.00 in accordance with this sentence and (ii) thereafter be reduced as otherwise provided in this paragraph 6. For any later issues of sales of Common Stock below the applicable Conversion Price in effect for the Series B Convertible Preferred Stock, adjustments shall be made as otherwise provided in this paragraph 6.

       Notwithstanding anything to the contrary set forth in paragraph 6 hereof, no adjustment shall be made to (i) the Conversion Price of the Series A Convertible Preferred Stock in the event that the Corporation shall issue or sell or is, in accordance with subparagraphs 6D(1) through 6D(8), deemed to have issued or sold any shares of Common Stock solely at a price per share equal to or greater than the Conversion Price for the Series A Convertible Preferred Stock, but less than the Conversion Price for the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock, the Series F Convertible Preferred Stock, the Series G Convertible Preferred Stock or the Series H Convertible Preferred Stock; (ii) the Conversion Price of the Series B Convertible Preferred Stock in the event that the Corporation shall issue or sell or is, in accordance with subparagraphs 6D(1) through 6D(8), deemed to have issued or sold any shares of Common Stock solely at a price per share equal to or greater than the Conversion Price for the Series B Convertible Preferred Stock, but less than the Conversion Price for the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock, the Series F Convertible Preferred Stock, the Series G Convertible Preferred Stock or the Series H Convertible Preferred Stock; (iii) the Conversion Price of the Series C Convertible Preferred Stock in the event that the Corporation shall issue or sell or is, in accordance with subparagraphs 6D(1) through 6D(8), deemed to have issued or sold any shares of Common Stock solely at a price per share equal to or greater than the Conversion Price for the Series C Convertible Preferred Stock, but less than the Conversion Price for the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock, the Series F Convertible Preferred Stock, the Series G Convertible Preferred Stock or the Series H Convertible Preferred Stock; (iv) the Conversion Price of the Series D Convertible Preferred Stock in the event that the Corporation shall issue or sell or is, in accordance with subparagraphs 6D(1) through 6D(8), deemed to have issued or sold any shares of Common Stock solely at a price per share equal to or greater than the Conversion Price for the Series D Convertible Preferred Stock, but less than the Conversion Price for the Series E Convertible Preferred Stock, the Series F Convertible Preferred Stock, the Series G Convertible Preferred Stock or the Series H Convertible Preferred Stock; (v) the Conversion Price of the Series E Convertible Preferred Stock in the event that the Corporation shall issue or sell or is, in accordance with subparagraphs 6D(1) through 6D(8), deemed to have issued or sold any shares of Common Stock solely at a price per share equal to or greater than the Conversion Price for the Series E Convertible Preferred Stock, but less than the Conversion Price for the Series F Convertible Preferred Stock, the Series G Convertible Preferred Stock or the Series H Convertible Preferred Stock; (vi) the Conversion Price of the Series F Convertible Preferred Stock in the event that the Corporation shall issue or sell or is, in accordance with subparagraphs 6D(1) through 6D(8), deemed to have issued or sold any shares of Common Stock solely at a price per share equal to or greater than the Conversion Price for the Series F Convertible

Preferred Stock, but less than the Conversion Price for the Series G or the Series H Convertible Preferred Stock; (vii) the Conversion Price of the Series G Convertible Preferred Stock in the event that the Corporation shall issue or sell or is, in accordance with subparagraphs 6D(1) through 6D(8), deemed to have issued or sold any shares of Common Stock solely at a price per share equal to or greater than the Conversion Price for the Series G Convertible Preferred Stock, but less than the Conversion Price for the Series H Convertible Preferred Stock; or (viii) the Conversion Price of the Series H Convertible Preferred Stock in the event that the Corporation shall issue or sell or is, in accordance with subparagraphs 6D(1) through 6D(8), deemed to have issued or sold any shares of Common Stock solely at a price per share equal to or greater than the Conversion Price for the Series H Convertible Preferred Stock.

       For purposes of this subparagraph 6D, the following subparagraphs 6D(1) to 6D(8) shall also be applicable:

               6D(1) Issuance of Rights or Options. In case at any time the Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being called "Convertible Securities"), whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Conversion Price of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock, the Series F Convertible Preferred Stock, the Series G Convertible Preferred Stock or the Series H Convertible Preferred Stock, or all eight, as the case may be, in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph 6D(3), no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

               6D(2) Issuance of Convertible Securities. In case the Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Conversion Price of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock, the Series F Convertible Preferred Stock, the Series G Convertible Preferred Stock or the Series H Convertible Preferred Stock, or all eight, as the case may be, in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding as of such date, provided that (a) except as otherwise provided in subparagraph 6D(3), no adjustment of the conversion Price of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock, the Series F Convertible Preferred Stock, the Series G Convertible Preferred Stock or the Series H Convertible Preferred Stock, or all eight, as the case may be, shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Conversion Price of the Series A Convertible Preferred

Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock, the Series F Convertible Preferred Stock, the Series G Convertible Preferred Stock or the Series H Convertible Preferred Stock, or all eight, as the case may be, have been or are to be made pursuant to other provisions of this subparagraph 6D, no further adjustment of the Conversion Price of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock, the Series F Convertible Preferred Stock, the Series G Convertible Preferred Stock or the Series H Convertible Preferred Stock, or all eight, as the case may be, shall be made by reason of such issue or sale.

               6D(3) Change in Option Price or Conversion Rate. Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subparagraph 6D(1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph 6D(1) or 6D(2), or the rate at which Convertible Securities referred to in subparagraph 6D(1) or 6D(2) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Conversion Price of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock, the Series F Convertible Preferred Stock, the Series G Convertible Preferred Stock or the Series H Convertible Preferred Stock, or all eight, as the case may be, in effect at the time of such event shall forthwith be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold, but only if as a result of such adjustment the Conversion Price then in effect hereunder is thereby reduced; and on the expiration of any such Option or the termination of any such right to convert or exchange such Convertible Securities, the Conversion Price then in effect hereunder shall forthwith be increased to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

               6D(4) Stock Dividends. In case the Corporation shall declare a dividend or make any other distribution upon any stock of the Corporation payable in Common Stock (except for dividends or distributions upon the Common Stock), Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

               6D(5) Consideration for Stock. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

               6D(6) Record Date. In case the Corporation shall set a record date for the determination of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

               6D(7) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purpose of this subparagraph 6D.

               6D(8) Adjustments for Failure of Participation. Notwithstanding anything contained in this subparagraph 6D to the contrary, the rights of any holder of Preferred Stock to the benefits of this subparagraph 6D shall be subject to the limitations contained in this subparagraph 6D(8) if such holder has failed to participate in any offering which is a Dilutive Offering with respect to such holder's shares by acquiring in such Dilutive Offering such number of shares as shall equal the product of the number of shares actually offered in the Dilutive Offering to all holders of Preferred Stock, as determined by the Board of Directors, multiplied by a fraction: (a) the numerator of which is the number of shares of Preferred Stock with respect to which the offering is a Dilutive Offering as is held by such holder at the time of such Dilutive Offering and (b) the denominator of which is the total number of shares of the Preferred Stock then outstanding with respect to which the offering is a Dilutive Offering (the "Pro Rata Share"). Solely for purposes of this subparagraph 6D(8), shares purchased by an affiliate or affiliates of a holder of Preferred Stock in a Dilutive Offering (other than an affiliate who held Preferred Stock prior to such Dilutive Offering, except to the extent that such affiliate has exceeded its Pro Rata Share and has not otherwise directed that such excess be counted towards the Pro Rata Share of another affiliate) shall be deemed to have been purchased by such holder. As used in this subparagraph, the term affiliate of a holder shall mean a person who directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with, such holder. If any holder of Preferred Stock shall fail to purchase its Pro Rata Share of any such Dilutive Offering in accordance with this subparagraph 6D(8), then such holders rights under this subparagraph 6D shall terminate and shall no longer be of any force and effect as to the shares of Preferred Stock with respect to which the offering was a Dilutive Offering; provided, however, that no holder of shares of Preferred Stock shall be required to participate to the extent of all or any part of such holder's Pro Rata Share of a Dilutive Offering if and to the extent such participation would violate any statute, rule or regulation, or order of any court or governmental agency applicable to such holder and such holder furnishes to the Corporation a certificate, signed by an executive officer or general partner of such holder, as the case may be, and an opinion of counsel, each to such effect. The Corporation, the Board of Directors and the holders of the Preferred Stock shall take all necessary actions to designate a new series of Preferred Stock on any occasion that any holder of Preferred Stock shall fail to purchase its Pro Rata Share of any Dilutive Offering. The Corporation shall, thirty (30) days prior to any issuance of its securities pursuant to a Dilutive Offering, give each holder of Preferred Stock written notice of the holder's right to participate in such Dilutive Offering. If, after the Corporation has given such notice, a Dilutive Offering occurs and a holder of Preferred Stock fails to purchase its Pro Rata Share of the Dilutive Offering, shares of such holder's Preferred Stock with respect to which the offering is a Dilutive Offering shall be immediately and automatically converted into shares of a newly-created series of Preferred Stock (the "New Preferred Stock"); provided that the terms of any series of New Preferred Stock shall be identical in all respects to the terms of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible

Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock, the Series F Convertible Preferred Stock, the Series G Convertible Preferred Stock or the Series H Convertible Preferred Stock, as the case may be, except that (i) the Conversion Price of the New Preferred Stock shall be the Conversion Price in effect for the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock, the Series F Convertible Preferred Stock, the Series G Convertible Preferred Stock or the Series H Convertible Preferred Stock, as the case may be, immediately prior to such Dilutive offering, and (ii) any holder of shares of the such New Preferred Stock shall not be entitled to receive the benefits of any adjustments to the Conversion Price pursuant to this subparagraph 6D with respect to any future Dilutive Offering by the Corporation. Except as otherwise required by law, all series of New Preferred Stock shall vote together as a single series with the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock, the Series F Convertible Preferred Stock, the Series G Convertible Preferred Stock or the Series H Convertible Preferred Stock, as the case may be, relating thereto, on all matters submitted to the stockholders for a note or a written consent, including but not limited to the election for a majority of directors of the Corporation by the Preferred Stock pursuant to subparagraph 2C. For the purposes of paragraphs 3, 4, 5, 6A, 6B, 6C, 6E, 6F, 6G, 6I, 6J, 6K, 6L, 6M, 6N, 6O, 6P, 7 and 8, the terms
"Preferred Stock," "Series A Convertible Preferred Stock," "Series B Convertible Preferred Stock," "Series C Convertible Preferred Stock," "Series D Convertible Preferred Stock," "Series E Convertible Preferred Stock," "Series F Convertible Preferred Stock," "Series G Convertible Preferred Stock" and "Series H Convertible Preferred Stock" shall include any series of New Preferred Stock relating thereto issued by the Corporation pursuant to this subparagraph 6D(8).

           6E. Certain Issues of Common Stock Excepted. Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Conversion Prices in the case of the issuance of (i) up to an aggregate of 4,050,000 shares (appropriately adjusted to reflect the occurrence of any event described in subparagraph 6F) of Common Stock or options or warrants to purchase Common Stock to directors, officers or employees of, or other providers of service to, the Corporation in connection with their service as directors, officers or employees of, or providers of services to the Corporation, which number of shares shall include any shares issued prior to the issuance of any shares of Preferred Stock (the "Reserved Employee Shares"); (ii) any shares of Common Stock or other securities upon conversion of the Series A Convertible Preferred Stock, the

Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock, the Series F Convertible Preferred Stock, the Series G Convertible Preferred Stock or the Series H Convertible Preferred Stock; (iii) any shares of New Preferred Stock in accordance with subparagraph 6D(8); (iv) any shares of Preferred Stock issuable upon exercise of outstanding warrants to purchase Preferred Stock; or (v) any securities issued in connection with equipment lease transactions undertaken in the ordinary course of the Corporation's business and approved by a majority of the members of the Board of Directors designated by the holders of Preferred Stock under the Stockholders' Agreement.

           6F. Subdivision or Combination of Common Stock. In case the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price of the Preferred Stock in effect immediately prior to such subdivision shall be proportionately reduced and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Conversion Price of the Preferred Stock in effect immediately prior to such combination shall be proportionately increased.

           6G. Reorganization or Reclassification. If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place and, in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

           6H. Adjustment of Provisions. If the Corporation grants to the holders of any class or series of stock of the

Corporation any rights relating to the adjustment of the Conversion Price of such class or series of stock upon a Dilutive Offering or otherwise, which rights shall be more favorable to the holders of such class or series of stock than the comparable rights in this paragraph 6 are to the holders of the Preferred Stock, or which rights shall grant to the holders of such class or series of stock rights not granted to the holders of Preferred Stock pursuant to the Certificate of Incorporation of the Corporation, then such more favorable rights shall be deemed to also apply to all holders of Preferred Stock.

           6I. Notice of Adjustment. Upon any adjustment of the Conversion Price, then and in each such case the Corporation shall give written notice thereof, by first class mail, postage prepaid, by recorded delivery service or by telex to non-U.S. residents, addressed to each holder of shares of Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

           6J. Other Notices. In case at any time:

           (1) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

           (2) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights);

           (3) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with, or into, or a sale of all or substantially all its assets to, another entity or entities; or

           (4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, by recorded delivery service or by telex to non-U.S. residents, addressed to each holder of any shares of Preferred Stock at the address of such holder as shown on the books of the Corporation (a) at least twenty (20) days prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least twenty (20) days prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause and (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

           6K. Stock to be Reserved. The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purposes of issuance upon the conversion of Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to ensure that the par value per share of the Common Stock is at all times equal to or less than the Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to ensure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation or of any requirement of any national securities exchange or quotation system upon which the Common Stock may be listed. The Corporation will not take any action which results in any adjustment of the Conversion Price it the total number of shares of Common Stock issued and issuable after such action upon conversion of the Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Certificate of Incorporation.

           6L. No Reissuance of Preferred Stock. Shares of Preferred Stock which are converted into shares of Common Stock as provided herein shall be cancelled and shall not be reissued.

           6M. Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Preferred Stock which is being converted.

           6N. Closing of Books. The Corporation will at no time close its transfer books against the transfer of any Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Preferred Stock in any manner which interferes with the timely conversion of such Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

           6O. Definition of Common Stock. As used in this paragraph 6, the term "Common Stock" shall mean and include the Corporation's authorized Common Stock, par value $.001 per share, as constituted on the date of filing of these terms of the Preferred Stock and shall also include any capital stock of any class of the Corporation thereafter authorized which shall neither be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends nor entitled to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument or, in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in subparagraph 6G.

       7. Noncompliance.

           7A. Remedies. Immediately upon the occurrence of any Noncompliance Event, as defined below, the holders of the Preferred Stock will have the following rights, in addition to all other rights set forth in the Certificate of Incorporation, in any agreement between such holders and the Corporation, or as otherwise provided by law:

           (1) A cumulative dividend (the "Noncompliance Dividend") shall accrue on a daily basis on all outstanding shares of Preferred Stock to which the Noncompliance Event applies as set forth in subparagraph 7B, so long as the Corporation is a noncompliance (as defined below), which such dividend shall be in addition to the accruing dividends described in subparagraph 3B. Such dividend shall accrue at the annual rate of $.10 per share in the case of Series A Convertible Preferred Stock, $.14 per share in the case of Series B Convertible Preferred Stock, $.175 per share in the case of Series C Convertible Preferred Stock, $.225 per share in the case of Series D Convertible Preferred Stock, $.30 per share in the case of Series E Convertible Preferred Stock, $.35 per share in the case of Series F Convertible Preferred Stock, $.40 per share in the case of Series G Convertible Preferred Stock and $.50 per share in the case of Series H Convertible Preferred Stock for the first thirty (30) days that the Corporation is in noncompliance, which rate shall increase by $.01 for each successive thirty-day period that the Corporation remains in noncompliance, up to a maximum annual rate of $.16 per share in the case of Series A Convertible Preferred Stock, $.22 per share in the case of Series B Convertible Preferred Stock, $.28 per share in the case of Series C Convertible Preferred Stock, $.36 per share in the case of Series D Convertible Preferred Stock, $.48 per share in the case of Series E Convertible Preferred Stock, $.56 per share in the case of Series F Convertible Preferred Stock, $.64 per share in the case of Series G Convertible Preferred Stock and $.80 per share in the case of Series H Convertible Preferred Stock. Each holder of Preferred Stock to whom any such dividend is payable may elect to have such dividend paid by the Corporation in cash or in shares of Common Stock of the Corporation, as provided in subparagraph 6C.

           (2) As provided in subparagraph 2C, the holders of Preferred Stock, voting as a single class, shall have the right to elect a majority of the directors of the Corporation.

           7B. Noncompliance Event. For the purposes of this Certificate of Incorporation, a "Noncompliance Event" shall be defined as any one or more of the following events:

           (1) The Corporation has materially breached any one or more of the provisions of (i) the Series A Convertible Preferred Stock Purchase Agreement dated December 22, 1988 as then in effect (the "Series A Purchase Agreement") or
Article V of the Series D Purchase Agreement dated March 12, 1992 as then in effect (the "Series D Stock Purchase Agreement") with respect to the Series A Convertible Preferred Stock, (ii) the Series B Convertible Preferred Purchase Agreement dated June 29, 1990 as then in effect (the "Series B Stock Purchase Agreement") or Article V of the Series D Purchase Agreement with respect to the Series B Convertible Preferred Stock, (iii) the Series C Convertible Preferred Stock Purchase Agreement dated as of July 29, 1991 as then in effect (the "Series C Stock Purchase Agreement") or Article V of the Series D Stock Purchase Agreement as then in effect with respect to Series C Convertible Preferred Stock, (iv) the Series D Stock Purchase Agreement, (v) the Series E and Series F Stock Purchase Agreement, (vi) the Series G and Series H Stock Purchase Agreement (the Series A Stock Purchase Agreement, the Series B Stock Purchase Agreement, the Series C Stock Purchase Agreement, the Series D Stock Purchase Agreement, the Series E and Series F Stock Purchase Agreement and the Series G and Series H Stock Purchase Agreement to be referred to collectively herein as the "Stock Purchase Agreements") or (vii) the Amended and Restated Registration Rights Agreement, as amended, the Redemption Agreement, the Stockholders' Agreement and the IBM Stockholders' Agreement executed in connection with the Stcok Purchase Agreements (collectively, the "Ancillary Agreements") with respect to the shares of Preferred Stock to which such Ancillary Agreements may apply, in each case as such Ancillary Agreements shall have been amended, and such breach has continued for thirty (30) days following receipt by the Corporation of written notice of said breach given by the holders of at least two-thirds of the outstanding shares of Preferred Stock with respect to which such covenant or provisions applies;

           (2) Any of the Corporation's representations and/or warranties set forth in the Series A Stock Purchase Agreement with respect to the Series A Convertible Preferred Stock, the Series B Stock Purchase Agreement with respect to the Series B Convertible Preferred Stock, the Series C Stock Purchase Agreement with respect to the Series C Convertible Preferred Stock, the Series D Stock Purchase Agreement with respect to the Series D Convertible Preferred Stock, the Series E and Series F Stock Purchase Agreement with respect to the Series E Convertible Preferred Stock and Series F Convertible Preferred Stock, the Series G and Series H Stock Purchase Agreement with respect to the Series G Convertible Preferred Stock and the Series H Convertible Preferred Stock or in any one or more of the Ancillary Agreements with respect to the shares of Preferred Stock to which such Ancillary Agreement may apply, was not substantially true as of the date of closing for such Stock Purchase Agreement or Ancillary Agreement and the Corporation has received written notice of such fact from the holders of at least two-thirds of the outstanding shares of Preferred Stock with respect to which such representation and/or warranty applies;

           (3) The Corporation has failed to make payment(s) when due for any dividends, interest and/or mandatory redemption of any securities, where such payment(s) aggregate over $200,000 and such failure to pay has continued for thirty (30) days following receipt by the Corporation of written notice of said failure to pay from the holders of at least two-thirds of the outstanding shares of Preferred Stock;

           (4) The Corporation has been in material default of payment on any debt agreement under which the Corporation is obligated to pay at least $200,000 in principal (including any acceleration thereof) and accrued interest at the time of such default, and such default has continued for thirty (30) days following receipt by the Corporation of written notice of said default given by the holders of at least two-thirds of the outstanding shares of Preferred Stock; or

           (5) The Corporation has filed for bankruptcy, made an assignment for the benefit of creditors, materially compromised its debt with a material creditor of the Corporation or suffered acceleration of a material debt instrument, and the Corporation has received written notice of same from the holders of at least two-thirds of the outstanding shares of Preferred Stock.

Once a Noncompliance Event has occurred, the Corporation shall give prompt notice thereof to each holder of Preferred Stock, and shall be deemed "in noncompliance" until such time as the President or Chief Financial Officer of the Corporation shall have certified and delivered by hand or by first class mail, postage prepaid, by the recorded delivery service or by telex to non-U.S. residents, addressed to each holder of Preferred Stock at the address of such holder as shown on the books of the Corporation, notice that the condition underlying such Noncompliance Event is cured.

           8. Amendments. No provision of these terms of the Preferred Stock may be amended, modified or waived without the written consent or affirmative vote of the holders of at least two-thirds of the then-outstanding shares of Preferred Stock voting as a single class.

           SECOND: Written consent to the adoption of the foregoing amendment of the Restated Certificate of Incorporation of the Corporation has been given in accordance with the provisions of Section 228 of the Delaware General Corporation Law and written notice of the adoption of said amendment without a meeting by less than unanimous written consent has been given to those stockholders who have not consented in writing as provided in said Section 228.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

           IN WITNESS WHEREOF, Object Design, Inc. has caused this certificate to be signed by its President and attested by its Secretary this 14 day of May, 1993.

                                                Object Design, Inc.

                                                By: /s/  Kenneth E. Marshall
                                                    --------------------------
                                                    Its President

ATTEST

By: /s/  John Patterson
    ------------------------------
    Its Secretary

                                                                     EXHIBIT 3.1


                            CERTIFICATE OF AMENDMENT

                                       OF

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                               OBJECT DESIGN, INC.

         Object Design, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

         FIRST: That the following amendment to the Restated Certificate of Incorporation of Object Design, Inc. (the "Corporation") has been duly adopted in accordance with the provisions of Section 242 and Section 228 of the Delaware General Corporation Law:

         That the Restated Certificate of Incorporation of the Corporation be further amended by deleting the old Article Fourth and inserting a new Article Fourth in its stead which shall be and read as follows in its entirety:

         "Fourth: The total number of shares of capital stock which the Corporation shall have the authority to issue shall be 22,500,000 common shares, having a par value of $.001 per share, amounting to an aggregate par value of $22,500.00 and 16,837,521 shares of Preferred Stock having a par value of $.01 per share amounting to an aggregate par value of $168,375.21.

         The voting power, preferences and relative participating, optional or other special rights and the qualifications, limitations or restrictions of the Preferred Stock are set forth as follows:

         1. Number of Shares. 2,750,000 shares of the Preferred Stock shall be designated and known as "Series A Convertible Preferred Stock," 4,575,715 shares of the Preferred Stock shall be designated and known as "Series B Convertible Preferred

Stock," 2,857,143 shares of the Preferred Stock shall be designated and known as "Series C Convertible Preferred Stock," 1,111,111 shares of Preferred Stock shall be designated and known as "Series D Convertible Preferred Stock," 2,601,877 shares of Preferred Stock shall be designated and known as "Series E Convertible Preferred Stock," 1,148,818 shares of Preferred Stock shall be designated and known as "Series F Convertible Preferred Stock," 250,000 shares of Preferred Stock shall be designated and known as "Series G Convertible Preferred Stock," 400,000 shares of Preferred Stock shall be designated and known as "Series H Convertible Preferred Stock" and 1,142,857 shares of Preferred Stock shall be designated and know as "Series I Convertible Preferred Stock." Unless otherwise specifically designated, the term "Preferred Stock" refers collectively to Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock, Series E Convertible Preferred Stock, Series F Convertible Preferred Stock, Series G Convertible Preferred Stock, Series H Convertible Preferred Stock and Series I Convertible Preferred Stock.

         2. Voting.

                  2A. General. Except as may be otherwise provided in these terms of the Preferred Stock or by law, the Preferred Stock shall vote together with the Common Stock as a single class on all actions to be taken by the stockholders of the Corporation. Each share of Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each share of Preferred Stock is then convertible.

         With respect to all questions as to which, under law, stockholders are entitled to vote by classes, the holders of Preferred Stock shall vote together as a single class separately from the holders of Common Stock. With respect to all questions as to which, under law, stockholders are required to vote by series, the holders of Series A Convertible Preferred Stock shall vote separately as a single series, the holders of Series B Convertible Preferred Stock shall vote separately as a single series, the holders of Series C Convertible Preferred Stock shall vote separately as a single series, the holders of Series D Convertible Preferred Stock shall vote separately as a single series, the holders of Series E Convertible Preferred Stock shall vote separately as a single series, the holders of Series F Convertible Preferred Stock shall vote separately as a single series, the holders of Series G Convertible Preferred Stock shall vote separately as a single series, the holders of Series H Convertible Preferred Stock shall vote separately as a single series, and the holders of Series I Convertible Preferred Stock shall vote separately as a single series.

                  2B. Board Size. The Corporation shall not, without the written consent or affirmative vote of the holders of at least two-thirds of the then outstanding shares of Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class, change the number of directors constituting the Board of Directors to a number other than nine, except that the Corporation may increase or decrease the number of directors constituting the Board of Directors with the vote of a majority of the members of the Board of Directors designated by the holders of Preferred Stock pursuant to the Fourth Amended and Restated Stockholders' Agreement dated March 31, 1994 by and among the Corporation and the parties thereto, as may be amended or restated from time to time (the "Stockholders' Agreement").

                  2C. Board Seats. The holders of the Preferred Stock shall be entitled to vote together with the Common Stock as a single class for the election of each of the directors of the Corporation. Notwithstanding the foregoing or anything else to the contrary provided in the Certificate of Incorporation, upon the occurrence of any Noncompliance Event (as such term is defined in subparagraph 7B) and continuing for so long as the Corporation remains in noncompliance (as defined in subparagraph 7B), the holders of the Preferred Stock, voting as a separate class, shall be entitled to elect a majority of the directors of the Corporation, with the remaining directors of the Corporation to be elected as set forth in the first sentence of this subparagraph 2C. A vacancy in any directorship elected by the holders of the Preferred Stock, voting as a separate class, shall be filled only by vote or written consent of the holders of the Preferred Stock, and a vacancy in any directorship elected jointly by the holders of the Preferred Stock and all other classes and series of stock of the Corporation, voting together as a single class, shall be filled only by vote or written consent of the Preferred Stock and all other classes and series of stock of the Corporation, as provided above. At any meeting (or in a written consent in lieu thereof) held for the purpose of electing directors, the presence in person or by proxy (or the written consent) of the holders of a majority of the shares of Preferred Stock then outstanding shall constitute a quorum of the Preferred Stock for the election of directors to be elected solely by the holders of the Preferred Stock.

         3. Dividends.

                  3A. General. The holders of the Preferred Stock shall be entitled to receive, as and when declared by the Board of Directors out of funds legally available therefor, dividends at the same rate as dividends (other than dividends paid in additional shares of Common Stock) are paid with respect to the Common Stock (treating each share of Preferred Stock as being equal to the number of shares of Common Stock (including fractions of a share) into which each share of Preferred Stock is then convertible). In addition, the holders of the Preferred Stock may from time to time be entitled, pursuant to the terms of subparagraph 3B below, to certain cumulative dividends, and pursuant to the terms of paragraph 7 below, to certain "Noncompliance Dividends," as that term is defined in subparagraph 7A, as well as to any other dividends declared by the Board of Directors on the outstanding shares of Preferred Stock out of funds legally available therefor. All dividends on Preferred Stock shall be paid on a pro-rata basis (except such Noncompliance Dividends as are payable solely on Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock, Series E Convertible Preferred Stock, Series F Convertible Preferred Stock, Series G Convertible Preferred Stock, Series H Convertible Preferred Stock or Series I Convertible Preferred Stock, as the case may be, pursuant to subparagraph 7A).

                  3B. Accruing Dividends. In each year commencing on: (1) July 25, 1991, the holders of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and Series C Convertible Preferred Stock shall be entitled to receive out of funds legally available therefor, as and when declared by the Board of Directors, dividends at the rate of $.10 per share in the case of Series A Convertible Preferred Stock, $.14 per share in the case of Series B Convertible Preferred Stock and $.175 per share in the case of Series C Convertible Preferred Stock; (2) March 11, 1992, the holders of Series D Convertible Preferred Stock shall be entitled to receive out of funds legally available therefor, as and when declared by the Board of Directors, dividends at the rate of $.225 per share; (3) April 12, 1993, the holders of Series E Convertible Preferred Stock and the holders of Series F Convertible Preferred Stock shall be entitled to receive out of funds legally available therefor, as and when declared by the Board of Directors, dividends at the rate of $.30 per share in the case of Series E Convertible Preferred Stock and $.35 per share in the case of Series F Convertible Preferred Stock; (4) May 14, 1993, the holders of Series G Convertible Preferred Stock and the holders of Series H Convertible Preferred Stock shall be entitled to receive out of funds legally available therefor, as and when declared by the Board of Directors, dividends at the rate of $.40 per share in the case of Series G Convertible Preferred Stock and $.50 per share in the case of Series H Convertible Preferred Stock; and (5) March 31, 1994, the holders of Series I Convertible Preferred Stock shall be entitled to receive out of funds legally available therefor, as and when declared by the Board of Directors, dividends at the rate of $.70 per share (each such price subject to equitable adjustment in the event of any stock dividend, stock split, combination, reclassification or other similar event), compounded at the rate of 10% per share per annum. Such dividends shall accrue from day to day, whether or not earned or declared, and shall be cumulative; provided, however, that except as provided in paragraph 4 hereto and under the terms of a Sixth Amended and Restated Preferred Stock Redemption Agreement dated March 31, 1994 (the "Redemption Agreement"), the Corporation shall be under no obligation to pay such accruing dividends unless so declared by the Board of Directors; and provided, further that the Corporation's obligation to pay such accruing dividends upon liquidation, pursuant to the terms of the Redemption Agreement or otherwise shall commence at the end of the first year in which the Corporation has positive retained earnings.

                  3C. Restrictions. Unless all accrued but unpaid dividends on each series of Preferred Stock shall have been paid or shall have been declared and a sum sufficient for the payment thereof set apart, (i) no dividend shall be paid or declared, and no distribution shall be made, on any Common Stock, other than a dividend or other distribution payable solely in the form of additional shares of Common Stock, and (ii) no shares of Common Stock shall be purchased, redeemed or acquired by the Corporation and no amounts shall be paid for the purchase, redemption or acquisition thereof. Anything herein to the contrary notwithstanding, the restrictions set forth in this Paragraph 3C shall not apply to (i) the repurchase of shares of Common Stock from former employees, officers, directors or other providers of services to the Corporation who acquired such shares directly from the Corporation, if each such purchase is made pursuant to contractual rights held by the Corporation relating to the termination of employment or services of such former employees, officers, directors or other providers of services to the Corporation and the purchase price does not exceed the original purchase price paid by such person to the Corporation for such shares; (ii) repurchase of shares of Common Stock pursuant to the Stockholders' Agreement, the Series E and Series F Stock Purchase Agreement (as hereafter defined) and the IBM Stockholders' Agreement (as hereafter defined); and (iii) repurchase of shares of Common Stock pursuant to right of first refusal agreements executed in connection with options granted under the Corporation's 1989 Incentive and Non-Qualified Stock Option Plan, as amended (the "Plan").

         4. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Preferred Stock shall first be entitled, before any distribution or payment is made upon any stock ranking on liquidation, dissolution or winding up, junior to the Preferred Stock, including the Common Stock, to be paid, out of assets legally available therefor, an amount equal to the greater of:

                  (i) $1.00 per share in the case of the Series A Convertible Preferred Stock, $1.40 per share in the case of the Series B Convertible Preferred Stock, $1.75 per share in the case of the Series C Convertible Preferred Stock, $2.25 per share in the case of Series D Convertible Preferred Stock, $3.00 per share in the case of Series E Convertible Preferred Stock, $3.50 per share in the case of Series F Convertible Preferred Stock, $4.00 per share in the case of Series G Convertible Preferred Stock, $5.00 per share in the case of Series H Convertible Preferred Stock and $7.00 per share in the case of Series I Convertible Preferred Stock plus, in each case, all accrued and unpaid dividends thereon, whether or not earned or declared (including all accrued and unpaid Noncompliance Dividends, if any,) computed to the date payment thereof is made available; or

                  (ii) such amount per share of Preferred Stock as would have been payable had each such share been converted to Common Stock immediately prior to such event of liquidation, dissolution or winding up pursuant to the provisions of paragraph 6 hereof.

         Such amount payable with respect to one share of Preferred Stock under this paragraph 4 shall sometimes be referred to as the "Liquidation Preference Payment" and with respect to all shares of Preferred Stock shall sometimes be referred to as the "Liquidation Preference Payments." If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Preferred Stock shall be insufficient to permit payment in full to the holders of Preferred Stock of the Liquidation Preference Payments, then the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of Preferred Stock according to the respective amounts which would be payable on or with respect to the shares of Preferred Stock held by them upon such distribution if all amounts payable on or with respect to said shares were paid in full. Written notice of such liquidation, dissolution or winding up, stating a payment date, the place where said payments shall be made, the aggregate amount to be paid to each holder of Preferred Stock, and the alternate amount which would be paid to each such holder if all outstanding shares of Preferred Stock were to be converted into shares of Common Stock prior to the payment date, shall be given by mail, postage prepaid, by recorded delivery service or by telex to non-U.S. residents, not less than 20 days prior to the payment date stated therein, to the holders of the record of Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation. The consolidation or merger of the Corporation into or with any other entity or entities which results in the exchange of outstanding securities of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by any such entity or entities or affiliate thereof, and the sale or transfer by the Corporation of all or substantially all its assets, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of the provisions of this paragraph 4, unless the holders of all outstanding shares of the Corporation's voting stock immediately prior to such transaction or series of transactions hold, immediately following the consummation of such transaction or series of transactions, more than two-thirds of the voting stock of such entity or entities or affiliate thereof, or of the transferee of the assets of the Corporation, as the case may be, provided, however, that each holder of Preferred Stock shall have the right to elect to receive the benefits of the provisions of subparagraph 6G hereof in lieu of receiving payment in liquidation, dissolution or winding up of the Corporation pursuant to this paragraph 4. For purposes hereof, the Common Stock shall rank on liquidation, dissolution or winding up of the Corporation, junior to the Preferred Stock.

         5. Restrictions. At any time when shares of Preferred Stock are outstanding, except as otherwise required by law or by the Certificate of Incorporation, without the written consent or affirmative vote of the holders of at least two-thirds of the then outstanding shares of Preferred Stock, consenting or voting (as the case may be) separately as one class, the Corporation will not:

                  5A. Create or authorize the creation of any additional class or series of shares of stock, or reclassify the shares of any existing class or series of stock, unless the same ranks junior to the Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or increase the authorized amount of the Preferred Stock or increase the authorized amount of any additional class or series of shares of stock unless the same ranks junior to the Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation and as to the payment of dividends, or create or authorize any obligation or security convertible into shares of Preferred Stock or into shares of any other class or series of stock unless the same ranks junior to the Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation and as to the payment of dividends, whether any such creation, authorization or increase shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise;

                  5B. Consent to any liquidation, dissolution or winding up of the Corporation or consolidate or merger into or with any other entity or entities, or sell or transfer all or substantially all its assets, unless the holders of the outstanding shares of the Corporation's voting stock immediately prior to such transaction hold, immediately following the consummation of such transaction, two-thirds or more of the voting stock of the surviving entity or entities or affiliates thereof, or of the transferee of the assets of the Corporation, as the case may be;

                  5C. Sell or transfer more than 10% of the assets of the Corporation within any 12 month period, other than in the ordinary course of business;

                  5D. Amend, alter or repeal its Certificate of Incorporation, or amend, alter or repeal its By-laws so as to adversely affect a holder of Preferred Stock;

                  5E. Purchase or set aside any sums for the purchase of, or pay any dividend or make any distribution on, any shares of stock other than the Preferred Stock, except for (i) dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock; (ii) the purchase of shares of Common Stock from former employees, officers, directors or other providers of services to the Corporation who acquired such shares directly from the Corporation, if each such purchase is made pursuant to contractual rights held by the Corporation relating to the termination of employment or services of such former employees, officers, directors or other providers of services to the Corporation and the purchase price does not exceed the original issue price paid by such person to the Corporation for such shares; (iii) repurchase of shares of Common Stock pursuant to the Stockholders' Agreement;
(iv) repurchase of shares of Common Stock pursuant to right of first refusal agreements executed in connection with options granted under the Plan; (v) the repurchase of shares of Series E Convertible Preferred Stock and Series F Convertible Preferred Stock pursuant to a certain Stock Purchase Agreement by and among the Corporation and the holders of Series E Convertible Preferred Stock and Series F Convertible Preferred Stock dated as of April 12, 1993 (the "Series E and Series F Stock Purchase Agreement") and pursuant to a certain Amended and Restated Stockholders' Agreement by and among the Corporation, International Business Machines Corporation and certain of the Corporation's stockholders dated as of May 14, 1993, as amended (the "IBM Stockholders' Agreement"); and (vi) the repurchase of shares of Series I Convertible Preferred Stock pursuant to a certain Supplement to Stock Purchase Agreement by and between the Corporation and Intel Corporation dated as of March 31, 1994 (the "Intel Agreement").

                  5F. Redeem or otherwise acquire any shares of Preferred Stock except pursuant to one or more written agreements to which the Corporation and all of the holders of Preferred Stock are parties, pursuant to a purchase offer made pro rata to all holders of the shares of Preferred Stock on the basis of the aggregate number of outstanding shares of Preferred Stock then held by each such holder, pursuant to the Series E and Series F

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



Stock Purchase Agreement and the IBM Stockholders' Agreement, or pursuant to the Intel Agreement.

         6. Conversions. The holders of shares of Preferred Stock shall have the following conversion rights:

                  6A.  Conversion Events.

                           6A(1)  Optional Conversion.  Subject to the terms
and conditions of this Paragraph 6, the holder of any share or shares of Preferred Stock shall have the right, at its option at any time, to convert any such shares of Preferred Stock (except that upon any liquidation, voluntary or involuntary dissolution, or winding-up of the Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Preferred Stock) into such number of fully paid and nonassessable shares of Common Stock as is obtained by (i) multiplying the number of shares of Preferred Stock so to be converted by $1.00 in the case of Series A Convertible Preferred Stock, $1.40 in the case of Series B Convertible Preferred Stock, $1.75 in the case of Series C Convertible Preferred Stock, $2.25 in the case of Series D Convertible Preferred Stock, $3.00 in the case of Series E Convertible Preferred Stock, $3.50 in the case of Series F Convertible Preferred Stock, $4.00 in the case of Series G Convertible Preferred Stock, $5.00 in the case of Series H Convertible Preferred Stock and $7.00 in the case of Series I Convertible Preferred Stock and (ii) dividing the result by the conversion price of $1.00 in the case of Series A Convertible Preferred Stock, $1.40 in the case of Series B Convertible Preferred Stock, $1.75 in the case of Series C Convertible Preferred Stock, $2.25 in the case of Series D Convertible Preferred Stock, $3.00 in the case of Series E Convertible Preferred Stock, $3.50 in the case of Series F Convertible Preferred Stock, $4.00 in the case of Series G Convertible Preferred Stock, $5.00 in the case of Series H Convertible Preferred Stock and $7.00 in the case of Series I Convertible Preferred Stock or, in case an adjustment of such price has taken place pursuant to the further provisions of this Paragraph 6, then by the conversion price as last adjusted and in effect at the date any share or shares of Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to as the "Conversion Price"). Such rights of conversion shall be exercised by the holder thereof by giving written notice to the Corporation that the holder elects to convert a stated number of shares of Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement

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



of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

                           6A(2)  Mandatory Conversion.  The outstanding
shares of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock, Series E Convertible Preferred Stock, Series F Convertible Preferred Stock, Series G Convertible Preferred Stock, Series H Convertible Preferred Stock and Series I Convertible Preferred Stock, as the case may be, shall automatically and without any further action on the part of the Corporation convert into shares of Common Stock effective upon the earlier to occur of (i) such time as the Corporation shall have issued an aggregate of at least two-thirds of the total number of shares of Common Stock which were issued or issuable upon conversion of the shares of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock, Series E Convertible Preferred Stock, Series F Convertible Preferred Stock, Series G Convertible Preferred Stock, Series I Convertible Preferred Stock and, if and when issued, Series H Convertible Preferred Stock, as the case may be, as of the date of a certain Series I Convertible Preferred Stock Purchase Agreement by and among the Corporation and the parties thereto (the "Series I Stock Purchase Agreement"), as such number shall have been adjusted from time to time in the event of any stock dividend, stock split, combination, reclassification or other similar event; or (ii) the closing of a sale of shares of Common Stock by the Corporation pursuant to an underwritten public offering in which (a) the aggregate gross proceeds to the Corporation shall be at least $10,000,000, and
(b) the price per share paid by the public, net of underwriting discounts and commissions, shall be at least $3.50 (subject to adjustment in the event of any stock dividend, stock split, combination, reclassification or other similar event.)

                  6B. Issuance of Certificates; Time Conversion Effected. Promptly upon (1) the happening of either event described in subparagraph 6A(2) or the receipt by the Corporation of the written notice referred to in subparagraph 6A(1), and (2) the surrender of the certificate or certificates for the share or shares of Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such shares or shares of Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation, or, in the case of a mandatory conversion under subparagraph 6A(2), on the date of occurrence of

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



either event specified in such subparagraph, and at such time the rights of the holder of such share or shares of Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

                  6C. Partial Conversion; Dividends; Fractional Shares. In case the number of shares of Preferred Stock represented by the certificate or certificates surrendered pursuant to subparagraph 6A(1) exceeds the number of shares to be converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Preferred Stock represented by the certificate or certificates surrendered which are not being converted. At the time of each conversion of shares of Preferred Stock pursuant to this paragraph 6, the Corporation shall pay, out of funds legally available therefor, in cash an amount equal to all dividends declared but unpaid and any Noncompliance Dividends on the shares of Preferred Stock surrendered for conversion to the date upon which such conversion is deemed to take place as provided in subparagraph 6B; provided that, any holder of shares of Preferred Stock may elect, at the time such shares are surrendered for conversion or at any other time prior to conversion, to take payment for all declared but unpaid dividends and any Noncompliance Dividends on such shares, if any, in shares of Common Stock rather than in cash, with the number of shares of Common Stock issuable in lieu of such cash payment to be determined by dividing the aggregate amount of such declared but unpaid dividends and Noncompliance Dividends by the Conversion Price then in effect for the shares of Preferred Stock held by such holder with respect to which such declared but unpaid dividends and Noncompliance Dividends shall be payable. No fractional shares shall be issued upon conversion of Preferred Stock into Common Stock or upon election to take shares of Common Stock in lieu of cash for declared but unpaid dividends and Noncompliance Dividends and no payment or adjustment at the time of such conversion or election shall be made by the Corporation on account of any previously-declared cash dividends on the Common Stock. In lieu of delivering any such fractional share of Common Stock, the Corporation shall pay an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Corporation.

                  6D. Adjustment of Price Upon Issuance of Common Stock. Except as provided in subparagraph 6E, if and whenever the Corporation shall issue or sell or is, in accordance with subparagraphs 6D(1) through 6D(8), deemed to have issued or sold any shares of Common Stock for a consideration per share less than the Conversion Price in effect for any of the Series A

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



Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock, the Series F Convertible Preferred Stock, the Series G Convertible Preferred Stock, the Series H Convertible Preferred Stock or the Series I Convertible Preferred Stock immediately prior to the time of such issue or sale (a "Dilutive Offering"), then in each such case, forthwith upon such issue or sale, such Conversion Price for the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock, the Series F Convertible Preferred Stock, the Series G Convertible Preferred Stock, the Series H Convertible Preferred Stock or the Series I Convertible Preferred Stock, as the case may be, shall be reduced to the price determined by dividing (i) an amount equal to the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issue or sale (including the number of shares of Common Stock issued or issuable upon conversion of the Preferred Stock) multiplied by the then existing Conversion Price for the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock, the Series F Convertible Preferred Stock, the Series G Convertible Preferred Stock, the Series H Convertible Preferred Stock or the Series I Convertible Preferred Stock, as the case may be, and (b) the consideration, if any, received by the Corporation upon such issue or sale, by (ii) the total number of shares of Common Stock outstanding immediately after such issue or sale (including the number of shares of Common Stock issued or issuable upon conversion of the Preferred Stock).

         Notwithstanding the foregoing, if the Corporation shall issue or sell or is, in accordance with subparagraphs 6D(1) through 6D(8), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Conversion Price for the Series C Convertible Preferred Stock in effect immediately prior to such sale, the Conversion Price in effect for the Series C Convertible Preferred Stock shall be reduced to equal the greater of $1.40 or such consideration per share, provided, that if such consideration per share is less than $1.40, the Conversion Price shall as a result of such issue or sale
(i) first be reduced to $1.40 in accordance with this sentence and (ii) thereafter be reduced as otherwise provided in this paragraph 6. For any later issues or sales of Common Stock below the applicable Conversion Price in effect for the Series C Convertible Preferred Stock, adjustments shall be made as otherwise provided in this paragraph 6.

         In addition, notwithstanding the foregoing, if the Corporation shall issue or sell or is, in accordance with

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



subparagraphs 6D(1) through 6D(8), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Conversion Price for the Series B Convertible Preferred Stock in effect immediately prior to such sale, the Conversion Price in effect for the Series B Convertible Preferred Stock shall be reduced to equal the greater of $1.00 or such consideration per share, provided, that if such consideration per share is less than $1.00, the Conversion Price shall as a result of such issue or sale (i) first be reduced to $1.00 in accordance with this sentence and (ii) thereafter be reduced as otherwise provided in this paragraph 6. For any later issues of sales of Common Stock below the applicable Conversion Price in effect for the Series B Convertible Preferred stock, adjustments shall be made as otherwise provided in this paragraph 6.

         Notwithstanding anything to the contrary set forth in paragraph 6 hereof, no adjustment shall be made to (i) the Conversion Price of the Series A Convertible Preferred Stock in the event that the Corporation shall issue or sell or is, in accordance with subparagraphs 6D(1) through 6D(8), deemed to have issued or sold any shares of Common Stock solely at a price per share equal to or greater than the Conversion Price for the Series A Convertible Preferred Stock, but less than the Conversion Price for the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock, the Series F Convertible Preferred Stock, the Series G Convertible Preferred Stock, the Series H Convertible Preferred Stock or the Series I Convertible Preferred Stock; (ii) the Conversion Price of the Series B Convertible Preferred Stock in the event that the Corporation shall issue or sell or is, in accordance with subparagraphs 6D(1) through 6D(8), deemed to have issued or sold any shares of Common Stock solely at a price per share equal to or greater than the Conversion Price for the Series B Convertible Preferred Stock, but less than the Conversion Price for the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock, the Series F Convertible Preferred Stock, the Series G Convertible Preferred Stock, the Series H Convertible Preferred Stock or the Series I Convertible Preferred Stock; (iii) the Conversion Price of the Series C Convertible Preferred Stock in the event that the Corporation shall issue or sell or is, in accordance with subparagraphs 6D(1) through 6D(8), deemed to have issued or sold any shares of Common Stock solely at a price per share equal to or greater than the Conversion Price for the Series C Convertible Preferred Stock, but less than the Conversion Price for the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock, the Series F Convertible Preferred Stock, the Series G Convertible Preferred Stock, the Series H Convertible Preferred Stock or the Series I Convertible Preferred Stock; (iv) the Conversion Price of the Series D Convertible Preferred Stock in the event that the

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



Corporation shall issue or sell or is, in accordance with subparagraphs 6D(1) through 6D(8), deemed to have issued or sold any shares of Common Stock solely at a price per share equal to or greater than the Conversion Price for the Series D Convertible Preferred Stock, but less than the Conversion Price for the Series E Convertible Preferred Stock, the Series F Convertible Preferred Stock, the Series G Convertible Preferred Stock, the Series H Convertible Preferred Stock or the Series I Convertible Preferred Stock; (v) the Conversion Price of the Series E Convertible Preferred Stock in the event that the Corporation shall issue or sell or is, in accordance with subparagraphs 6D(1) through 6D(8), deemed to have issued or sold any shares of Common Stock solely at a price per share equal to or greater than the Conversion Price of the Series E Convertible Preferred Stock, but less than the Conversion Price for the Series F Convertible Preferred Stock, the Series G Convertible Preferred Stock, the Series H Convertible Preferred Stock or the Series I Convertible Preferred Stock; (vi) the Conversion Price of the Series F Convertible Preferred Stock in the event that the Corporation shall issue or sell or is, in accordance with subparagraphs 6D(1) through 6D(8), deemed to have issued or sold any shares of Common Stock solely at a price per share equal to or greater than the Conversion Price of the Series F Convertible Preferred Stock, but less than the Conversion Price for the Series G Convertible Preferred Stock, the Series H Convertible Preferred Stock or the Series I Convertible Preferred Stock; (vii) the Conversion Price of the Series G Convertible Preferred Stock in the event that the Corporation shall issue or sell or is, in accordance with subparagraphs 6D(1) through 6D(8), deemed to have issued or sold any shares of Common Stock solely at a price per share equal to or greater than the Conversion Price of the Series G Convertible Preferred Stock, but less than the Conversion Price for the Series H Convertible Preferred Stock or the Series I Convertible Preferred Stock; (viii) the Conversion Price of the Series H Convertible Preferred Stock in the event that the Corporation shall issue or sell or is, in accordance with subparagraphs 6D(1) through 6D(8), deemed to have issued or sold any shares of Common Stock solely at a price per share equal to or greater than the Conversion Price of the Series H Convertible Preferred Stock, but less than the Conversion Price for the Series I Convertible Preferred Stock; or (ix) the Conversion Price of the Series I Convertible Preferred Stock in the event that the Corporation shall issue or sell or is, in accordance with subparagraphs 6D(1) through 6D(8), deemed to have issued or sold any shares of Common Stock solely at a price per share equal to or greater than the Conversion Price of the Series I Convertible Preferred Stock.

         For purposes of this subparagraph 6D, the following subparagraphs 6D(1) to 6D(8) shall also be applicable:

                  6D(1) Issuance of Rights or Options. In case at any time the Corporation shall in any manner grant (whether directly

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



or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being called "Convertible Securities"), whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Conversion Price of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock, the Series F Convertible Preferred Stock, the Series G Convertible Preferred Stock, the Series H Convertible Preferred Stock or the Series I Convertible Preferred Stock, or all nine, as the case may be, in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph 6D(3), no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

                  6D(2) Issuance of Convertible Securities. In case the Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total

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



amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Conversion Price of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock, the Series F Convertible Preferred Stock, the Series G Convertible Preferred Stock, the Series H Convertible Preferred Stock or the Series I Convertible Preferred Stock, or all nine, as the case may be, in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding as of such date, provided that (a) except as otherwise provided in subparagraph 6D(3), no adjustment of the Conversion Price of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock, the Series F Convertible Preferred Stock, the Series G Convertible Preferred Stock, the Series H Convertible Preferred Stock or the Series I Convertible Preferred Stock, or all nine, as the case may be, shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Conversion Price of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock, the Series F Convertible Preferred Stock, the Series G Convertible Preferred Stock, the Series H Convertible Preferred Stock or the Series I Convertible Preferred Stock, or all nine, as the case may be, have been or are to be made pursuant to other provisions of this subparagraph 6D, no further adjustment of the Conversion Price of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock, the Series F Convertible Preferred Stock, the Series G Convertible Preferred Stock, the Series H Convertible Preferred Stock or the Series I Convertible Preferred Stock, or all nine, as the case may be, shall be made by reason of such issue or sale.

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



                  6D(3) Change in Option Price or Conversion Rate. Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subparagraph 6D(1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph 6D(1) or 6D(2), or the rate at which Convertible Securities referred to in subparagraph 6D(1) or 6D(2) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Conversion Price of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock, the Series F Convertible Preferred Stock, the Series G Convertible Preferred Stock, the Series H Convertible Preferred Stock or the Series I Convertible Preferred Stock, or all nine, as the case may be, in effect at the time of such event shall forthwith be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold, but only if as a result of such adjustment the Conversion Price then in effect hereunder is thereby reduced; and on the expiration of any such Option or the termination of any such right to convert or exchange such Convertible Securities, the Conversion Price then in effect hereunder shall forthwith be increased to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

                  6D(4) Stock Dividends. In case the Corporation shall declare a dividend or make any other distribution upon any stock of the Corporation payable in Common Stock (except for dividends or distributions upon the Common Stock), Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

                  6D(5) Consideration for Stock. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall

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



be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

                  6D(6) Record Date. In case the Corporation shall set a record date for the determination of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  6D(7) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purpose of this subparagraph 6D.

                  6D(8) Adjustments for Failure of Participation. Notwithstanding anything contained in this subparagraph 6D to the contrary, the rights of any holder of Preferred Stock to the benefits of this subparagraph 6D shall be subject to the limitations contained in this subparagraph 6D(8) if such holder has failed to participate in any offering which is a Dilutive Offering with respect to such holder's shares by acquiring in such Dilutive Offering such number of shares as shall equal the product of the number of shares actually offered in the Dilutive Offering to all holders of Preferred Stock, as determined by the Board of Directors, multiplied by a fraction: (a) the numerator of which is the number of shares of Preferred Stock with respect to which the offering is a Dilutive Offering as is held by such holder at the time of such Dilutive Offering and (b) the denominator of which is the total number of shares of the Preferred Stock then outstanding with respect to which the offering is a Dilutive Offering (the "Pro Rata Share"). Solely for purposes of this subparagraph 6D(8), shares purchased by an affiliate or affiliates of a holder of Preferred Stock in a Dilutive Offering (other than an affiliate who held Preferred Stock prior to such Dilutive Offering, except to the extent that such affiliate has exceeded its Pro Rata Share and has not otherwise directed that such excess be counted towards the Pro Rata Share of another affiliate) shall be deemed to have been purchased by such holder. As used in this subparagraph, the term affiliate of a holder shall mean a person who directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with, such holder. If any holder of Preferred Stock shall fail to purchase its Pro Rata Share of any such Dilutive Offering in accordance with this subparagraph 6D(8), then such holders rights under this subparagraph 6D shall terminate and shall no longer be of any force and effect as to the shares of Preferred Stock with respect to which the offering was a Dilutive Offering; provided, however, that no holder of shares of Preferred Stock shall be required to participate to the extent of all or any part of such holder's Pro Rata Share of a Dilutive Offering if and to the extent such participation would violate any statute, rule or regulation, or order of any court or governmental agency applicable to such holder and such holder furnishes to the Corporation a certificate, signed by an executive officer or general partner of such holder, as the case may be, and an opinion of counsel, each to such effect. The Corporation, the Board of Directors and the holders of the Preferred Stock shall take all necessary actions to designate a new series of Preferred Stock on any occasion that any holder of Preferred Stock shall fail to purchase its Pro Rata Share of any Dilutive Offering. The Corporation shall, 30 days prior to any issuance of its securities pursuant to a Dilutive Offering, give each holder of Preferred Stock written notice of the holder's right to participate in such Dilutive Offering. If, after the Corporation has given such notice, a Dilutive Offering occurs and a holder of Preferred Stock fails to purchase its Pro Rata Share of the Dilutive Offering, shares of such holder's Preferred Stock with respect to which the offering is a Dilutive Offering shall be immediately and automatically converted into shares of a newly-created series of Preferred Stock (the "New Preferred Stock"); provided that the terms of any series of New Preferred Stock shall be identical in all respects to the terms of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock, the Series F Convertible Preferred Stock, the Series G Convertible Preferred Stock, the Series H Convertible Preferred Stock or the Series I Convertible Preferred Stock, as the case may be, except that (i) the Conversion Price of the New Preferred Stock shall be the Conversion Price in effect for the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock, the Series F Convertible Preferred Stock, the Series G Convertible Preferred Stock, the Series H Convertible Preferred Stock or the Series I Convertible Preferred Stock, as the case may be, immediately prior to such Dilutive offering and (ii) any holder of shares of the such New Preferred

Stock shall not be entitled to receive the benefits of any adjustments to the Conversion Price pursuant to this subparagraph 6D with respect to any future Dilutive Offering by the Corporation. Except as otherwise required by law, all series of New Preferred Stock shall vote together as a single series with the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock, the Series F Convertible Preferred Stock, the Series G Convertible Preferred Stock, the Series H Convertible Preferred Stock or the Series I Convertible Preferred Stock, as the case may be, relating thereto, on all matters submitted to the stockholders for a vote or a written consent, including, but not limited to, the election for a majority of directors of the Corporation by the Preferred Stock pursuant to subparagraph 2C. For the purposes of paragraphs 3, 4, 5, 6A, 6B, 6C, 6E, 6F, 6G, 6I, 6J, 6K, 6L, 6M, 6N, 6O, 6P, 7 and 8, the terms "Preferred Stock," "Series A Convertible Preferred Stock," "Series B Convertible Preferred Stock," "Series C Convertible Preferred Stock," "Series D Convertible Preferred Stock," "Series E Convertible Preferred Stock," "Series F Convertible Preferred Stock," "Series G Convertible Preferred Stock," "Series H Convertible Preferred Stock" and "Series I Convertible Preferred Stock" shall include any series of New Preferred Stock relating thereto issued by the Corporation pursuant to this subparagraph 6D(8).

                  6E. Certain Issues of Common Stock Excepted. Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Conversion Prices in the case of the issuance of (i) up to an aggregate of 4,866,000 shares (appropriately adjusted to reflect the occurrence of any event described in subparagraph 6F) of Common Stock or options or warrants to purchase Common Stock to directors, officers or employees of, or other providers of service to, the Corporation in connection with their service as directors, officers or employees of, or providers of services to the Corporation, which number of shares shall include any shares issued prior to the issuance of any shares of Preferred Stock (the "Reserved Employee Shares"); (ii) any shares of Common Stock or other securities upon conversion of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock, the Series F Convertible Preferred Stock, the Series G Convertible Preferred Stock, the Series H Convertible Preferred Stock or the Series I Convertible Preferred Stock; (iii) any shares of New Preferred Stock in accordance with subparagraph 6D(8); (iv) any shares of Preferred Stock issuable upon exercise of outstanding warrants to purchase Preferred Stock; or (v) any securities issued in connection with equipment lease transactions undertaken in the ordinary course of the Corporation's business and approved by a majority of the members of the Board of Directors designated by the holders of Preferred Stock under the Stockholders' Agreement.

                  6F. Subdivision or Combination of Common Stock. In case the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price of the Preferred Stock in effect immediately prior to such subdivision shall be proportionately reduced and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Conversion Price of the Preferred Stock in effect immediately prior to such combination shall be proportionately increased.

                  6G. Reorganization or Reclassification. If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place and, in any such case, appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

                  6H. Adjustment of Provisions. If the Corporation grants to the holders of any class or series of stock of the Corporation any rights relating to the adjustment of the Conversion Price of such class or series of stock upon a Dilutive Offering or otherwise, which rights shall be more favorable to the holders of such class or series of stock than the comparable rights in this paragraph 6 are to the holders of the Preferred Stock, or which rights shall grant to the holders of such class or series of stock rights not granted to the holders of Preferred Stock pursuant to the Certificate of Incorporation of the Corporation, then such more favorable rights shall be deemed to also apply to all holders of Preferred Stock.

                  6I. Notice of Adjustment. Upon any adjustment of the Conversion Price, then and in each such case the Corporation shall give written notice thereof, by first class mail, postage prepaid, by recorded delivery service or by telex to non-U.S. residents, addressed to each holder of shares of Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

                  6J. Other Notices. In case at any time:

                  (1) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

                  (2) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights);

                  (3) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into, or a sale of all or substantially all its assets to, another entity or entities; or

                  (4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, by recorded delivery service or by telex to non-U.S. residents, addressed to each holder of any shares of Preferred Stock at the address of such holder as shown on the books of the Corporation (a) at least 20 days prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 20 days prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause and (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

                  6K. Stock to be Reserved. The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purposes of issuance upon the conversion of Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to ensure that the par value per share of the Common Stock is at all times equal to or less than the Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to ensure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation or of any requirement of any national securities exchange or quotation system upon which the Common Stock may be listed. The Corporation will not take any action which results in any adjustment of the Conversion Price if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Certificate of Incorporation.

                  6L. No Reissuance of Preferred Stock. Shares of Preferred Stock which are converted into shares of Common Stock as provided herein shall be cancelled and shall not be reissued.

                  6M. Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Preferred Stock which is being converted.

                  6N. Closing of Books. The Corporation will at no time close its transfer books against the transfer of any Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Preferred Stock in any manner which interferes with the timely conversion of such Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

                  6O. Definition of Common Stock. As used in this paragraph 6, the term "Common Stock" shall mean and include the Corporation's authorized Common Stock, par value $.001 per share, as constituted on the date of filing of these terms of the Preferred Stock and also shall include any capital stock of any class of the Corporation thereafter authorized which shall neither be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends nor entitled to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument or, in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in subparagraph 6G.

         7. Noncompliance.

                  7A. Remedies. Immediately upon the occurrence of any Noncompliance Event, as defined below, the holders of the Preferred Stock will have the following rights, in addition to all other rights set forth in the Certificate of Incorporation, in any agreement between such holders and the Corporation, or as otherwise provided by law:

                  (1) A cumulative dividend (the "Noncompliance Dividend") shall accrue on a daily basis on all outstanding shares of Preferred Stock to which the Noncompliance Event applies as set forth in subparagraph 7B, so long as the Corporation is a noncompliance (as defined below), which such dividend shall be in addition to the accruing dividends described in subparagraph 3B. Such dividend shall accrue at the annual rate of $.10 per share in the case of Series A Convertible Preferred Stock, $.14 per share in the case of Series B Convertible Preferred Stock, $.175 per share in the case of Series C Convertible Preferred Stock, $.225 per share in the case of Series D Convertible Preferred Stock, $.30 per share in the case of Series E Convertible Referred Stock, $.35 per share in the case of Series F Convertible Preferred Stock, $.40 per share in the case of Series G Convertible Preferred Stock, $.50 per share in the case of Series H Convertible Preferred Stock and $.70 per share in the case of Series I Convertible Preferred Stock for the first 30 days that the Corporation is in noncompliance, which rate shall increase by $.01 for each successive 30-day period that the Corporation remains in noncompliance, up to a maximum annual rate of $.16 per share in the case of Series A Convertible Preferred Stock, $.22 per share in the case of Series B Convertible Preferred Stock, $.28 per share in the case of Series C Convertible Preferred Stock, $.36 per share in the case of Series D Convertible Preferred Stock, $.48 per share in the case of Series E Convertible Preferred Stock, $.56 per share in the case of Series F Convertible Preferred Stock, $.64 per share in the case of Series G

Convertible Preferred Stock, $.80 per share in the case of Series H Convertible Preferred Stock and $1.12 per share in the case of Series I Convertible Preferred Stock. Each holder of Preferred Stock to whom any such dividend is payable may elect to have such dividend paid by the Corporation in cash or in shares of Common Stock of the Corporation, as provided in subparagraph 6C.

                  (2) As provided in subparagraph 2C, the holders of Preferred Stock, voting as a single class, shall have the right to elect a majority of the directors of the Corporation.

                  7B. Noncompliance Event. For the purposes of this Certificate of Incorporation, a "Noncompliance Event" shall be defined as any one or more of the following events:

                  (1) The Corporation has materially breached any one or more of the provisions of (i) the Series A Convertible Preferred Stock Purchase Agreement dated December 22, 1988 as then in effect (the "Series A Stock Purchase Agreement") or Article V of the Series D Convertible Preferred Stock Purchase Agreement dated March 12, 1992 (the "Series D Stock Purchase Agreement") as then in effect with respect to the Series A Convertible Preferred Stock, (ii) the Series B Convertible Preferred Stock Purchase Agreement dated June 29, 1990 as then in effect (the "Series B Stock Purchase Agreement") or
Article V of the Series D Stock Purchase Agreement as then in effect with respect to the Series B Convertible Preferred Stock, (iii) the Series C Convertible Preferred Stock Purchase Agreement dated July 29, 1991 as then in effect (the "Series C Stock Purchase Agreement") or Article V of the Series D Stock Purchase Agreement as then in effect with respect to the Series C Convertible Preferred Stock, (iv) the Series D Stock Purchase Agreement as then in effect, (v) the Series E and Series F Stock Purchase Agreement, (vi) the Series G and Series H Convertible Preferred Stock Purchase Agreement dated May 14, 1993 as then in effect (the "Series G and Series H Stock Purchase Agreement") or Article V of the Series I Stock Purchase Agreement as then in effect with respect to the Series G Convertible Preferred Stock and the Series H Convertible Preferred Stock, (vii) the Series I Stock Purchase Agreement (the Series A Stock Purchase Agreement, the Series B Stock Purchase Agreement, the Series C Stock Purchase Agreement, the Series D Stock Purchase Agreement, the Series E and Series F Stock Purchase Agreement, the Series G and Series H Stock Purchase Agreement and the Series I Stock Purchase Agreement to be referred to collectively herein as the "Stock Purchase Agreements") or (viii) the Amended and Restated Registration Rights Agreement, as amended, the Redemption Agreement, the Stockholders' Agreement and the IBM Stockholders' Agreement executed in connection with the Stock Purchase Agreements (collectively, the "Ancillary Agreements") with respect to the shares of Preferred Stock to which such Ancillary Agreements may apply, in each case as such Ancillary Agreements shall have been amended, and such breach has continued for 30 days following receipt by the Corporation of written notice of said breach given by the holders of at least two-thirds of the outstanding shares of Preferred Stock with respect to which such covenant or provisions applies;

                  (2) Any of the Corporation's representations and/or warranties set forth in the Series A Stock Purchase Agreement with respect to the Series A Convertible Preferred Stock, the Series B Stock Purchase Agreement with respect to the Series B Convertible Preferred Stock, the Series C Stock Purchase Agreement with respect to the Series C Convertible Preferred Stock, the Series D Stock Purchase Agreement with respect to the Series D Convertible Preferred Stock, the Series E and Series F Stock Purchase Agreement with respect to the Series E Convertible Preferred Stock and the Series F Convertible Preferred Stock, the Series G and Series H Stock Purchase Agreement with respect to the Series G Convertible Preferred Stock and the Series H Convertible Preferred Stock, the Series I Convertible Preferred Stock Purchase Agreement with respect to the Series I Convertible Preferred Stock or in any one or more of the Ancillary Agreements with respect to the shares of Preferred Stock to which such Ancillary Agreement may apply, was not substantially true as of the date of closing for such Stock Purchase Agreement or Ancillary Agreement and the Corporation has received written notice of such fact from the holders of at least two-thirds of the outstanding shares of Preferred Stock with respect to which such representation and/or warranty applies;

                  (3) The Corporation has failed to make payment(s) when due for any dividends, interest and/or mandatory redemption of any securities, where such payment(s) aggregate over $200,000 and such failure to pay has continued for 30 days following receipt by the Corporation of written notice of said failure to pay from the holders of at least two-thirds of the outstanding shares of Preferred Stock;

                  (4) The Corporation has been in material default of payment on any debt agreement under which the Corporation is obligated to pay at least $200,000 in principal (including any acceleration thereof) and accrued interest at the time of such default, and such default has continued for 30 days following receipt by the Corporation of written notice of said default given by the holders of at least two-thirds of the outstanding shares of Preferred Stock; or

                  (5) The Corporation has filed for bankruptcy, made an assignment for the benefit of creditors, materially compromised its debt with a material creditor of the Corporation or suffered acceleration of a material debt instrument and the Corporation has received written notice of same from the holders of at least two-thirds of the outstanding shares of Preferred Stock.

Once a Noncompliance Event has occurred, the Corporation shall give prompt notice thereof to each holder of Preferred Stock, and shall be deemed "in noncompliance" until such time as the President or Chief Financial Officer of the Corporation shall have certified and delivered by hand or by first class mail, postage prepaid, by the recorded delivery service or by telex to non-U.S. residents, addressed to each holder of Preferred Stock at the address of such holder as shown on the books of the Corporation, notice that the condition underlying such Noncompliance Event is cured.

         8. Amendments. No provision of these terms of the Preferred Stock may be amended, modified or waived without the written consent or affirmative vote of the holders of at least two-thirds of the then-outstanding shares of Preferred Stock voting as a single class.

         SECOND: Written consent to the adoption of the foregoing amendment of the Restated Certificate of Incorporation of the Corporation has been given in accordance with the provisions of Section 228 of the Delaware General Corporation Law and written notice of the adoption of said amendment without a meeting by less than unanimous written consent has been given to those stockholders who have not consented in writing as provided in said Section 228.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, Object Design, Inc. has caused this certificate to be signed by its President and attested by its Secretary this 17th day of March, 1994.

                                                 Object Design, Inc.


                                                 By:___________________________
                                                    Its President

ATTEST

By:________________________________
   Its Secretary

                                                                     EXHIBIT 3.1

                            CERTIFICATE OF AMENDMENT

                                       OF

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                               OBJECT DESIGN, INC.

         Object Design, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the General
Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of the Corporation at a meeting of the Directors duly adopted resolutions proposing and declaring it advisable that the Restated Certificate of Incorporation be amended, and that such amendment be submitted to the stockholders of the Corporation for their consideration, as follows:

                  RESOLVED:         That the Board of Directors deems it
                                    advisable and in the best interests of the Corporation that the Restated Certificate of Incorporation of the Corporation, as amended
                                    , be, and it hereby is, further amended to delete the number 4,866,000 in the fourth line of Paragraph 6E of Article Fourth and to insert the number 6,916,000 in its place and stead.

                  RESOLVED:         That a Certificate of Amendment of Restated
                                    Certificate of Incorporation (the "Amended
                                    Certificate of Incorporation") to effectuate the foregoing resolution be submitted to the stockholders for their consideration.

                  RESOLVED:         That, following the stockholders' approval
                                    of the Amended Certificate of Incorporation as required by law, the officers of this Corporation be, and they hereby are, and each of them acting singly hereby is, authorized (a) to execute and file with the Secretary of State of Delaware the Amended
                                    Certificate of Incorporation setting forth said amendment in the form approved by the stockholders and (b) to take any and all other actions necessary, desirable or convenient to give effect to said amendment or otherwise to carry out the purposes of the foregoing Resolutions.

         SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware, and written notice has been given as provided in Section 228 of the General Corporation Law of the State of Delaware to every stockholder entitled to such notice.

         THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, Object Design, Inc., a Delaware corporation, has caused this Certificate to be signed by its President and attested by its Secretary this day of August, 1995.

                                       OBJECT DESIGN, INC.

                                       By:____________________________

                                          President

ATTEST:

By:___________________________
   John D. Patterson, Jr.
   Secretary

                                                                     EXHIBIT 3.1


                            CERTIFICATE OF AMENDMENT

                                       OF

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                               OBJECT DESIGN, INC.

         Object Design, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

         FIRST: That the following amendment to the Restated Certificate of Incorporation of Object Design, Inc. (the "Corporation") has been duly adopted in accordance with the provisions of Section 242 and Section 228 of the Delaware General Corporation Law:

         That the Restated Certificate of Incorporation of the Corporation be further amended by deleting the old Article Fourth and inserting a new Article Fourth in its stead which shall be and read as follows in its entirety:

         "Fourth: The total number of shares of capital stock which the Corporation shall have the authority to issue shall be 30,166,667 common shares, having a par value of $.001 per share, amounting to an aggregate par value of $30,166.67 and 19,004,188 shares of Preferred Stock having a par value of $.01 per share amounting to an aggregate par value of $190,041.88.

         The voting power, preferences and relative participating, optional or other special rights and the qualifications, limitations or restrictions of the Preferred Stock are set forth as follows:

         1. Number of Shares. 2,750,000 shares of the Preferred Stock shall be designated and known as "Series A Convertible Preferred Stock," 4,575,715 shares of the Preferred Stock shall be designated and known as "Series B Convertible Preferred

Stock," 2,857,143 shares of the Preferred Stock shall be designated and known as "Series C Convertible Preferred Stock," 1,111,111 shares of Preferred Stock shall be designated and known as "Series D Convertible Preferred Stock," 2,601,877 shares of Preferred Stock shall be designated and known as "Series E Convertible Preferred Stock," 1,148,818 shares of Preferred Stock shall be designated and known as "Series F Convertible Preferred Stock," 250,000 shares of Preferred Stock shall be designated and known as "Series G Convertible Preferred Stock," 400,000 shares of Preferred Stock shall be designated and known as "Series H Convertible Preferred Stock," 1,142,857 shares of Preferred Stock shall be designated and know as "Series I Convertible Preferred Stock" and 2,166,667 shares of Preferred Stock shall be designated and know as "Series J Convertible Preferred Stock." Unless otherwise specifically designated, the term "Junior Preferred Stock" refers collectively to Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock, Series E Convertible Preferred Stock, Series F Convertible Preferred Stock, Series G Convertible Preferred Stock, Series H Convertible Preferred Stock and Series I Convertible Preferred Stock. Unless otherwise specifically designated, the term "Preferred Stock" refers collectively to Junior Preferred Stock and Series J Convertible Preferred Stock.

         2. Voting.

                  2A. General. Except as may be otherwise provided in these terms of the Preferred Stock or by law, the Preferred Stock shall vote together with the Common Stock as a single class on all actions to be taken by the stockholders of the Corporation. Each share of Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each share of Preferred Stock is then convertible.

         With respect to all questions as to which, under law, stockholders are entitled to vote by classes, the holders of Preferred Stock shall vote together as a single class separately from the holders of Common Stock. With respect to all questions as to which, under law, stockholders are required to vote by series, the holders of Series A Convertible Preferred Stock shall vote separately as a single series, the holders of Series B Convertible Preferred Stock shall vote separately as a single series, the holders of Series C Convertible Preferred Stock shall vote separately as a single series, the holders of Series D Convertible Preferred Stock shall vote separately as a single series, the holders of Series E Convertible Preferred Stock shall vote separately as a single series, the holders of Series F Convertible Preferred Stock shall vote separately as a single series, the holders of Series G Convertible Preferred Stock shall vote separately as a single series, the holders of Series H Convertible Preferred Stock shall vote separately as a single series, the holders of Series I Convertible Preferred Stock shall vote separately as a single series and the holders of Series J Convertible Preferred Stock shall vote separately as a single series.

                  2B. Board Size. The Corporation shall not, without the written consent or affirmative vote of the holders of at least two-thirds of the then outstanding shares of Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class, change the number of directors constituting the Board of Directors to a number other than nine, except that the Corporation may increase or decrease the number of directors constituting the Board of Directors with the vote of a majority of the members of the Board of Directors designated by the holders of Preferred Stock pursuant to the Sixth Amended and Restated Stockholders' Agreement dated February 13, 1996 by and among the Corporation and the parties thereto, as may be amended or restated from time to time (the "Stockholders' Agreement").

                  2C. Board Seats. The holders of the Preferred Stock shall be entitled to vote together with the Common Stock as a single class for the election of each of the directors of the Corporation. Notwithstanding the foregoing or anything else to the contrary provided in the Certificate of Incorporation, upon the occurrence of any Noncompliance Event (as such term is defined in subparagraph 7B) and continuing for so long as the Corporation remains in noncompliance (as defined in subparagraph 7B), the holders of the Preferred Stock, voting as a separate class, shall be entitled to elect a majority of the directors of the Corporation, with the remaining directors of the Corporation to be elected as set forth in the first sentence of this subparagraph 2C. A vacancy in any directorship elected by the holders of the Preferred Stock, voting as a separate class, shall be filled only by vote or written consent of the holders of the Preferred Stock, and a vacancy in any directorship elected jointly by the holders of the Preferred Stock and all other classes and series of stock of the Corporation, voting together as a single class, shall be filled only by vote or written consent of the Preferred Stock and all other classes and series of stock of the Corporation, as provided above. At any meeting (or in a written consent in lieu thereof) held for the purpose of electing directors, the presence in person or by proxy (or the written consent) of the holders of a majority of the shares of Preferred Stock then outstanding shall constitute a quorum of the Preferred Stock for the election of directors to be elected solely by the holders of the Preferred Stock.

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



         3. Dividends.

                  3A. General. The holders of the Preferred Stock shall be entitled to receive, as and when declared by the Board of Directors out of funds legally available therefor, dividends at the same rate as dividends (other than dividends paid in additional shares of Common Stock) are paid with respect to the Common Stock (treating each share of Preferred Stock as being equal to the number of shares of Common Stock (including fractions of a share) into which each share of Preferred Stock is then convertible). In addition, the holders of the Preferred Stock may from time to time be entitled, pursuant to the terms of subparagraph 3B below, to certain cumulative dividends, and pursuant to the terms of paragraph 7 below, to certain "Noncompliance Dividends," as that term is defined in subparagraph 7A, as well as to any other dividends declared by the Board of Directors on the outstanding shares of Preferred Stock out of funds legally available therefor. All dividends on Preferred Stock shall be paid on a pro-rata basis (except such Noncompliance Dividends as are payable solely on Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock, Series E Convertible Preferred Stock, Series F Convertible Preferred Stock, Series G Convertible Preferred Stock, Series H Convertible Preferred Stock, Series I Convertible Preferred Stock or Series J Convertible Preferred Stock, as the case may be, pursuant to subparagraph 7A).

                  3B. Accruing Dividends. In each year commencing on: (1) July 25, 1991, the holders of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and Series C Convertible Preferred Stock shall be entitled to receive out of funds legally available therefor, as and when declared by the Board of Directors, dividends at the rate of $.10 per share in the case of Series A Convertible Preferred Stock, $.14 per share in the case of Series B Convertible Preferred Stock and $.175 per share in the case of Series C Convertible Preferred Stock; (2) March 11, 1992, the holders of Series D Convertible Preferred Stock shall be entitled to receive out of funds legally available therefor, as and when declared by the Board of Directors, dividends at the rate of $.225 per share; (3) April 12, 1993, the holders of Series E Convertible Preferred Stock and the holders of Series F Convertible Preferred Stock shall be entitled to receive out of funds legally available therefor, as and when declared by the Board of Directors, dividends at the rate of $.30 per share in the case of Series E Convertible Preferred Stock and $.35 per share in the case of Series F Convertible Preferred Stock; (4) May 14, 1993, the holders of Series G Convertible Preferred Stock and the holders of Series H Convertible Preferred Stock shall be entitled to receive out of funds legally available therefor, as and when declared by the Board of Directors, dividends at the rate of $.40 per share in the case of Series G

Convertible Preferred Stock and $.50 per share in the case of Series H Convertible Preferred Stock; (5) March 31, 1994, the holders of Series I Convertible Preferred Stock shall be entitled to receive out of funds legally available therefor, as and when declared by the Board of Directors, dividends at the rate of $.70 per share; and (6) February 13, 1996, the holders of Series J Convertible Preferred Stock shall be entitled to receive out of funds legally available therefor, as and when declared by the Board of Directors, dividends at the rate of $.30 per share (each such price subject to equitable adjustment in the event of any stock dividend, stock split, combination, reclassification or other similar event), compounded at the rate of 10% per share per annum. Such dividends shall accrue from day to day, whether or not earned or declared, and shall be cumulative; provided, however, that except as provided in paragraph 4 hereto and under the terms of a Eighth Amended and Restated Preferred Stock Redemption Agreement dated February 13, 1996 (the "Redemption Agreement"), the Corporation shall be under no obligation to pay such accruing dividends unless so declared by the Board of Directors; and provided, further that the Corporation's obligation to pay such accruing dividends upon liquidation, pursuant to the terms of the Redemption Agreement or otherwise shall commence at the end of the first year in which the Corporation has positive retained earnings.

                  3C. Restrictions. Unless all accrued but unpaid dividends on each series of Preferred Stock shall have been paid or shall have been declared and a sum sufficient for the payment thereof set apart, (i) no dividend shall be paid or declared, and no distribution shall be made, on any Common Stock, other than a dividend or other distribution payable solely in the form of additional shares of Common Stock, and (ii) no shares of Common Stock shall be purchased, redeemed or acquired by the Corporation and no amounts shall be paid for the purchase, redemption or acquisition thereof. Anything herein to the contrary notwithstanding, the restrictions set forth in this Paragraph 3C shall not apply to (i) the repurchase of shares of Common Stock from former employees, officers, directors or other providers of services to the Corporation who acquired such shares directly from the Corporation, if each such purchase is made pursuant to contractual rights held by the Corporation relating to the termination of employment or services of such former employees, officers, directors or other providers of services to the Corporation and the purchase price does not exceed the original purchase price paid by such person to the Corporation for such shares; (ii) repurchase of shares of Common Stock pursuant to the Stockholders' Agreement, the Series E and Series F Stock Purchase Agreement (as hereafter defined) and the IBM Stockholders' Agreement (as hereafter defined); and (iii) repurchase of shares of Common Stock pursuant to right of first refusal agreements executed in connection with options granted under the Corporation's 1989 Incentive and Non-Qualified Stock Option Plan, as amended (the "1989 Plan") or the Corporation's 1995 Non-Qualified Stock Option Plan, as amended (the "1995 Plan").

         4. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary:

                  4A. The holders of the Series J Convertible Preferred Stock shall first be entitled, before any distribution or payment is made upon any stock ranking on liquidation, dissolution or winding up, junior to the Series J Convertible Preferred Stock, including the Junior Preferred Stock and the Common Stock, to be paid, out of assets legally available therefor, an amount equal to the greater of:

                  (i) $9.00 per share plus all accrued and unpaid dividends thereon, whether or not earned or declared (including all accrued and unpaid Noncompliance Dividends, if any,) computed to the date payment thereof is made available; or

                  (ii) such amount per share of Series J Convertible Preferred Stock as would have been payable had each such share been converted to Common Stock immediately prior to such event of liquidation, dissolution or winding up pursuant to the provisions of paragraph 6 hereof.

                  4B. The holders of the Junior Preferred Stock shall next be entitled, before any distribution or payment is made upon any stock ranking on liquidation, dissolution or winding up, junior to the Junior Preferred Stock, including the Common Stock, to be paid, out of assets legally available therefor, an amount equal to the greater of:

                  (i) $1.00 per share in the case of the Series A Convertible Preferred Stock, $1.40 per share in the case of the Series B Convertible Preferred Stock, $1.75 per share in the case of the Series C Convertible Preferred Stock, $2.25 per share in the case of Series D Convertible Preferred Stock, $3.00 per share in the case of Series E Convertible Preferred Stock, $3.50 per share in the case of Series F Convertible Preferred Stock, $4.00 per share in the case of Series G Convertible Preferred Stock, $5.00 per share in the case of Series H Convertible Preferred Stock and $7.00 per share in the case of Series I Convertible Preferred Stock plus, in each case, all accrued and unpaid dividends thereon, whether or not earned or declared (including all accrued and unpaid Noncompliance Dividends, if any,) computed to the date payment thereof is made available; or

                  (ii) such amount per share of Preferred Stock as would have been payable had each such share been converted to Common Stock immediately prior to such event of liquidation,

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



         dissolution or winding up pursuant to the provisions of paragraph 6 hereof.

                  4C. The amount payable with respect to one share of Preferred Stock under paragraph 4A or 4B, as the case may be, shall sometimes be referred to as the "Liquidation Preference Payment" and with respect to all shares of Preferred Stock shall sometimes be referred to as the "Liquidation Preference Payments." Upon payment in full of the Liquidation Preference Payments, the remainder of assets legally available for distribution upon the liquidation, dissolution or winding up of the Corporation shall be distributed ratably among the holders of Common Stock according to the number of shares of Common Stock held by them. If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Preferred Stock shall be insufficient to permit payment in full to the holders of Preferred Stock of the Liquidation Preference Payments, then the entire assets of the Corporation to be so distributed shall be distributed first to the holders of Series J Convertible Preferred Stock until payment in full to the holders of Series J Convertible Preferred Stock of the Liquidation Preference Payments is made, with the remainder of such assets to be distributed ratably among the holders of Junior Preferred Stock according to the respective amounts which would be payable on or with respect to the shares of Junior Preferred Stock held by them upon such distribution if all amounts payable on or with respect to said shares were paid in full. If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Preferred Stock shall be insufficient to permit payment in full to the holders of Series J Convertible Preferred Stock of the Liquidation Preference Payments, then the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of Series J Convertible Preferred Stock according to the respective amounts which would be payable on or with respect to the shares of Series J Convertible Preferred Stock held by them upon such distribution if all amounts payable on or with respect to said shares were paid in full. Written notice of such liquidation, dissolution or winding up, stating a payment date, the place where said payments shall be made, the aggregate amount to be paid to each holder of Preferred Stock, and the alternate amount which would be paid to each such holder if all outstanding shares of Preferred Stock were to be converted into shares of Common Stock prior to the payment date, shall be given by mail, postage prepaid, by recorded delivery service or by telex to non-U.S. residents, not less than 20 days prior to the payment date stated therein, to the holders of the record of Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation. The consolidation or merger of the Corporation into or with any other entity or entities which results in the exchange of outstanding securities of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by any such entity or entities or affiliate thereof, and the sale or transfer by the Corporation of all or substantially all its assets, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of the provisions of this paragraph 4, unless the holders of all outstanding shares of the Corporation's voting stock immediately prior to such transaction or series of transactions hold, immediately following the consummation of such transaction or series of transactions, more than two-thirds of the voting stock of such entity or entities or affiliate thereof, or of the transferee of the assets of the Corporation, as the case may be, provided, however, that each holder of Preferred Stock shall have the right to elect to receive the benefits of the provisions of subparagraph 6G hereof in lieu of receiving payment in liquidation, dissolution or winding up of the Corporation pursuant to this paragraph 4. For purposes hereof, the Common Stock shall rank on liquidation, dissolution or winding up of the Corporation, junior to the Junior Preferred Stock, and the Common Stock and the Junior Preferred Stock shall rank on liquidation, dissolution or winding up of the Corporation, junior to the Series J Convertible Preferred Stock.

         5. Restrictions. At any time when shares of Preferred Stock are outstanding, except as otherwise required by law or by the Certificate of Incorporation, without the written consent or affirmative vote of the holders of at least two-thirds of the then outstanding shares of Preferred Stock, consenting or voting (as the case may be) separately as one class, the Corporation will not:

                  5A. Create or authorize the creation of any additional class or series of shares of stock, or reclassify the shares of any existing class or series of stock, unless the same ranks junior to the Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or increase the authorized amount of the Preferred Stock or increase the authorized amount of any additional class or series of shares of stock unless the same ranks junior to the Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation and as to the payment of dividends, or create or authorize any obligation or security convertible into shares of Preferred Stock or into shares of any other class or series of stock unless the same ranks junior to the Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation and as to the payment of dividends, whether any such creation, authorization or increase shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise;

                  5B. Consent to any liquidation, dissolution or winding up of the Corporation or consolidate or merger into or with any other entity or entities, or sell or transfer all or substantially all its assets, unless the holders of the outstanding shares of the Corporation's voting stock immediately prior to such transaction hold, immediately following the consummation of such transaction, two-thirds or more of the voting stock of the surviving entity or entities or affiliates thereof, or of the transferee of the assets of the Corporation, as the case may be;

                  5C. Sell or transfer more than 10% of the assets of the Corporation within any 12 month period, other than in the ordinary course of business;

                  5D. Amend, alter or repeal its Certificate of Incorporation, or amend, alter or repeal its By-laws so as to adversely affect a holder of Preferred Stock;

                  5E. Purchase or set aside any sums for the purchase of, or pay any dividend or make any distribution on, any shares of stock other than the Preferred Stock, except for (i) dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock; (ii) the purchase of shares of Common Stock from former employees, officers, directors or other providers of services to the Corporation who acquired such shares directly from the Corporation, if each such purchase is made pursuant to contractual rights held by the Corporation relating to the termination of employment or services of such former employees, officers, directors or other providers of services to the Corporation and the purchase price does not exceed the original issue price paid by such person to the Corporation for such shares; (iii) repurchase of shares of Common Stock pursuant to the Stockholders' Agreement;
(iv) repurchase of shares of Common Stock pursuant to right of first refusal agreements executed in connection with options granted under the Plan; (v) the repurchase of shares of Series E Convertible Preferred Stock and Series F Convertible Preferred Stock pursuant to a certain Stock Purchase Agreement by and among the Corporation and the holders of Series E Convertible Preferred Stock and Series F Convertible Preferred Stock dated as of April 12, 1993 (the "Series E and Series F Stock Purchase Agreement") and pursuant to a certain Amended and Restated Stockholders' Agreement by and among the Corporation, International Business Machines Corporation and certain of the Corporation's stockholders dated as of May 14, 1993, as amended (the "IBM Stockholders' Agreement"); and (vi) the repurchase of shares of Series I Convertible Preferred Stock pursuant to a certain Supplement to Stock Purchase Agreement by and between the Corporation and Intel Corporation dated as of March 31, 1994 (the "Intel Agreement").

                  5F. Redeem or otherwise acquire any shares of

Preferred Stock except pursuant to one or more written agreements to which the Corporation and all of the holders of Preferred Stock are parties, pursuant to a purchase offer made pro rata to all holders of the shares of Preferred Stock on the basis of the aggregate number of outstanding shares of Preferred Stock then held by each such holder, pursuant to the Series E and Series F Stock Purchase Agreement and the IBM Stockholders' Agreement, or pursuant to the Intel Agreement.

         6. Conversions. The holders of shares of Preferred Stock shall have the following conversion rights:

                  6A.  Conversion Events.

                           6A(1)  Optional Conversion.  Subject to the terms
and conditions of this Paragraph 6, the holder of any share or shares of Preferred Stock shall have the right, at its option at any time, to convert any such shares of Preferred Stock (except that upon any liquidation, voluntary or involuntary dissolution, or winding-up of the Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Preferred Stock) into such number of fully paid and nonassessable shares of Common Stock as is obtained by (i) multiplying the number of shares of Preferred Stock so to be converted by $1.00 in the case of Series A Convertible Preferred Stock, $1.40 in the case of Series B Convertible Preferred Stock, $1.75 in the case of Series C Convertible Preferred Stock, $2.25 in the case of Series D Convertible Preferred Stock, $3.00 in the case of Series E Convertible Preferred Stock, $3.50 in the case of Series F Convertible Preferred Stock, $4.00 in the case of Series G Convertible Preferred Stock, $5.00 in the case of Series H Convertible Preferred Stock, $7.00 in the case of Series I Convertible Preferred Stock and $3.00 in the case of Series J Convertible Preferred Stock and (ii) dividing the result by the conversion price of $1.00 in the case of Series A Convertible Preferred Stock, $1.40 in the case of Series B Convertible Preferred Stock, $1.75 in the case of Series C Convertible Preferred Stock, $2.25 in the case of Series D Convertible Preferred Stock, $3.00 in the case of Series E Convertible Preferred Stock, $3.50 in the case of Series F Convertible Preferred Stock, $4.00 in the case of Series G Convertible Preferred Stock, $5.00 in the case of Series H Convertible Preferred Stock, $7.00 in the case of Series I Convertible Preferred Stock and $3.00 in the case of Series J Convertible Preferred Stock or, in case an adjustment of such price has taken place pursuant to the further provisions of this Paragraph 6, then by the conversion price as last adjusted and in effect at the date any share or shares of Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to as the "Conversion Price"). Such rights of conversion shall be exercised by the holder thereof by giving written notice to the Corporation that the holder elects to convert a stated number of shares of Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

                           6A(2)  Mandatory Conversion.  The outstanding
shares of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock, Series E Convertible Preferred Stock, Series F Convertible Preferred Stock, Series G Convertible Preferred Stock, Series H Convertible Preferred Stock, Series I Convertible Preferred Stock and Series J Convertible Preferred Stock, as the case may be, shall automatically and without any further action on the part of the Corporation convert into shares of Common Stock effective upon the earlier to occur of (i) such time as the Corporation shall have issued an aggregate of at least two-thirds of the total number of shares of Common Stock which were issued or issuable upon conversion of the shares of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock, Series E Convertible Preferred Stock, Series F Convertible Preferred Stock, Series G Convertible Preferred Stock, Series I Convertible Preferred Stock, Series J Convertible Preferred Stock and, if and when issued, Series H Convertible Preferred Stock, as the case may be, as of the date of a certain Series J Convertible Preferred Stock Purchase Agreement by and among the Corporation and the parties thereto (the "Series J Stock Purchase Agreement"), as such number shall have been adjusted from time to time in the event of any stock dividend, stock split, combination, reclassification or other similar event; or (ii) the closing of a sale of shares of Common Stock by the Corporation pursuant to an underwritten public offering in which (a) the aggregate gross proceeds to the Corporation shall be at least $10,000,000, and (b) the price per share paid by the public, net of underwriting discounts and commissions, shall be at least $3.50 (subject to adjustment in the event of any stock dividend, stock split, combination, reclassification or other similar event.)

                  6B. Issuance of Certificates; Time Conversion Effected. Promptly upon (1) the happening of either event described in subparagraph 6A(2) or the receipt by the Corporation of the written notice referred to in subparagraph 6A(1), and (2) the surrender of the certificate or certificates for the share or shares of Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such shares or shares of Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation, or, in the case of a mandatory conversion under subparagraph 6A(2), on the date of occurrence of either event specified in such subparagraph, and at such time the rights of the holder of such share or shares of Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

                  6C. Partial Conversion; Dividends; Fractional Shares. In case the number of shares of Preferred Stock represented by the certificate or certificates surrendered pursuant to subparagraph 6A(1) exceeds the number of shares to be converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Preferred Stock represented by the certificate or certificates surrendered which are not being converted. At the time of each conversion of shares of Preferred Stock pursuant to this paragraph 6, the Corporation shall pay, out of funds legally available therefor, in cash an amount equal to all dividends declared but unpaid and any Noncompliance Dividends on the shares of Preferred Stock surrendered for conversion to the date upon which such conversion is deemed to take place as provided in subparagraph 6B; provided that, any holder of shares of Preferred Stock may elect, at the time such shares are surrendered for conversion or at any other time prior to conversion, to take payment for all declared but unpaid dividends and any Noncompliance Dividends on such shares, if any, in shares of Common Stock rather than in cash, with the number of shares of Common Stock issuable in lieu of such cash payment to be determined by dividing the aggregate amount of such declared but unpaid dividends and Noncompliance Dividends by the Conversion Price then in effect for the shares of Preferred Stock held by such holder with respect to which such declared but unpaid dividends and Noncompliance Dividends shall be payable. No fractional shares shall be issued upon conversion of Preferred Stock into Common Stock or upon election to take shares of Common Stock in lieu of cash for declared but unpaid dividends and Noncompliance Dividends and no payment or adjustment at the time of such conversion or election shall be made by the Corporation on account of any previously-declared cash dividends on the Common Stock. In lieu of delivering any such fractional share of Common Stock, the Corporation shall pay an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Corporation.

                  6D. Adjustment of Price Upon Issuance of Common Stock. Except as provided in subparagraph 6E, if and whenever the Corporation shall issue or sell or is, in accordance with subparagraphs 6D(1) through 6D(8), deemed to have issued or sold any shares of Common Stock for a consideration per share less than the Conversion Price in effect for any of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock, the Series F Convertible Preferred Stock, the Series G Convertible Preferred Stock, the Series H Convertible Preferred Stock, the Series I Convertible Preferred Stock or the Series J Convertible Preferred Stock immediately prior to the time of such issue or sale (a "Dilutive Offering"), then in each such case, forthwith upon such issue or sale, such Conversion Price for the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock, the Series F Convertible Preferred Stock, the Series G Convertible Preferred Stock, the Series H Convertible Preferred Stock, the Series I Convertible Preferred Stock or the Series J Convertible Preferred Stock, as the case may be, shall be reduced to the price determined by dividing (i) an amount equal to the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issue or sale (including the number of shares of Common Stock issued or issuable upon conversion of the Preferred Stock) multiplied by the then existing Conversion Price for the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock, the Series F Convertible Preferred Stock, the Series G Convertible Preferred Stock, the Series H Convertible Preferred Stock, the Series I Convertible Preferred Stock or the Series J Convertible Preferred Stock, as the case may be, and (b) the consideration, if any, received by the Corporation upon such issue or sale, by (ii) the total number of shares of Common Stock outstanding immediately after such issue or sale (including the number of shares of Common Stock issued or issuable upon conversion of the Preferred Stock).

         Notwithstanding the foregoing, if the Corporation shall issue or sell or is, in accordance with subparagraphs 6D(1) through 6D(8), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Conversion Price for the Series C Convertible Preferred Stock in effect immediately prior to such sale, the Conversion Price in effect for the Series C Convertible Preferred Stock shall be reduced to equal the greater of $1.40 or such consideration per share, provided, that if such consideration per share is less than $1.40, the Conversion Price shall as a result of such issue or sale (i) first be reduced to $1.40 in accordance with this sentence and (ii) thereafter be reduced as otherwise provided in this paragraph 6. For any later issues or sales of Common Stock below the applicable Conversion Price in effect for the Series C Convertible Preferred Stock, adjustments shall be made as otherwise provided in this paragraph 6.

         In addition, notwithstanding the foregoing, if the Corporation shall issue or sell or is, in accordance with subparagraphs 6D(1) through 6D(8), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Conversion Price for the Series B Convertible Preferred Stock in effect immediately prior to such sale, the Conversion Price in effect for the Series B Convertible Preferred Stock shall be reduced to equal the greater of $1.00 or such consideration per share, provided, that if such consideration per share is less than $1.00, the Conversion Price shall as a result of such issue or sale (i) first be reduced to $1.00 in accordance with this sentence and (ii) thereafter be reduced as otherwise provided in this paragraph 6. For any later issues of sales of Common Stock below the applicable Conversion Price in effect for the Series B Convertible Preferred stock, adjustments shall be made as otherwise provided in this paragraph 6.

         Notwithstanding anything to the contrary set forth in paragraph 6 hereof, no adjustment shall be made to (i) the Conversion Price of the Series A Convertible Preferred Stock in the event that the Corporation shall issue or sell or is, in accordance with subparagraphs 6D(1) through 6D(8), deemed to have issued or sold any shares of Common Stock solely at a price per share equal to or greater than the Conversion Price for the Series A Convertible Preferred Stock, but less than the Conversion Price for the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock, the Series F Convertible Preferred Stock, the Series G Convertible Preferred Stock, the Series H Convertible Preferred Stock or the Series I Convertible Preferred Stock; (ii) the Conversion Price of the Series B Convertible Preferred Stock in the event that the Corporation shall issue or sell or is, in accordance with subparagraphs 6D(1) through 6D(8), deemed to have issued or sold any shares of Common Stock solely at a price per share equal to or greater than the Conversion Price for the Series B Convertible Preferred Stock, but less than the Conversion Price for the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock, the Series F Convertible Preferred Stock, the Series G Convertible Preferred Stock, the Series H Convertible Preferred Stock or the Series I Convertible Preferred

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



Stock; (iii) the Conversion Price of the Series C Convertible Preferred Stock in the event that the Corporation shall issue or sell or is, in accordance with subparagraphs 6D(1) through 6D(8), deemed to have issued or sold any shares of Common Stock solely at a price per share equal to or greater than the Conversion Price for the Series C Convertible Preferred Stock, but less than the Conversion Price for the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock, the Series F Convertible Preferred Stock, the Series G Convertible Preferred Stock, the Series H Convertible Preferred Stock or the Series I Convertible Preferred Stock; (iv) the Conversion Price of the Series D Convertible Preferred Stock in the event that the Corporation shall issue or sell or is, in accordance with subparagraphs 6D(1) through 6D(8), deemed to have issued or sold any shares of Common Stock solely at a price per share equal to or greater than the Conversion Price for the Series D Convertible Preferred Stock, but less than the Conversion Price for the Series E Convertible Preferred Stock, the Series F Convertible Preferred Stock, the Series G Convertible Preferred Stock, the Series H Convertible Preferred Stock or the Series I Convertible Preferred Stock; (v) the Conversion Price of the Series E Convertible Preferred Stock in the event that the Corporation shall issue or sell or is, in accordance with subparagraphs 6D(1) through 6D(8), deemed to have issued or sold any shares of Common Stock solely at a price per share equal to or greater than the Conversion Price of the Series E Convertible Preferred Stock, but less than the Conversion Price for the Series F Convertible Preferred Stock, the Series G Convertible Preferred Stock, the Series H Convertible Preferred Stock or the Series I Convertible Preferred Stock; (vi) the Conversion Price of the Series F Convertible Preferred Stock in the event that the Corporation shall issue or sell or is, in accordance with subparagraphs 6D(1) through 6D(8), deemed to have issued or sold any shares of Common Stock solely at a price per share equal to or greater than the Conversion Price of the Series F Convertible Preferred Stock, but less than the Conversion Price for the Series G Convertible Preferred Stock, the Series H Convertible Preferred Stock or the Series I Convertible Preferred Stock; (vii) the Conversion Price of the Series G Convertible Preferred Stock in the event that the Corporation shall issue or sell or is, in accordance with subparagraphs 6D(1) through 6D(8), deemed to have issued or sold any shares of Common Stock solely at a price per share equal to or greater than the Conversion Price of the Series G Convertible Preferred Stock, but less than the Conversion Price for the Series H Convertible Preferred Stock or the Series I Convertible Preferred Stock; (viii) the Conversion Price of the Series H Convertible Preferred Stock in the event that the Corporation shall issue or sell or is, in accordance with subparagraphs 6D(1) through 6D(8), deemed to have issued or sold any shares of Common Stock solely at a price per share equal to or greater than the Conversion Price of the Series H Convertible Preferred Stock, but less than the Conversion Price for the Series I Convertible

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



Preferred Stock; (ix) the Conversion Price of the Series I Convertible Preferred Stock in the event that the Corporation shall issue or sell or is, in accordance with subparagraphs 6D(1) through 6D(8), deemed to have issued or sold any shares of Common Stock solely at a price per share equal to or greater than the Conversion Price of the Series I Convertible Preferred Stock; or (x) the Conversion Price of the Series J Convertible Preferred Stock in the event that the Corporation shall issue or sell or is, in accordance with subparagraphs 6D(1) through 6D(8), deemed to have issued or sold any shares of Common Stock solely at a price per share equal to or greater than the Conversion Price of the Series J Convertible Preferred Stock, but less than the Conversion Price for the Series F Convertible Preferred Stock, the Series G Convertible Preferred Stock, the Series H Convertible Preferred Stock or the Series I Convertible Preferred Stock.

         For purposes of this subparagraph 6D, the following subparagraphs 6D(1) to 6D(8) shall also be applicable:

                  6D(1) Issuance of Rights or Options. In case at any time the Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being called "Convertible Securities"), whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Conversion Price of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock, the Series F Convertible Preferred Stock, the Series G Convertible Preferred Stock, the Series H Convertible Preferred Stock, the Series I Convertible Preferred Stock or the Series J Convertible Preferred

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



Stock, or all ten, as the case may be, in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph 6D(3), no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

                  6D(2) Issuance of Convertible Securities. In case the Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Conversion Price of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock, the Series F Convertible Preferred Stock, the Series G Convertible Preferred Stock, the Series H Convertible Preferred Stock, the Series I Convertible Preferred Stock or the Series J Convertible Preferred Stock, or all ten, as the case may be, in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding as of such date, provided that (a) except as otherwise provided in subparagraph 6D(3), no adjustment of the Conversion Price of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock, the Series F Convertible Preferred Stock, the Series G Convertible Preferred Stock, the Series H Convertible Preferred Stock, the Series I Convertible Preferred Stock or the Series J Convertible Preferred Stock, or all ten, as the case may be, shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Conversion Price of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock, the Series F Convertible Preferred Stock, the Series G Convertible Preferred Stock, the Series H Convertible Preferred Stock, the Series I Convertible Preferred Stock or the Series J Convertible Preferred Stock, or all ten, as the case may be, have been or are to be made pursuant to other provisions of this subparagraph 6D, no further adjustment of the Conversion Price of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock, the Series F Convertible Preferred Stock, the Series G Convertible Preferred Stock, the Series H Convertible Preferred Stock, the Series I Convertible Preferred Stock or the Series J Convertible Preferred Stock, or all ten, as the case may be, shall be made by reason of such issue or sale.

                  6D(3) Change in Option Price or Conversion Rate. Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subparagraph 6D(1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph 6D(1) or 6D(2), or the rate at which Convertible Securities referred to in subparagraph 6D(1) or 6D(2) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Conversion Price of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock, the Series F Convertible Preferred Stock, the Series G Convertible Preferred Stock, the Series H Convertible Preferred Stock, the Series I Convertible Preferred Stock or the Series J Convertible Preferred Stock, or all ten, as the case may be, in effect at the time of such event shall forthwith be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold, but only if as a result of such adjustment the Conversion Price then in effect hereunder is thereby reduced; and on the expiration of any such Option or the termination of any such right to convert or exchange such Convertible Securities, the Conversion Price then in effect hereunder shall forthwith be increased to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

                  6D(4) Stock Dividends. In case the Corporation shall declare a dividend or make any other distribution upon any stock of the Corporation payable in Common Stock (except for dividends or distributions upon the Common Stock), Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

                  6D(5) Consideration for Stock. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

                  6D(6) Record Date. In case the Corporation shall set a record date for the determination of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  6D(7) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purpose of this subparagraph 6D.

                  6D(8) Adjustments for Failure of Participation. Notwithstanding anything contained in this subparagraph 6D to the contrary, the rights of any holder of Preferred Stock to the benefits of this subparagraph 6D shall be subject to the limitations contained in this subparagraph 6D(8) if such holder has failed to participate in any offering which is a Dilutive Offering with respect to such holder's shares by acquiring in such Dilutive Offering such number of shares as shall equal the product of the number of shares actually offered in the Dilutive Offering to all holders of Preferred Stock, as determined by the Board of Directors, multiplied by a fraction: (a) the numerator of which is the number of shares of Preferred Stock with respect to which the offering is a Dilutive Offering as is held by such holder at the time of such Dilutive Offering and (b) the denominator of which is the total number of shares of the Preferred Stock then outstanding with respect to which the offering is a Dilutive Offering (the "Pro Rata Share"). Solely for purposes of this subparagraph 6D(8), shares purchased by an affiliate or affiliates of a holder of Preferred Stock in a Dilutive Offering (other than an affiliate who held Preferred Stock prior to such Dilutive Offering, except to the extent that such affiliate has exceeded its Pro Rata Share and has not otherwise directed that such excess be counted towards the Pro Rata Share of another affiliate) shall be deemed to have been purchased by such holder. As used in this subparagraph, the term affiliate of a holder shall mean a person who directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with, such holder. If any holder of Preferred Stock shall fail to purchase its Pro Rata Share of any such Dilutive Offering in accordance with this subparagraph 6D(8), then such holders rights under this subparagraph 6D shall terminate and shall no longer be of any force and effect as to the shares of Preferred Stock with respect to which the offering was a Dilutive Offering; provided, however, that no holder of shares of Preferred Stock shall be required to participate to the extent of all or any part of such holder's Pro Rata Share of a Dilutive Offering if and to the extent such participation would violate any statute, rule or regulation, or order of any court or governmental agency applicable to such holder and such holder furnishes to the Corporation a certificate, signed by an executive officer or general partner of such holder, as the case may be, and an opinion of counsel, each to such effect. The Corporation, the Board of Directors and the holders of the Preferred Stock shall take all necessary actions to designate a new series of Preferred Stock on any occasion that any holder of Preferred Stock shall fail to purchase its Pro Rata Share of any Dilutive Offering. The Corporation shall, 30 days prior to any issuance of its securities pursuant to a Dilutive Offering, give each holder of Preferred Stock written notice of the holder's right to participate in such Dilutive Offering. If, after the Corporation has given such notice, a Dilutive Offering occurs and a holder of Preferred Stock fails to purchase its Pro

Rata Share of the Dilutive Offering, shares of such holder's Preferred Stock with respect to which the offering is a Dilutive Offering shall be immediately and automatically converted into shares of a newly-created series of Preferred Stock (the "New Preferred Stock"); provided that the terms of any series of New Preferred Stock shall be identical in all respects to the terms of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock, the Series F Convertible Preferred Stock, the Series G Convertible Preferred Stock, the Series H Convertible Preferred Stock, the Series I Convertible Preferred Stock or the Series J Convertible Preferred Stock, as the case may be, except that (i) the Conversion Price of the New Preferred Stock shall be the Conversion Price in effect for the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock, the Series F Convertible Preferred Stock, the Series G Convertible Preferred Stock, the Series H Convertible Preferred Stock, the Series I Convertible Preferred Stock or the Series J Convertible Preferred Stock, as the case may be, immediately prior to such Dilutive Offering and (ii) any holder of shares of the such New Preferred Stock shall not be entitled to receive the benefits of any adjustments to the Conversion Price pursuant to this subparagraph 6D with respect to any future Dilutive Offering by the Corporation. Except as otherwise required by law, all series of New Preferred Stock shall vote together as a single series with the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock, the Series F Convertible Preferred Stock, the Series G Convertible Preferred Stock, the Series H Convertible Preferred Stock, the Series I Convertible Preferred Stock or the Series J Convertible Preferred Stock, as the case may be, relating thereto, on all matters submitted to the stockholders for a vote or a written consent, including, but not limited to, the election for a majority of directors of the Corporation by the Preferred Stock pursuant to subparagraph 2C. For the purposes of paragraphs 3, 4, 5, 6A, 6B, 6C, 6E, 6F, 6G, 6I, 6J, 6K, 6L, 6M, 6N, 6O, 6P, 7
and 8, the terms "Preferred Stock," "Junior Preferred Stock," "Series A Convertible Preferred Stock," "Series B Convertible Preferred Stock," "Series C Convertible Preferred Stock," "Series D Convertible Preferred Stock," "Series E Convertible Preferred Stock," "Series F Convertible Preferred Stock," "Series G Convertible Preferred Stock," "Series H Convertible Preferred Stock," "Series I Convertible Preferred Stock" and "Series J Convertible Preferred Stock" shall include any series of New Preferred Stock relating thereto issued by the Corporation pursuant to this subparagraph 6D(8).

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



                  6E. Certain Issues of Common Stock Excepted. Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Conversion Prices in the case of the issuance of (i) up to an aggregate of 10,366,000 shares (appropriately adjusted to reflect the occurrence of any event described in subparagraph 6F) of Common Stock or options or warrants to purchase Common Stock to directors, officers or employees of, or other providers of service to, the Corporation in connection with their service as directors, officers or employees of, or providers of services to the Corporation, which number of shares shall include any shares issued prior to the issuance of any shares of Preferred Stock (the "Reserved Employee Shares"); (ii) any shares of Common Stock or other securities upon conversion of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock, the Series E Convertible Preferred Stock, the Series F Convertible Preferred Stock, the Series G Convertible Preferred Stock, the Series H Convertible Preferred Stock, the Series I Convertible Preferred Stock or the Series J Convertible Preferred Stock; (iii) any shares of New Preferred Stock in accordance with subparagraph 6D(8); (iv) any shares of Preferred Stock issuable upon exercise of outstanding warrants to purchase Preferred Stock; or (v) any securities issued in connection with equipment lease transactions undertaken in the ordinary course of the Corporation's business and approved by a majority of the members of the Board of Directors designated by the holders of Preferred Stock under the Stockholders' Agreement.

                  6F. Subdivision or Combination of Common Stock. In case the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price of the Preferred Stock in effect immediately prior to such subdivision shall be proportionately reduced and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Conversion Price of the Preferred Stock in effect immediately prior to such combination shall be proportionately increased.

                  6G. Reorganization or Reclassification. If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place and, in any such case, appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

                  6H. Adjustment of Provisions. If the Corporation grants to the holders of any class or series of stock of the Corporation any rights relating to the adjustment of the Conversion Price of such class or series of stock upon a Dilutive Offering or otherwise, which rights shall be more favorable to the holders of such class or series of stock than the comparable rights in this paragraph 6 are to the holders of the Preferred Stock, or which rights shall grant to the holders of such class or series of stock rights not granted to the holders of Preferred Stock pursuant to the Certificate of Incorporation of the Corporation, then such more favorable rights shall be deemed to also apply to all holders of Preferred Stock.

                  6I. Notice of Adjustment. Upon any adjustment of the Conversion Price, then and in each such case the Corporation shall give written notice thereof, by first class mail, postage prepaid, by recorded delivery service or by telex to non-U.S. residents, addressed to each holder of shares of Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

                  6J. Other Notices. In case at any time:

                  (1) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

                  (2) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights);

                  (3) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into, or a sale of all or substantially all its assets to, another entity or entities; or

                  (4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, by recorded delivery service or by telex to non-U.S. residents, addressed to each holder of any shares of Preferred Stock at the address of such holder as shown on the books of the Corporation (a) at least 20 days prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 20 days prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause and (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

                  6K. Stock to be Reserved. The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purposes of issuance upon the conversion of Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to ensure that the par value per share of the Common Stock is at all times equal to or less than the Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to ensure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation or of any requirement of any national securities exchange or quotation system upon which the Common Stock may be listed. The Corporation will not take any action which results in any adjustment of the Conversion Price if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Certificate of Incorporation.

                  6L. No Reissuance of Preferred Stock. Shares of Preferred Stock which are converted into shares of Common Stock as provided herein shall be cancelled and shall not be reissued.

                  6M. Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Preferred Stock which is being converted.

                  6N. Closing of Books. The Corporation will at no time close its transfer books against the transfer of any Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Preferred Stock in any manner which interferes with the timely conversion of such Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

                  6O. Definition of Common Stock. As used in this paragraph 6, the term "Common Stock" shall mean and include the Corporation's authorized Common Stock, par value $.001 per share, as constituted on the date of filing of these terms of the Preferred Stock and also shall include any capital stock of any class of the Corporation thereafter authorized which shall neither be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends nor entitled to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument or, in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in subparagraph 6G.

         7. Noncompliance.

                  7A. Remedies. Immediately upon the occurrence of any Noncompliance Event, as defined below, the holders of the Preferred Stock will have the following rights, in addition to all other rights set forth in the Certificate of Incorporation, in any agreement between such holders and the Corporation, or as otherwise provided by law:

                  (1) A cumulative dividend (the "Noncompliance Dividend") shall accrue on a daily basis on all outstanding shares of Preferred Stock to which the Noncompliance Event applies as set forth in subparagraph 7B, so long as the

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



Corporation is a noncompliance (as defined below), which such dividend shall be in addition to the accruing dividends described in subparagraph 3B. Such dividend shall accrue at the annual rate of $.10 per share in the case of Series A Convertible Preferred Stock, $.14 per share in the case of Series B Convertible Preferred Stock, $.175 per share in the case of Series C Convertible Preferred Stock, $.225 per share in the case of Series D Convertible Preferred Stock, $.30 per share in the case of Series E Convertible Referred Stock, $.35 per share in the case of Series F Convertible Preferred Stock, $.40 per share in the case of Series G Convertible Preferred Stock, $.50 per share in the case of Series H Convertible Preferred Stock, $.70 per share in the case of Series I Convertible Preferred Stock and $.30 per share in the case of Series J Convertible Referred Stock for the first 30 days that the Corporation is in noncompliance, which rate shall increase by $.01 for each successive 30-day period that the Corporation remains in noncompliance, up to a maximum annual rate of $.16 per share in the case of Series A Convertible Preferred Stock, $.22 per share in the case of Series B Convertible Preferred Stock, $.28 per share in the case of Series C Convertible Preferred Stock, $.36 per share in the case of Series D Convertible Preferred Stock, $.48 per share in the case of Series E Convertible Preferred Stock, $.56 per share in the case of Series F Convertible Preferred Stock, $.64 per share in the case of Series G Convertible Preferred Stock, $.80 per share in the case of Series H Convertible Preferred Stock, $1.12 per share in the case of Series I Convertible Preferred Stock and $.48 per share in the case of Series J Convertible Preferred Stock. Each holder of Preferred Stock to whom any such dividend is payable may elect to have such dividend paid by the Corporation in cash or in shares of Common Stock of the Corporation, as provided in subparagraph 6C.

                  (2) As provided in subparagraph 2C, the holders of Preferred Stock, voting as a single class, shall have the right to elect a majority of the directors of the Corporation.

                  7B. Noncompliance Event. For the purposes of this Certificate of Incorporation, a "Noncompliance Event" shall be defined as any one or more of the following events:

                  (1) The Corporation has materially breached any one or more of the provisions of (i) the Series A Convertible Preferred Stock Purchase Agreement dated December 22, 1988 as then in effect (the "Series A Stock Purchase Agreement") or Article V of the Series D Convertible Preferred Stock Purchase Agreement dated March 12, 1992 (the "Series D Stock Purchase Agreement") as then in effect with respect to the Series A Convertible Preferred Stock, (ii) the Series B Convertible Preferred Stock Purchase Agreement dated June 29, 1990 as then in effect (the "Series B Stock Purchase Agreement") or
Article V of the Series D Stock Purchase Agreement as then in effect with respect to the Series B

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



Convertible Preferred Stock, (iii) the Series C Convertible Preferred Stock Purchase Agreement dated July 29, 1991 as then in effect (the "Series C Stock Purchase Agreement") or Article V of the Series D Stock Purchase Agreement as then in effect with respect to the Series C Convertible Preferred Stock, (iv) the Series D Stock Purchase Agreement as then in effect, (v) the Series E and Series F Stock Purchase Agreement, (vi) the Series G and Series H Convertible Preferred Stock Purchase Agreement dated May 14, 1993 as then in effect (the "Series G and Series H Stock Purchase Agreement") or Article V of the Series J Stock Purchase Agreement as then in effect with respect to the Series G Convertible Preferred Stock and the Series H Convertible Preferred Stock, (vii) the Series I Stock Purchase Agreement dated March 31, 1994 as then in effect (the "Series I Stock Purchase Agreement"), (viii) the Series J Stock Purchase Agreement (the Series A Stock Purchase Agreement, the Series B Stock Purchase Agreement, the Series C Stock Purchase Agreement, the Series D Stock Purchase Agreement, the Series E and Series F Stock Purchase Agreement, the Series G and Series H Stock Purchase Agreement, the Series I Stock Purchase Agreement and the Series J Stock Purchase Agreement to be referred to collectively herein as the "Stock Purchase Agreements") or (ix) the Amended and Restated Registration Rights Agreement, as amended, the Redemption Agreement, the Stockholders' Agreement and the IBM Stockholders' Agreement executed in connection with the Stock Purchase Agreements (collectively, the "Ancillary Agreements") with respect to the shares of Preferred Stock to which such Ancillary Agreements may apply, in each case as such Ancillary Agreements shall have been amended, and such breach has continued for 30 days following receipt by the Corporation of written notice of said breach given by the holders of at least two-thirds of the outstanding shares of Preferred Stock with respect to which such covenant or provisions applies;

                  (2) Any of the Corporation's representations and/or warranties set forth in the Series A Stock Purchase Agreement with respect to the Series A Convertible Preferred Stock, the Series B Stock Purchase Agreement with respect to the Series B Convertible Preferred Stock, the Series C Stock Purchase Agreement with respect to the Series C Convertible Preferred Stock, the Series D Stock Purchase Agreement with respect to the Series D Convertible Preferred Stock, the Series E and Series F Stock Purchase Agreement with respect to the Series E Convertible Preferred Stock and the Series F Convertible Preferred Stock, the Series G and Series H Stock Purchase Agreement with respect to the Series G Convertible Preferred Stock and the Series H Convertible Preferred Stock, the Series I Convertible Preferred Stock Purchase Agreement with respect to the Series I Convertible Preferred Stock, the Series J Convertible Preferred Stock Purchase Agreement with respect to the Series J Convertible Preferred Stock or in any one or more of the Ancillary Agreements with respect to the shares of Preferred Stock to which such

Ancillary Agreement may apply, was not substantially true as of the date of closing for such Stock Purchase Agreement or Ancillary Agreement and the Corporation has received written notice of such fact from the holders of at least two-thirds of the outstanding shares of Preferred Stock with respect to which such representation and/or warranty applies;

                  (3) The Corporation has failed to make payment(s) when due for any dividends, interest and/or mandatory redemption of any securities, where such payment(s) aggregate over $200,000 and such failure to pay has continued for 30 days following receipt by the Corporation of written notice of said failure to pay from the holders of at least two-thirds of the outstanding shares of Preferred Stock;

                  (4) The Corporation has been in material default of payment on any debt agreement under which the Corporation is obligated to pay at least $200,000 in principal (including any acceleration thereof) and accrued interest at the time of such default, and such default has continued for 30 days following receipt by the Corporation of written notice of said default given by the holders of at least two-thirds of the outstanding shares of Preferred Stock; or

                  (5) The Corporation has filed for bankruptcy, made an assignment for the benefit of creditors, materially compromised its debt with a material creditor of the Corporation or suffered acceleration of a material debt instrument and the Corporation has received written notice of same from the holders of at least two-thirds of the outstanding shares of Preferred Stock.

Once a Noncompliance Event has occurred, the Corporation shall give prompt notice thereof to each holder of Preferred Stock, and shall be deemed "in noncompliance" until such time as the President or Chief Financial Officer of the Corporation shall have certified and delivered by hand or by first class mail, postage prepaid, by the recorded delivery service or by telex to non-U.S. residents, addressed to each holder of Preferred Stock at the address of such holder as shown on the books of the Corporation, notice that the condition underlying such Noncompliance Event is cured.

         8. Amendments. No provision of these terms of the Preferred Stock may be amended, modified or waived without the written consent or affirmative vote of the holders of at least two-thirds of the then-outstanding shares of Preferred Stock voting as a single class.

         SECOND: Written consent to the adoption of the foregoing amendment of the Restated Certificate of Incorporation of the

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



Corporation has been given in accordance with the provisions of Section 228 of the Delaware General Corporation Law and written notice of the adoption of said amendment without a meeting by less than unanimous written consent has been given to those stockholders who have not consented in writing as provided in said Section 228.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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


         IN WITNESS WHEREOF, Object Design, Inc. has caused this certificate to be signed by its President and attested by its Secretary this 15th day of February, 1996.

                                                Object Design, Inc.


                                                By:___________________________
                                                   Its President

ATTEST


By:________________________________
   Its Secretary

                                      -30-